                                                                 Exhibit 10.1



                              STOCK PURCHASE AGREEMENT

                                      BETWEEN

                    INTERWAVE COMMUNICATIONS INTERNATIONAL, LTD.

                                        AND

                                THE SHAREHOLDERS OF

                           MICROCELLULAR SYSTEMS LIMITED




                                   JUNE 30, 2000

                                  TABLE OF CONTENTS

ARTICLE 1   CONSTRUCTION AND DEFINITIONS . . . . . . . . . . . . . . . . . 1

      1.1   CONSTRUCTION . . . . . . . . . . . . . . . . . . . . . . . . . 1

      1.2   DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . 1

ARTICLE 2   SALE AND TRANSFER OF SHARES; CLOSING . . . . . . . . . . . . . 6

      2.1   SALE OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . 6

      2.2   AGGREGATE PURCHASE PRICE . . . . . . . . . . . . . . . . . . . 6

      2.3   PAYMENT OF AGGREGATE PURCHASE PRICE. . . . . . . . . . . . . . 6

      2.4   TREATMENT OF OPTIONS . . . . . . . . . . . . . . . . . . . . . 8

      2.5   CLOSING. . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

      2.6   CLOSING DELIVERIES . . . . . . . . . . . . . . . . . . . . . . 9

      2.7   ADJUSTMENT PROCEDURE . . . . . . . . . . . . . . . . . . . . . 10

      2.8   EMPLOYEE Retention plan. . . . . . . . . . . . . . . . . . . . 12

ARTICLE 3   REPRESENTATIONS AND WARRANTIES OF SELLERS. . . . . . . . . . . 12

      3.1   ORGANIZATION, GOOD STANDING, OWNERSHIP OF SUBSIDIARIES, AND
            CONVEYANCE OF OWNERSHIP. . . . . . . . . . . . . . . . . . . . 12

      3.2   ENFORCEABILITY; NO CONFLICT. . . . . . . . . . . . . . . . . . 13

      3.3   CAPITALIZATION . . . . . . . . . . . . . . . . . . . . . . . . 14

      3.4   FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . 14

      3.5   BOOKS AND RECORDS. . . . . . . . . . . . . . . . . . . . . . . 15

      3.6   ACCOUNTS RECEIVABLE. . . . . . . . . . . . . . . . . . . . . . 15

      3.7   INVENTORY. . . . . . . . . . . . . . . . . . . . . . . . . . . 15

      3.8   NO UNDISCLOSED LIABILITIES . . . . . . . . . . . . . . . . . . 15

      3.9   NO MATERIAL ADVERSE CHANGE . . . . . . . . . . . . . . . . . . 15

      3.10  ABSENCE OF CERTAIN CHANGES AND EVENTS. . . . . . . . . . . . . 16

      3.11  LEASE ARRANGEMENTS; REAL PROPERTY. . . . . . . . . . . . . . . 16

      3.12  CONDITION AND SUFFICIENCY OF TANGIBLE ASSETS . . . . . . . . . 17

      3.13  INTELLECTUAL PROPERTY. . . . . . . . . . . . . . . . . . . . . 17

      3.14  DATE-LIMITED SOFTWARE; EURO COMPLIANCE . . . . . . . . . . . . 18

      3.15  CONTRACTS; NO DEFAULTS . . . . . . . . . . . . . . . . . . . . 18

      3.16  CUSTOMERS AND SUPPLIERS. . . . . . . . . . . . . . . . . . . . 20

      3.17  INSURANCE. . . . . . . . . . . . . . . . . . . . . . . . . . . 20

                                    -i-
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      3.18  TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20

      3.19  EMPLOYEE BENEFITS. . . . . . . . . . . . . . . . . . . . . . . 21

      3.20  LABOR RELATIONS; EMPLOYMENT LAW. . . . . . . . . . . . . . . . 22

      3.21  ENVIRONMENTAL, HEALTH, AND SAFETY MATTERS. . . . . . . . . . . 22

      3.22  COMPLIANCE WITH LEGAL REQUIREMENTS; GOVERNMENTAL
            AUTHORIZATIONS . . . . . . . . . . . . . . . . . . . . . . . . 23

      3.23  LEGAL PROCEEDINGS; ORDERS. . . . . . . . . . . . . . . . . . . 23

      3.24  RELATIONSHIPS WITH RELATED PERSONS . . . . . . . . . . . . . . 24

      3.25  BROKERS OR FINDERS . . . . . . . . . . . . . . . . . . . . . . 24

      3.26  DISCLOSURE . . . . . . . . . . . . . . . . . . . . . . . . . . 24

      3.27  ADDITIONAL REPRESENTATIONS AND WARRANTIES. . . . . . . . . . . 24

ARTICLE 4   REPRESENTATIONS AND WARRANTIES OF BUYER. . . . . . . . . . . . 26

      4.1   ORGANIZATION . . . . . . . . . . . . . . . . . . . . . . . . . 26

      4.2   ENFORCEABILITY; NO CONFLICT. . . . . . . . . . . . . . . . . . 27

      4.3   PROCEEDINGS. . . . . . . . . . . . . . . . . . . . . . . . . . 27

      4.4   BROKERS OR FINDERS . . . . . . . . . . . . . . . . . . . . . . 27

ARTICLE 5   COVENANTS OF SELLERS BEFORE CLOSING. . . . . . . . . . . . . . 28

      5.1   ACCESS AND INVESTIGATION . . . . . . . . . . . . . . . . . . . 28

      5.2   OPERATION OF THE BUSINESSES OF THE ACQUIRED COMPANIES. . . . . 28

      5.3   NEGATIVE COVENANT. . . . . . . . . . . . . . . . . . . . . . . 28

      5.4   REQUIRED APPROVALS . . . . . . . . . . . . . . . . . . . . . . 28

      5.5   NOTIFICATION . . . . . . . . . . . . . . . . . . . . . . . . . 29

      5.6   PAYMENT OF INDEBTEDNESS BY RELATED PERSONS . . . . . . . . . . 29

      5.7   NO NEGOTIATION . . . . . . . . . . . . . . . . . . . . . . . . 29

ARTICLE 6   COVENANTS OF BUYER BEFORE CLOSING. . . . . . . . . . . . . . . 30

      6.1   REQUIRED APPROVALS . . . . . . . . . . . . . . . . . . . . . . 30

ARTICLE 7   CONDITIONS PRECEDENT TO BUYER'S OBLIGATION TO CLOSE. . . . . . 30

      7.1   ACCURACY OF REPRESENTATIONS. . . . . . . . . . . . . . . . . . 30

      7.2   SELLERS' PERFORMANCE . . . . . . . . . . . . . . . . . . . . . 30

      7.3   CONSENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . 30

      7.4   ADDITIONAL DOCUMENTS . . . . . . . . . . . . . . . . . . . . . 30

      7.5   NO PROCEEDINGS . . . . . . . . . . . . . . . . . . . . . . . . 31

                                    -ii-

      7.6   NO CLAIM REGARDING EQUITY OWNERSHIP OR SALE PROCEEDS . . . . . 31

      7.7   NO PROHIBITION . . . . . . . . . . . . . . . . . . . . . . . . 31

ARTICLE 8   CONDITIONS PRECEDENT TO SELLERS' OBLIGATION TO CLOSE . . . . . 31

      8.1   ACCURACY OF REPRESENTATIONS. . . . . . . . . . . . . . . . . . 31

      8.2   BUYER'S PERFORMANCE. . . . . . . . . . . . . . . . . . . . . . 31

      8.3   CONSENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . 31

      8.4   ADDITIONAL DOCUMENTS . . . . . . . . . . . . . . . . . . . . . 32

      8.5   NO PROHIBITION . . . . . . . . . . . . . . . . . . . . . . . . 32

ARTICLE 9   TERMINATION. . . . . . . . . . . . . . . . . . . . . . . . . . 32

      9.1   TERMINATION EVENTS . . . . . . . . . . . . . . . . . . . . . . 32

      9.2   EFFECT OF TERMINATION. . . . . . . . . . . . . . . . . . . . . 32

ARTICLE 10  INDEMNIFICATION; REMEDIES. . . . . . . . . . . . . . . . . . . 33

      10.1  SURVIVAL, RIGHT TO INDEMNIFICATION NOT AFFECTED BY KNOWLEDGE;
            WAIVER . . . . . . . . . . . . . . . . . . . . . . . . . . . . 33

      10.2  INDEMNIFICATION BY SELLERS . . . . . . . . . . . . . . . . . . 33

      10.3  INDEMNIFICATION AND PAYMENT OF DAMAGES BY BUYER. . . . . . . . 34

      10.4  TIME LIMITATIONS . . . . . . . . . . . . . . . . . . . . . . . 35

      10.5  LIMITATIONS ON AMOUNT. . . . . . . . . . . . . . . . . . . . . 35

      10.6  RIGHT OF SETOFF. . . . . . . . . . . . . . . . . . . . . . . . 36

      10.7  PROCEDURE FOR INDEMNIFICATION - DEFENSE OF THIRD-PARTY CLAIMS. 36

ARTICLE 11  TAX MATTERS. . . . . . . . . . . . . . . . . . . . . . . . . . 36

      11.1  INDEMNIFICATION OF SELLERS . . . . . . . . . . . . . . . . . . 36

      11.2  INDEMNIFICATION OF BUYER . . . . . . . . . . . . . . . . . . . 36

      11.3  INDEMNIFICATION PROCESS. . . . . . . . . . . . . . . . . . . . 37

      11.4  TIMING OF PAYMENT; CHARACTERIZATION. . . . . . . . . . . . . . 37

      11.5  TRANSACTIONAL TAXES. . . . . . . . . . . . . . . . . . . . . . 37

      11.6  TAX ELECTIONS. . . . . . . . . . . . . . . . . . . . . . . . . 37

      11.7  TAX RECORDS. . . . . . . . . . . . . . . . . . . . . . . . . . 38

      11.8  MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . . 38

ARTICLE 12  SELLERS' REPRESENTATIVE. . . . . . . . . . . . . . . . . . . . 38

      12.1  APPOINTMENT. . . . . . . . . . . . . . . . . . . . . . . . . . 38

                                    -iii-

      12.2  LIMITATION ON LIABILITY; INDEMNIFICATION . . . . . . . . . . . 39

      12.3  RELIANCE . . . . . . . . . . . . . . . . . . . . . . . . . . . 39

      12.4  DELEGATION; SUCCESSOR. . . . . . . . . . . . . . . . . . . . . 39

ARTICLE 13  GENERAL PROVISIONS . . . . . . . . . . . . . . . . . . . . . . 39

      13.1  EXPENSES . . . . . . . . . . . . . . . . . . . . . . . . . . . 39

      13.2  PUBLIC ANNOUNCEMENTS . . . . . . . . . . . . . . . . . . . . . 40

      13.3  CONFIDENTIALITY. . . . . . . . . . . . . . . . . . . . . . . . 40

      13.4  NOTICES. . . . . . . . . . . . . . . . . . . . . . . . . . . . 40

      13.5  FURTHER ASSURANCES . . . . . . . . . . . . . . . . . . . . . . 42

      13.6  SCHEDULES. . . . . . . . . . . . . . . . . . . . . . . . . . . 42

      13.7  ENTIRE AGREEMENT AND MODIFICATION. . . . . . . . . . . . . . . 42

      13.8  SEVERABILITY . . . . . . . . . . . . . . . . . . . . . . . . . 42

      13.9  ASSIGNMENTS, SUCCESSORS, AND NO THIRD PARTY RIGHTS . . . . . . 42

      13.10 WAIVER . . . . . . . . . . . . . . . . . . . . . . . . . . . . 42

      13.11 ARBITRATION. . . . . . . . . . . . . . . . . . . . . . . . . . 43

      13.12 GOVERNING LAW. . . . . . . . . . . . . . . . . . . . . . . . . 43

      13.13 COUNTERPARTS . . . . . . . . . . . . . . . . . . . . . . . . . 43


EXHIBITS
Exhibit 2.4. . . . . . . . . . . . . . . Option Cancellation and Assumption Agreement

Exhibit 2.6(a)(ii) . . . . . . .Seller's Release (Delivered on Payment After Closing)

Exhibit 2.6(a)(v). . . . . . . . . . . . . . . . . . . . . Non-competition Agreements

Exhibit 2.6(a)(vi) . . . . . . . . . . . . . . . . . . . . . . .Employment Agreements

Exhibit 2.6(a)(viii) . . . . . . . . . . . . . . . . . . Seller's Closing Certificate

Exhibit 2.6(b)(i). . . . . . . . . . . . . . . . . . . . .Buyer's Closing Certificate

Exhibit 2.6(c) . . . . . . . . . . . . . . . . . . . . . . . . . . . Escrow Agreement

Exhibit 2.9  . . . . . . . . . . . . . . . Seller's Release (Delivered After Payment)

Exhibit 7.4(a) . . . . . . . . . . . . . . . . . . . . . .Opinion of Sellers' Counsel

SELLERS' DISCLOSURE SCHEDULE

Part 2.3 . . . . . . . . . . . . . . . . . . . . . Aggregate Purchase Price Breakdown

Part 2.4 . . . . . . . . . . . . . . . . Option Cancellation and Assumption Breakdown

Part 3.1 . . . . . . . . . . Copies of Organizational Documents of Acquired Companies

Part 3.2(b). . . . . . . . . . . . . . . . . Consents and Governmental Authorizations

Part 3.2(c). . . . . . . . . . . . . . . . . . . . . . . . .Exceptions to No Conflict

Part 3.3 . . . . . . . . . . . . . . . . . . . . . . .Fully-Diluted Capital Structure

Part 3.6 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Accounts Receivable

Part 3.8 . . . . . . . . . . . . . . . . . . .Exceptions to Balance Sheet Liabilities

Part 3.10. . . . . . . . . . . . . . . . . .Exceptions to Ordinary Course of Business

Part 3.11. . . . . . . . . . . . . . . . List of Lease Agreements and Principal Terms

Part 3.13(b) . . . . . . . . . . . . . . .List of Intellectual Property and Royalties

Part 3.13(c) . . . . . . . . . . . . . . . . . . . Exceptions to Free and Clear Title

                                    -v-

Part 3.15(a) . . . . . . . . . . . . . . . . . .List of Contracts and Principal Terms

Part 3.15(b) . . . . . . . . . . . . . . . . Exceptions to Effectiveness of Contracts

Part 3.16. . . . . . . . . . . . . . . . . . . . . . . . .Key Customers and Suppliers

Part 3.17. . . . . . . . . . .List of Insurance Policies, Principal Terms, and Claims

Part 3.18. . . . . . . . . . . . . . . . . . . . . .Exceptions to Tax Representations

Part 3.19(a) . . . . . . . . . . . . .Employee Benefits Plans and Similar Obligations

Part 3.19(b) . . . . . . . . . . . . . . . . .List of all Employees and Other Workers

Part 3.19(d) . . . . . . . . . . . . . . . . . . Exceptions to Employment Obligations

Part 3.20(b) . . . . . . . . . . . . . . . . . . . . Collective Bargaining Agreements

Part 3.21. . . . . . . . . . . . . . . . . . . Exceptions to Environmental Compliance

Part 3.22(a) . . . . . . . . . . . . . . . . . . . . . Exceptions to Legal Compliance

Part 3.22(b) . . . . . . . . . . . . . . . . . . .List of Governmental Authorizations

Part 3.23. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Proceedings

Part 3.27. . . . . . . . . . . . . . . . . .Additional Representations and Warranties

BUYER'S SCHEDULES

Schedule 4.2(b). . . . . . . . . . . . . . . Consents and Governmental Authorizations

Schedule 4.2(c). . . . . . . . . . . . . . . . . . . . . . .Exceptions to No Conflict

                              STOCK PURCHASE AGREEMENT

       This Stock Purchase Agreement (the "AGREEMENT") is made as of JUNE 30, 2000, by and among INTERWAVE COMMUNICATIONS INTERNATIONAL, LTD., A BERMUDA corporation ("BUYER"), and the Persons identified on the attached Schedule of Sellers ("SELLERS").

                                PRELIMINARY STATEMENT

       Sellers desire to sell, and Buyer desires to purchase, all of the issued shares at closing (the "SHARES") of MICROCELLULAR SYSTEMS LIMITED, a company organized under the laws of Ireland (the "COMPANY"), on the terms set forth in this Agreement.

                                      AGREEMENT

       The parties, intending to be legally bound, agree as follows:

                                      ARTICLE 1

                             CONSTRUCTION AND DEFINITIONS

1.1    CONSTRUCTION

       Any reference in this Agreement to an "Article," "Section" or "Part" refers to the corresponding Article, Section or Part of this Agreement or the Disclosure Schedules, unless the context indicates otherwise. The headings of Articles and Sections are provided for convenience only and should not affect the construction or interpretation of this Agreement. All words used in this Agreement should be construed to be of such gender or number as the circumstances require. The terms "include" or "including" indicate examples of a foregoing general statement and not a limitation on that general statement. Any reference to a statute refers to the statute, any amendments or successor legislation, and all regulations promulgated under or implementing the statute, as in effect at the relevant time. Any reference to a Contract or other document as of a given date means the Contract or other document as amended, supplemented and modified from time to time.

1.2    DEFINITIONS

       For the purposes of this Agreement, the following terms and variations on them have the meanings specified in this Section:

       "ACCOUNTS RECEIVABLE" is defined in Section 3.6.

       "ACQUIRED COMPANY" means each of the following (i) the Company, together with its trade representative office in Beijing, China, (ii) Microcellular Systems Ireland Limited, an Irish corporation, (iii) Microcellular Systems Limited (U.K.), a United Kingdom corporation, and (iv) Microcellular Systems USA, Inc., a California corporation (collectively referred to as the "Acquired Companies").

       "ADJUSTMENT AMOUNT" is defined in Section 2.7(d).

       "ADVERSE CONSEQUENCE" means any Liability, loss, damage (including incidental and consequential damages), claim, cost, deficiency, diminution of value, or expense (including costs of investigation and defense, penalties, and reasonable legal fees and costs), whether or not involving a third-party claim.

       "AGGREGATE PURCHASE PRICE" is defined in Section 2.2.

       "ANCILLARY AGREEMENTS" is defined in Section 2.6(c).

       "BALANCE SHEET" is defined in Section 3.4.

       "BEST EFFORTS" means the efforts that a prudent Person desirous of achieving a result would use in similar circumstances to achieve that result as expeditiously as possible.

       "BUYER" is defined in the first paragraph of this Agreement.

       "BUYER INDEMNITEES" is defined in Section 10.2.

       "CLOSING" means the consummation and completion of the purchase and sale of the Shares.

       "CLOSING BALANCE SHEET" is defined in Section 2.7(b).

       "CLOSING DATE" means the date on which the Closing actually takes place.

       "COMPANY" is defined in the Preliminary Statement.

       "COMPANY CONTRACT" means any Contract (a) under which an Acquired Company has or may acquire rights, (b) under which an Acquired Company is or may become subject to Liability, or (c) by which an Acquired Company or any of its assets is or may become bound.

       "CONSENT" means any approval, consent, ratification, waiver, or other authorization.

       "CONTEMPLATED TRANSACTIONS" means all of the transactions to be carried out in accordance with this Agreement, including the purchase and sale of the Shares, the performance by the parties of their other obligations under this Agreement, and the execution, delivery, and performance of the Ancillary Agreements.

       "CONTRACT" means any contract, agreement, commitment, understanding, lease, license, franchise, warranty, guaranty, mortgage, note, bond, or other instrument or consensual obligation (whether written or oral and whether express or implied) that is legally binding.

       "CONTRAVENE" - an act or omission would "Contravene" something if, as the context requires:

              (i) the act or omission would conflict with it, violate it, result in a breach or violation of or failure to comply with it, or constitute a default under it;

              (ii) the act or omission would give any Governmental Body or other Person the right to challenge, revoke, withdraw, suspend, cancel, terminate, or modify it, to exercise any remedy or obtain any relief under it, or to declare a default or accelerate the maturity of any obligation under it; or

              (iii) the act or omission would result in the creation of an Encumbrance on the stock or assets of an Acquired Company.

       "DEVICES" is defined in Section 3.14(a).

       "DISCLOSURE SCHEDULE" means the disclosure schedule delivered by Sellers to Buyer concurrently with the execution and delivery of this Agreement.

       "EMPLOYEES" is defined in Section 2.6(a)(v).

       "EMPLOYEE SELLERS" means Michael Fitzgerald, Monte Egeland, Ian Walter, David Jones, Alastair Froggett, Guy Waugh, Glyn Turner, Dan Lambert, Denis Herlihy, Tony Dunne, Bart Kane, Sharon Rovario, Pete Crawford, James Kempton, Dan Hawkinson, Roger Johnson, Suresh Koppolu, Carol Zhang and all other Sellers employed by an Acquired Company at the closing.

       "EMPLOYEE SHAREHOLDINGS" means the total number of shares of the Company held by all Employee Sellers on the Closing Date.

       "ENCUMBRANCE" means any charge, claim, mortgage, servitude, easement, right of way, community or other marital property interest, covenant, equitable interest, lease or other possessory interest, lien, option, pledge, security interest, preference, priority, right of first refusal, or similar restriction.

       "ESCROW ACCOUNT" is defined in Section 2.3 (c).

       "ESCROW AGENT" is defined in Section 2.3(c).

       "ESCROW AGREEMENT" is defined in Section 2.6(c).

       "FACILITY" means any real property or tangible personal property interest owned or operated by an Acquired Company, including the real property and tangible personal property used or leased by an Acquired Company.

       "GOVERNMENTAL AUTHORIZATION" means any Consent, license, permit or registration issued, granted, given or otherwise made available by or under the authority of any Governmental Body or pursuant to any Legal Requirement.

       "GOVERNMENTAL BODY" means any:

              (i) nation, region, state, county, city, town, village, district, or other jurisdiction;

              (ii) governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, or other entity and any court or other tribunal);

              (iii) body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, policy, regulatory, or taxing authority or power of any nature; and

              (iv)   official of any of the foregoing.

       "INTELLECTUAL PROPERTY" is defined in Section 3.13(a).

       "INTERIM BALANCE SHEET" is defined in Section 3.4.

       "KNOWLEDGE" -- (i) an individual will be considered to have "Knowledge" of a fact or matter if the individual is actually aware of the fact or matter or a prudent individual could be expected to discover or otherwise become aware of the fact or matter in the course of conducting a reasonably comprehensive investigation concerning the existence of the fact or matter; (ii) an entity will be considered to have "Knowledge" of a fact or matter if any individual who is serving, or who has at any time served, as a director, manager or senior executive, officer, partner, executor, or trustee of that entity (or in similar capacity) has, or at any time had, Knowledge of the fact or matter; and (iii) Sellers will be considered to have "Knowledge" of a fact or matter if an Acquired Company or any Seller has Knowledge of the fact or matter.

       "LEGAL REQUIREMENT" means any constitution, law, statute, treaty, rule, regulation, ordinance, binding case law or principle of common law, notice, approval or Order of any Governmental Body, and any Contract with any Governmental Body relating to compliance with any of the foregoing.

       "LIABILITIES" includes liabilities or obligations of any nature, whether known or unknown, whether absolute, accrued, contingent, choate, inchoate, or otherwise, whether due or to become due, and whether or not required to be reflected on a balance sheet.

       "MATERIAL ADVERSE EFFECT" - something would be considered to have a "Material Adverse Effect" on an Acquired Company if it (i) materially adversely affects the financial or other condition, results of operations, assets (considered in the aggregate), Liabilities, equity, business or prospects of the Acquired Company, (ii) materially impedes the ongoing operations of the Acquired Company, or (iii) significantly adversely affects a material asset of the Acquired Company.

       "NON-EMPLOYEE SELLERS" - means Andrew O'Rorke, Declan Hogan, Rionach Ui Ogain, Paul McKeon, Fiona McKeon, Hogan & Associates, Pearse Boyce, Robert Dennison, Thomas Cunningham, Martin Quaid, Rory A. Stokes, Innovapp, and Shannon Free Airport Development Company Limited.

       "ORDER" means any order, injunction, judgment, decree, ruling, assessment or arbitration award of any Governmental Body or arbitrator.

       "ORDINARY COURSE OF BUSINESS" refers to actions taken in an Acquired Company's normal operation, consistent with its past practice and causing no Material Adverse Effect.

       "ORGANIZATIONAL DOCUMENT" means any charter, articles, bylaws, certificate, statement, statutes, or similar document adopted, filed or registered in connection with the creation, formation, or organization of an entity, and any Contract among all equity holders, partners or members of an entity.

       "PERSON" refers to an individual or an entity, including a corporation, share company, limited liability company, partnership, trust, association, Governmental Body or any other body with legal personality separate from its equity holders or members.

       "PROCEEDING" means any action, arbitration, audit, examination, investigation, hearing, litigation, or suit (whether civil, criminal, administrative, judicial or investigative, whether formal or informal, and whether public or private) commenced, brought, conducted, or heard by or before, or otherwise involving, any Governmental Body or arbitrator.

       "PRO FORMA NUMBER OF SHARES OF COMMON STOCK" means the number of shares of common stock calculated, as of the closing date, as a result of valuing the shares of stock held by Shannon Development as five percent (5%) of the total shares of the Company and the remaining shares of common stock outstanding as ninety five percent (95%) of the shares of common stock of the Company.

       "PROPYLON" means Propylon Limited, incorporated in Ireland under Companies Registration Office No. 315946.

       "RELATED PERSON" means, with respect to a particular Person, any other Person directly or indirectly controlling, controlled by or under common control with, such Person and, with respect to an individual, any other individual that is a member of the individual's family (by blood, marriage or adoption), a member of the individual's household, an entity in which the individual participates in management, or an employee or employer of the individual.

       "REPRESENTATIVE" means, with respect to a particular Person, any director, officer, employee, agent, consultant, advisor, legal counsel, accountant, or other representative of that Person.

       "SELLERS" is defined in the first paragraph of this Agreement.

       "SELLERS' RELEASES" is defined in Section 2.6(a)(ii).

       "SELLERS' REPRESENTATIVE" is defined in Section 12.1.

       "SHARES" is defined in the Preliminary Statement.

       "SSAP" means all applicable Statements of Standard Accounting Practice issued by the Accounting Standards Board.

        "TAX" OR "TAXES" means all taxes, charges, fees, duties (including customs duties), levies or other assessments, including income, gross receipts, net proceeds, alternative or add-on minimum, ad valorem, turnover, real and personal property (tangible and intangible), sales, use, franchise, excise, value added, stamp, leasing, lease, user, transfer, payroll, environmental, capital stock, disability, employee's income withholding, other withholding, that are imposed by any Governmental Body, and including any interest, penalties or additions to tax attributable thereto.

       "TAX RETURN" means any report, return or other information required to be supplied to a Governmental Body in connection with any Taxes.

       "THREATENED" - an action or matter would be considered to have been "Threatened" if a demand or statement has been made (whether orally or in writing) or a notice has been given (whether orally or in writing), or any other event has occurred or any other circumstances exist, that would lead a prudent Person to conclude that such action or matter is likely to be asserted, commenced, taken or otherwise pursued in the future.

                                     ARTICLE 2

                        SALE AND TRANSFER OF SHARES; CLOSING

2.1    SALE OF SHARES

       Subject to the terms and conditions of this Agreement, at the Closing, Sellers will sell and transfer the Shares to Buyer, and Buyer will purchase the Shares from Sellers.

2.2    AGGREGATE PURCHASE PRICE

       In exchange for the Shares and the fulfillment by Sellers of the obligations contained herein, Buyer shall pay to Sellers an aggregate purchase price (the "AGGREGATE PURCHASE PRICE") consisting of the following:

       (a) an amount equal to US$10,000,000, (the "INITIAL PURCHASE PRICE"), payable in:

              (i) 555,556 newly-issued and unregistered shares of Buyer's common stock, representing US$5,000,000 calculated at a fixed price of US$9.00 per share (the "STOCK CONSIDERATION");

              (ii) US$5,000,000 in cash, reduced by the Adjustment Amount and reduced by any indemnification pursuant to Article 10 and reduced by any amount not paid to Employee Sellers who are not employed by an Acquired Company on the date of payment under paragraph 2.3 (f) (the "CASH
CONSIDERATION"); and

       (b) an amount up to US$2,500,000, contingent upon the Acquired Companies meeting certain performance targets (the "ADDITIONAL CASH CONSIDERATION").

2.3    PAYMENT OF AGGREGATE PURCHASE PRICE

       The Aggregate Purchase Price shall be payable as follows:

       (a) At Closing the Sellers shall provide a Certificate to the Buyer setting out the actual number of shares issued to each Seller (the "Closing Certificate") and as soon as practicable after the Closing, Buyer shall deliver to each Seller a stock certificate representing such Seller's portion of the Stock Consideration, as set forth in PART 2.3;

       (b) within 5 days after the Closing, the sum of US$1,250,000 shall be paid to Sellers by wire transfer of immediately available funds to Sellers in the amounts set forth opposite their respective names in PART 2.3 and to such bank accounts as designated in writing prior to the Closing;

       (c) within 5 days after the Closing, the sum of US$3,750,000 shall be deposited with Norwest Bank Minnesota, in Minneapolis, Minnesota (the "Escrow Agent") by wire transfer to an account specified by the Escrow Agent (the "Escrow Account");

       (d) in accordance with the Escrow Agreement and subject to the Adjustment Amount and any indemnification pursuant to Article 10, Buyer shall pay by wire transfer of immediately available funds the following amounts to the Sellers as set forth in Part 2.3:

              (i) within 15 days after the later of (i) the delivery by Buyer to Sellers' Representative of the Closing Balance Sheet, or (ii) the resolution of any disputes with respect thereto pursuant to Section 2.7(c), Buyer shall pay to Sellers the sum of US$1,250,000, less the Adjustment Amount;

              (ii) Buyer shall pay the remaining Cash Consideration, less any remaining portion of the Adjustment Amount, to Sellers as follows:

                     (A) with respect to Non-Employee Sellers: such Seller's pro rata portion of the remaining Cash Consideration, shall be paid within 15 days after the later of (i) the delivery by Buyer to Sellers' Representative of the Closing Balance Sheet, or (ii) the resolution of any disputes with respect thereto pursuant to Section 2.7(c); and

                     (B) with respect to Employee Sellers: 50% of such Employee Seller's pro rata portion of the remaining Cash Consideration shall be paid 12 months after the Closing, and the other 50% of such Employee Seller's pro rata portion of the remaining Cash Consideration shall be paid 18 months after the Closing; and

       (e) Prior to August 31, 2001, Buyer shall pay to Sellers a pro rata portion of the Additional Cash Consideration, according to each Seller's pro rata shareholding at the Closing Date, subject to the Acquired Companies achieving minimum sales of US$5,000,000 up to a maximum target of US$8,000,000 for the period from July 1, 2000 through and including June 30, 2001. For purposes of this paragraph, "sales" shall include the value of all revenue from Buyer inventory held by the Acquired Companies prior to the Closing, but shall exclude the post-Closing transfer price to the Acquired Companies of products or services sold from Buyer. On achievement of the minimum sales target of US$5,000,000, five-eighths of the Additional Cash Consideration shall be due to the Sellers, and the remaining three-eighths of the Additional Cash Consideration shall be paid pro rata to the Sellers in proportion to the achievement of revenue between US$5,000,000 and US$8,000,000 in the fiscal year ending June 30, 2001.

       (f)    Notwithstanding anything to the contrary contained herein:

              (i) an Employee Seller shall not be entitled to receive any portion of the remaining Cash Consideration payable under Section 2.3(d)(ii) unless such individual remains an employee of an Acquired Company on the date that such payment is made, except for dismissal without cause (employees dismissed with cause do not receive any portion of the remaining Cash Consideration after their dismissal), as more fully set forth in the relevant Employment Agreement; and,

              (ii) the amount of Cash Consideration paid to each Employee Seller shall not increase in the event that any Employee Seller leaves the employment of an Acquired Company before such payment is made. The pro rata portion of Cash Consideration that would have been paid to an Employee Seller who is no longer employed by an Acquired Company shall not be paid by the Buyer to the remaining Employee Sellers. The total Cash Consideration to be paid to Employee Sellers shall be reduced by the pro rata portion that would have been paid to an Employee Seller who has left the employment of an Acquired Company on the date when such payment is made. The remaining Employee Sellers shall be paid pro rata based upon their pro rata holdings of total Employee Shareholdings at the Closing Date. The total amount of Cash Consideration paid by the Buyer shall be reduced by the amount of cash consideration not paid to Employee Sellers who are no longer employed by an Acquired Company on the date of payment under Paragraph 2.3(f).

2.4    TREATMENT OF OPTIONS

       Prior to the Closing, Sellers shall cause each holder of an outstanding stock option for the purchase of shares of the Company's stock (each a "Company Option") to execute an Option Cancellation and Assumption Agreement in the form attached hereto as EXHIBIT 2.4. Pursuant to the terms of such agreements, each Company Option shall be cancelled, effective as of the Closing, and shall be replaced with an option (each a "Buyer Option") to purchase shares of Buyer's common stock with an in-the-money value equal to the in-the-money value of the relevant Company Option as of the Closing, as set forth in PART 2.4. For purposes of this paragraph, "in-the-money value" shall be calculated on an individual basis for each holder of a Company Option and shall mean the aggregate US$ value of such holder's Company Option, determined by multiplying the number of shares of the Company's stock subject to the Company Option by the difference between (i) the US$ value of the per share price of the Company's stock, calculated as the Initial Purchase Price divided by the Pro Forma Number of Shares of Common Stock purchased by Buyer hereunder, and (ii) the strike price per share. If the foregoing calculation results in a Buyer Option being exercisable for a fraction of a share, then the number of shares of Buyer's common stock subject to such option shall be rounded down to the nearest whole number with no cash being payable for the fractional share. To the extent permitted by applicable law, each Buyer Option shall preserve the vesting schedule and other key terms set forth in the corresponding Company Option immediately prior to the Closing.

2.5    CLOSING

       The Closing will take place at the offices of Arthur Cox at Earlsfort Centre, Earlsfort Terrace, Dublin 2, Ireland, at 10:00 a.m. (local time) on or before July 28, 2000 or at such other place and time as Buyer and Sellers agree.

2.6    CLOSING DELIVERIES

       At the Closing:

       (a)    Sellers shall deliver to Buyer:

              (i) the share certificates representing the Shares, accompanied by duly executed stock transfer forms in favor of Buyer or as Buyer shall direct;

              (ii) a release in the form of EXHIBIT 2.6(a)(ii) executed by each Seller (collectively "Sellers' Releases"), to be delivered by each Seller as each Seller is paid under this Agreement;

              (iii) the statutory books of the Company, and each Acquired Company, together with the Company seal, and the seal of each Acquired Company;

              (iv) resignation letters from each director of the Company, and each director of each Acquired Company, with such resignations to be effective as of the Closing Date;

              (v) non-competition and confidentiality agreements in the form of EXHIBIT 2.6(a)(v) (collectively, the "NON-COMPETITION AGREEMENTS"), executed by each employee of an Acquired Company (the "EMPLOYEES"), with the Non-competition Agreements for key Employees to contain, among other provisions, a covenant not to compete with Buyer or the Acquired Companies for a period of 2 years following termination of employment, as well as a covenant not to solicit employees of Buyer or the Acquired Companies for a period of 3 years following termination of employment;

              (vi) employment agreements in the form of EXHIBIT 2.6(a)(vi), executed by Michael Fitzgerald, Monte Egeland, Ian Walter, David Jones, Alastair Froggett, Guy Waugh, Glyn Turner, Dan Lambert, Dennis Herlihy, Tony Dunne, and Bart Kane (collectively, the "EMPLOYEE SELLERS"), as well as by all other Employees of the Acquired Companies (collectively, the "EMPLOYMENT AGREEMENTS");

              (vii) an executed Option Cancellation and Assumption Agreement from each holder of a Company Option; and

              (viii) a certificate executed by each Seller, other than Rionach Ui Ogain, Paul McKeon, Fiona McKeon, Pearse Boyce, Robert Dennison, Thomas Cunningham, Martin Quaid, Rory Stokes and Andrew O'Rorke, and Shannon Free Airport Development Company Limited, representing and warranting to Buyer that each of Sellers' representations and warranties in this Agreement was accurate in all respects as of the date of this Agreement and is accurate in all respects as of the Closing Date as if then made, in the form of
EXHIBIT 2.6(a)(viii).

       (b)    Buyer shall deliver to Sellers:

              (i) a certificate executed by Buyer representing and warranting to Sellers that each of Buyer's representations and warranties in this Agreement was accurate in all respects as of the date of this Agreement and is accurate in all respects as of the Closing Date as if then made, in the form of EXHIBIT 2.6(b)(i); and

              (ii) the Employment Agreements executed by the relevant Acquired Company, and the option cancellation and assumption agreement executed by the Buyer.

       (c) The Sellers' Releases, Non-competition Agreements, Employment Agreements, and the escrow agreement attached hereto as EXHIBIT 2.6(c) (the "ESCROW AGREEMENT") are collectively referred to as the "ANCILLARY AGREEMENTS."

       (d) In addition to the above deliveries, the parties shall arrange for a meeting of the Company's Board of Directors to be held as of the Closing Date in order to approve the transactions contemplated by this Agreement and to take all such other actions as may be necessary to otherwise implement the terms of this Agreement.

2.7    ADJUSTMENT PROCEDURE

       (a) Upon execution of this Agreement and prior to the Closing, Sellers will cause the Company to immediately begin an audit of the accounts, balance sheet, and income statement of Microcellular Systems Limited (U.K.) for the fiscal year ended July 31, 1999.

       (b) After the Closing, Buyer will cause the Company to prepare and will cause KPMG, certified public accountants, to audit a consolidated balance sheet of the Acquired Companies as of the Closing Date (the "CLOSING BALANCE SHEET"), including a computation of consolidated shareholders' equity as of the Closing Date. Buyer will prepare the Closing Balance Sheet in accordance with SSAP applied on a basis consistent with audited Balance Sheet. Buyer will deliver the Closing Balance Sheet to Sellers' Representative within 60 days after the Closing Date.

       (c) If Sellers' Representative objects to the Closing Balance Sheet, Seller's Representative shall notify Buyer of such objection within 10 days after receipt of the Closing Balance Sheet. The parties will use reasonable efforts to resolve themselves any objections to the Closing Balance Sheet. If they are unable to do so within 30 days of Buyer's receipt of the notice of objection, then the issues in dispute will be submitted to KPMG, certified public accountants (the "ACCOUNTANTS"), for resolution, and:

              (i) Each party will furnish to the Accountants such work papers and other documents and information relating to the disputed issues as the Accountants may request and will be afforded the opportunity to present to the Accountants any material relating to the disputed issues and to discuss the issues with the Accountants;

              (ii) The resolution of the issues in dispute by the Accountants, as set forth in a notice delivered to both parties by the Accountants, will be binding and conclusive on the parties; and

              (iii) Buyer and Sellers will each bear 50% of the fees and expenses of the Accountants for such resolution.

Buyer will cause the Closing Balance Sheet to be revised, if necessary, to reflect the resolution of the issues in dispute.

       (d) Within 5 days after (i) the expiration of the 10-day objection period set forth above, if Sellers' Representative makes no objection, (ii) Buyer's and Sellers' mutual resolution of all objections, or (iii) the date of the Accountant's notice pursuant to Section 2.7(c)(ii), the amounts reflected in the Closing Balance Sheet shall be used in calculating the Adjustment Amount as follows: the "ADJUSTMENT AMOUNT" shall be the greater of
(i) zero or (ii) the amount of the Company's liabilities stated in the Closing Balance Sheet minus the amount of the Company's liabilities stated in the Balance Sheet, plus (ii) the amount of the Company's assets stated in the Balance Sheet minus the amount of the Company's assets stated in the Closing Balance Sheet.

2.8    EMPLOYEE RETENTION PLAN

       As a further inducement to Sellers to enter into this Agreement, following the Closing Buyer shall:

       (a) establish a cash bonus plan for Employees of the Acquired Companies on execution of the Agreement in an amount of US$2,000,000, with US$1,000,000 payable at the end of each of the first two fiscal years following the Closing, subject to achievement of performance criteria to be mutually agreed upon by the management of the Acquired Companies and the management of Buyer;

       (b) grant options to Employees covering an aggregate of 350,000 shares of Buyer's common stock under Buyer's stock option plan; and

       (c) allow Employees to participate in Buyer's employee stock purchase plan and other benefits currently available to Buyer's employees.

Details of each Employee's participation in the above plans shall be set forth in the relevant Employment Agreement.

2.9    RELEASE ON FINAL PAYMENT

       Upon final payment of the relevant portion of the Aggregate Purchase Price to each Seller under this Agreement, each Seller shall deliver to the Buyer the Seller's Release in the form attached as Part 2.9.

                                     ARTICLE 3

                     REPRESENTATIONS AND WARRANTIES OF SELLERS

       Sellers, other than Rionach Ui Ogan, Paul McKeon, Fiona McKeon, Pearse Boyce, Robert Dennison, Thomas Cunningham, Martin Quaid, Rory Stokes and Andrew O'Rorke, and Shannon Free Airport Development Company Limited, jointly and severally represent and warrant to Buyer as follows:

3.1 ORGANIZATION, GOOD STANDING, OWNERSHIP OF SUBSIDIARIES, AND CONVEYANCE OF OWNERSHIP

       (a) Each Acquired Company is a corporation duly organized and validly existing, and Microcellular USA is in good standing, under the laws of its jurisdiction of organization, with full corporate power and authority to conduct its business as it is now being conducted, to own or use the properties and assets that it purports to own or use, and to perform all its obligations under all its Company Contracts. Each Acquired Company is duly qualified to do business, and Microcellular USA is in good standing, in each jurisdiction in which either the ownership or use of the properties owned or used by it, or the nature of the activities conducted by it, requires such qualification.

       (b) Sellers have delivered to Buyer copies of the Organizational Documents of each Acquired Company, as currently in effect. PART 3.1 of the Disclosure Schedules contains a complete and accurate listing of the documentation relating to each Acquired Company's jurisdiction of formation and other jurisdictions in which it is authorized to do business.

       (c) The Company is the direct or indirect owner of 100% of the stock of each other Acquired Company, free and clear of any claim or encumbrance of any third party.

       (d) The Company is the owner of twenty percent (20%) of the stock of Propylon, Ltd., all free and clear of any claim or encumbrance of any third party or right of divestment in favor of any third party.

       (e) By this Agreement, the Company conveys to Buyer complete ownership of each other Acquired Company, free and clear of any encumbrance or claim of any third party, including 100% of each other Acquired Company, and including 20% of the common stock of Propylon.

3.2    ENFORCEABILITY; NO CONFLICT

       (a) Assuming due authorization, execution and delivery of this Agreement by Buyer, this Agreement constitutes the legal, valid, and binding obligation of each Seller, enforceable against each Seller in accordance with its terms. Assuming due authorization, execution and delivery by the other parties thereto, each Ancillary Agreement to which a Seller is a party will, upon execution and delivery, constitute that Seller's legal, valid, and binding obligation, enforceable against such Seller in accordance with its terms. Each Seller has the absolute and unrestricted right, power, authority, and capacity to execute and deliver this Agreement and the Ancillary Agreements to which such Seller is a party and to perform his or her obligations under this Agreement and such Ancillary Agreements.

       (b) Except as disclosed in PART 3.2(b), Sellers and the Acquired Companies are not and will not be required to give any notice to any Person or obtain any Consent or Governmental Authorization in connection with the execution and delivery of this Agreement or the consummation or performance of any of the Contemplated Transactions.

       (c) Except as disclosed in PART 3.2(c), neither the execution and delivery of this Agreement nor the consummation or performance of any of the Contemplated Transactions will directly or indirectly:

              (i) Contravene any provision of the Organizational Documents of an Acquired Company or any resolution adopted by the management or shareholders of an Acquired Company;

              (ii) Contravene any Company Contract, Governmental Authorization, Legal Requirement or Order to which any Acquired Company or any Seller, or any of the assets owned or used by an Acquired Company, may be subject; or

              (iii) result in the imposition or creation of any Encumbrance upon or with respect to any of the assets owned or used by an Acquired Company.

3.3    CAPITALIZATION

       The authorised share capital of the Company consists of 3,000,000 ordinary shares of US$1.00 each, of which 498,720 are issued as of the execution of the agreement, and 538,720 may be issued as of the closing; and 367,000 'A' ordinary shares of 1 IR pound each, of which 122,333 shares are issued as of the closing. The Sellers will provide a certificate to the Buyer at the Closing with the actual number of issued ordinary shares. The 'A' ordinary shares represent 5% of the ownership and voting power of the Company. The Shares represent all of the issued and outstanding shares in the Company as of the Closing. Sellers are and will be on the Closing Date the record and beneficial owners and holders of the Shares, free and clear of all Encumbrances. The attached PART 3.3 sets forth the holders of all Shares, as well as the holders of all options, warrants, or related instruments to purchase shares of the Acquired Companies' capital stock. With the exception of the Shares, all of the outstanding equity securities and other securities of each Acquired Company are owned of record and beneficially by one or more of the Acquired Companies, free and clear of all Encumbrances. No legend or other reference to any purported Encumbrance appears upon any certificate representing equity securities of any Acquired Company. All of the outstanding equity securities of each Acquired Company have been duly authorized and validly issued and are fully paid and non-assessable. Except as set forth in Part 3.3, there are no Contracts relating to the issuance, sale, or transfer of any equity securities or other securities of any Acquired Company. The Company owns 20% of the issued share capital of Propylon, and no Acquired Company owns, or has any Contract to acquire, any equity securities or other securities of any Person or any direct or indirect equity or ownership interest in any other business.

3.4    FINANCIAL STATEMENTS

       Sellers have delivered to Buyer: (a) an audited balance sheet of Microcellular Systems Limited (U.K.) as at July 31, 1998, and the related consolidated statements of income, changes in shareholders' equity, and cash flow for the fiscal year then ended, (b) an unaudited consolidated balance sheet of the Acquired Companies as at April 30, 2000 (the "BALANCE SHEET"), and (c) an unaudited consolidated balance sheet of the Acquired Companies as at May 31, 2000 (the "INTERIM BALANCE SHEET") and the related unaudited consolidated statements of income, changes in shareholders' equity, and cash flow for the months then ended, including in each case the notes thereto. Sellers shall furnish, prior to the Closing, an unaudited consolidated balance sheet of the Acquired Companies as of June 30, 2000, and the related unaudited consolidated statement of income, changes in shareholders' equity, and cash flow for the months then ended, including the notes thereto. Such financial statements and notes fairly present the financial condition and the results of operations, changes in shareholders' equity, and cash flow of the Acquired Companies as at the respective dates of such financial statements, in accordance with SSAP. The financial statements referred to in this Section reflect the consistent application of accounting principles throughout the periods involved. No financial statements of any Person other than the Acquired Companies are required by SSAP to be included in the financial statements of the Company.

3.5    BOOKS AND RECORDS

       The books of account, minute books, equity record books, and other records of the Acquired Companies, all of which have been made available to Buyer, are complete and correct in all material respects. Each transaction of each Acquired Company is properly and accurately recorded on the books and records of the Acquired Company, and each document (including any Contract, invoice, or receipt) on which entries in the Acquired Company's books and records are based is complete and accurate in all material respects. The minute books of each Acquired Company contain accurate and complete records of all meetings held of, and corporate action taken by, the Acquired Company's shareholders, directors and directors' committees, and no such meeting has been held for which minutes have not been prepared and are not contained in such minute books. At the Closing, all of those books and records will be in the possession of the respective Acquired Company.

3.6    ACCOUNTS RECEIVABLE

       All accounts receivable that are reflected on the Balance Sheet, the Interim Balance Sheet and the accounting records of each Acquired Company as of the Closing Date, as the case may be, (collectively, the "ACCOUNTS RECEIVABLE") represent or will represent valid obligations arising from sales actually made or services actually performed in the Ordinary Course of Business. Unless paid prior to the Closing Date, the Accounts Receivable are or will be as of the Closing Date current and collectible net of the respective reserves shown on the Balance Sheet, Interim Balance Sheet or Closing Balance Sheet. There is no contest, claim, defense or right of setoff under any Contract relating to the amount or validity of any Account Receivable. PART 3.6 contains a complete and accurate list of all Accounts Receivable as of the date of the Interim Balance Sheet, which list sets forth the aging of each such Account Receivable.

3.7    INVENTORY

       All inventory of each Acquired Company consists of a quality and quantity usable and salable in the Ordinary Course of Business. All inventory is maintained at the location of the relevant Acquired Company.

3.8    NO UNDISCLOSED LIABILITIES

       Except as set forth in PART 3.8, no Acquired Company has Liabilities of any nature except for Liabilities reflected or reserved against in the Balance Sheet or the Interim Balance Sheet, and current Liabilities incurred in the Ordinary Course of Business since the respective dates thereof.

3.9    NO MATERIAL ADVERSE CHANGE

       Since the date of the Balance Sheet, there has been no Material Adverse Effect on any Acquired Company, and no event has occurred or circumstance exists that may result in such a Material Adverse Effect.

3.10   ABSENCE OF CERTAIN CHANGES AND EVENTS

       Except as disclosed in PART 3.10, since the date of the Balance Sheet, each Acquired Company has conducted its business only in the Ordinary Course of Business and there has not been any:

       (a) change in an Acquired Company's authorized or issued shares; grant of any equity option or right to purchase shares of an Acquired Company; issuance of any security convertible into such equity; grant of any registration rights; purchase, redemption, retirement, or other acquisition by an Acquired Company of any shares; or declaration or payment of any dividend or other distribution or payment with respect to any shares;

       (b)    amendment to the Organizational Documents of an Acquired
Company;

       (c) payment (except in the Ordinary Course of Business) or increase by an Acquired Company of any bonuses, salaries, or other compensation to any Seller, director or employee, or entry into any employment, severance, or similar Contract with any director or employee;

       (d) adoption of, amendment to or increase in the payments to or benefits under, any employee benefit plan or similar obligation of an Acquired Company;

       (e) damage to or destruction or loss of any asset or property of an Acquired Company, whether or not covered by insurance, which may have a Material Adverse Effect on the Acquired Company;

       (f) entry into, termination of, or receipt of notice of termination of any Contract or transaction involving an Acquired Company;

       (g) sale (other than sales of inventory in the Ordinary Course of Business), lease, or other disposition of any asset or property of an Acquired Company, including Intellectual Property, or the creation of any Encumbrance on any material asset of the Acquired Companies;

       (h)    cancellation or waiver of any claims or rights by an Acquired
Company;

       (i)    change in the accounting methods used by any Acquired Company;
or

       (j)    Contract by an Acquired Company to do any of the foregoing.

3.11   LEASE ARRANGEMENTS; REAL PROPERTY

       PART 3.11 contains a list of all lease agreements entered into by the Acquired Companies, together with an indication of the term of such lease and the periodic rental payments and related fees. The Acquired Companies are not in default under the relevant lease agreements and are not in violation of any Legal Requirement with respect to the occupation and use of the relevant premises. No Acquired Company owns any real property.

3.12   CONDITION AND SUFFICIENCY OF TANGIBLE ASSETS

       Each Acquired Company owns good and transferable title to all of its assets free and clear of any Encumbrances. Each item of tangible personal property of each Acquired Company is in good operating condition and repair, ordinary wear and tear excepted, is free from latent and patent defects and is suitable for immediate use in the Ordinary Course of Business. The tangible personal property of the Acquired Companies constitute all assets necessary for the continued operation of the Acquired Companies after the Closing in the same manner as before the Closing.

3.13   INTELLECTUAL PROPERTY

       (a) The "INTELLECTUAL PROPERTY" means all intellectual property owned, used or licensed by an Acquired Company, including: (i) each Acquired Company's name and all assumed fictional business names, trade names, registered and unregistered trademarks, service marks, and applications; (ii) all patents, patent applications, and inventions, discoveries, and methods of doing business that may be patentable; (iii) all registered and unregistered copyrights in both published works and unpublished works; (iv) all know-how, trade secrets, confidential or proprietary information, customer lists, software, databases, source code, object code, technical information, data, process technology, plans, drawings, surveys, designs, and blue prints; and
(v) all rights in Internet websites and domain names presently used by an Acquired Company.

       (b) PART 3.13(b) contains a complete and accurate list and summary description of all Intellectual Property, together with an indication of any royalties paid or received by any Acquired Company, and the Company has delivered to Buyer accurate and complete copies of all Company Contracts relating to the Intellectual Property, except for any license implied by the sale of a product and perpetual, paid-up licenses for commonly available software programs with a value of less than US$1,000 under which an Acquired Company is the licensee. There are no outstanding and, to Sellers' Knowledge, no Threatened disputes or disagreements with respect to any such Contract.

       (c) The Intellectual Property constitutes all the intellectual property necessary for the continued operation of the Acquired Companies after the Closing in the same manner as before the Closing. The relevant Acquired Company is the owner or licensee of all right, title, and interest in and to the Intellectual Property, free and clear of all Encumbrances, and has the absolute right to use all of the Intellectual Property without payment to any third party, except with respect to the licenses listed in
PART 3.13(c). Except as set forth in Part 3.13(c), no Acquired Company has granted a license or otherwise permitted any other party to use or exploit any of the Intellectual Property, whether for or without consideration. To the extent permitted by law, all former and current employees of each Acquired Company have executed written Contracts with one or more Acquired Companies that assign to an Acquired Company all rights to any inventions, improvements, discoveries, or information relating to the business of any Acquired Company.

       (d) To the extent required by applicable law or to the extent reasonably necessary to protect the Acquired Companies' interest in such Intellectual Property, all items of Intellectual Property have been properly registered, are currently in compliance with formal legal requirements (including payment of filing, examination, and maintenance fees), are valid and enforceable, and are not subject to any maintenance fees or taxes or actions falling due within 90 days after the Closing Date.

       (e) The Acquired Companies have taken all reasonable precautions to protect the secrecy, confidentiality, and value of all trade secrets, and, to Sellers' Knowledge, no information relating thereto has been used, divulged, or appropriated either for the benefit of any Person or to the detriment of the Acquired Companies.

       (f) To Sellers' Knowledge, no item of Intellectual Property has been challenged or Threatened, nor is alleged to infringe any proprietary right of any other Person.

       (g) Where applicable, all products sold or materials distributed by an Acquired Company contain the appropriate mark, indication, or notice.

3.14   DATE-LIMITED SOFTWARE; EURO COMPLIANCE

       (a) All software, firmware, computers, equipment and other devices (collectively "DEVICES") owned, used, produced, sold, leased, licensed or distributed by an Acquired Company that store or utilize dates or date-related data (in any form) will receive input of, recognize, store, retrieve, process and generate output of dates and date-related data without error, ambiguity, interruption, malfunction or the need for any change in the manner of its use and in accordance with current calendar conventions.

       (b) The Devices owned or used by each Acquired Company has the programming, design and performance capabilities to ensure that it: (i) is capable of performing its functions for more than one currency and for the common currency adopted by one or more members of the European Union (the "EURO").

       (c) Other than to Buyer, no Acquired Company has provided any guarantees, warranties or other assurances to any third party with respect to the Devices.

3.15   CONTRACTS; NO DEFAULTS

       (a) PART 3.15(a) contains a complete and accurate list, and Sellers have delivered to Buyer true and complete copies, of:

              (i) each Company Contract that involves performance of services or delivery of goods or materials by or to an Acquired Companies of an amount or value in excess of US$5,000;

              (ii) each Company Contract affecting the ownership of, leasing of, title to, use of, or any leasehold or other interest in, any real or personal property (except personal property leases and installment and conditional sales agreements having a value per item or aggregate payments of less than US$5,000 and with a term of less than one year);

              (iii) each Company Contract with respect to Intellectual Property, including agreements with current or former employees, consultants, or contractors regarding the appropriation or the non-disclosure of any of the Intellectual Property;

              (iv) each Company Contract with any labor union or other employee representative of a group of employees;

              (v) each Company Contract (however named) involving a sharing of profits, losses, costs, or Liabilities by an Acquired Company with any other Person;

              (vi) each Company Contract containing covenants that in any way purport to restrict the business activity of an Acquired Company or limit the freedom of an Acquired Company to engage in any line of business or to compete with any Person;

              (vii) each Company Contract providing for payments to or by any Person based on or determined by reference to sales, purchases, or profits, other than direct payments for goods;

              (viii) each power of attorney that is currently effective and outstanding;

              (ix) each Company Contract for capital expenditures in excess of US$5,000; and

              (x) each written warranty, guaranty, and or other similar undertaking with respect to contractual performance extended by an Acquired Company other than in the Ordinary Course of Business.

PART 3.15(a) sets forth reasonably complete details concerning such Contracts, including the parties to the Contracts, the amount of the remaining commitment of the Acquired Companies under the Contracts, and the Acquired Company's office where details relating to the Contracts are located.

       (b) Except as disclosed in PART 3.15(b), each Company Contract is in full force and effect and is valid and enforceable in accordance with its terms, the relevant Acquired Company has not Contravened any of the applicable terms and requirements of such Contract, and Sellers have no Knowledge of any Contravention of any Company Contract by the other party or parties thereto.

       (c) There are no renegotiations of, attempts to renegotiate, or outstanding rights to renegotiate any Company Contracts, and no one has made written demand for such renegotiations.

3.16   CUSTOMERS AND SUPPLIERS

       PART 3.16 lists the names and addresses of the 5 largest customers and the 5 largest suppliers (measured in each case by dollar volume of purchases or sales during the years ended July 31, 1998 and July 31, 1999) of the Acquired Companies, taken as a whole, and the dollar amount of purchases or sales which such customer or supplier represented from August 1, 1999 through May 31, 2000. Except as disclosed in PART 3.16, there exists no actual, and Sellers have no Knowledge of any Threatened, termination, cancellation or material limitation of, or any material change in, the business relationship of any Acquired Company with any customer, supplier, group of customers or
group of suppliers listed in PART 3.16.   No customer of any Acquired Company
has any right to any credit or refund for products sold or services rendered or to be rendered by the Acquired Company pursuant to any Contract.

3.17   INSURANCE

       Each Acquired Company maintains, and through the Closing will continue to maintain, in full force and effect insurance policies covering its insurable business risks and Liabilities in adequate amounts to provide reasonable protection for the business of and the properties owned and used by the Acquired Company and for its directors and officers. PART 3.17 contains (a) a list and brief description of each such policy, including the policy number, name of Acquired Company holding the policy, coverage, name and address of the insurance carrier, principal amount or limit, annual premium, date of expiration, and loss experience for the current and preceding policy year. The Acquired Companies have complied with each such policy and program and have not failed to give any notice or present any claim thereunder in a due and timely manner which failure would reasonably be expected to result in a loss or forfeiture of any right thereunder. PART
3.17 also contains a description of all insurance claims made by the Acquired Companies since during the last 5 years.

3.18   TAXES

       Except as disclosed in PART 3.18:

       (a) The Acquired Companies have filed on a timely basis all Tax Returns as required by applicable Legal Requirements. Each such Tax Return is true, correct and complete in all respects. All Taxes shown as due and owing on all such Tax Returns have been paid. The Acquired Companies have not requested an extension of time within which to file any Tax Return in respect of any taxable year which has not since been filed. There are no Tax liens upon the properties or assets of any Acquired Company.

       (b) The Acquired Companies have and will have no additional Liability for Taxes with respect to any Tax Return which was required by applicable Legal Requirements to be filed on or before the Closing Date, other than those reflected as liabilities on the Balance Sheet. The amounts reflected as liabilities on the Balance Sheet for all Taxes are adequate to cover all unpaid Liabilities for all Taxes, whether or not disputed.

       (c) No Irish, U.S. or other country audits or other Proceedings exist with regard to any Taxes or Tax Returns of any Acquired Company, nor, to Sellers' Knowledge, is any audit or other Proceeding Threatened. The Acquired Companies have not granted or been requested to grant any waiver of any statutes of limitations applicable to any claim for Taxes.

       (f) All Taxes that each Acquired Company is required by law to withhold or collect, including sales and use taxes, and amounts required to be withheld for Taxes of employees and other withholding taxes, have been duly withheld or collected and, to the extent required, have been paid over to the proper taxing authority or are held in separate bank accounts for such purpose.

3.19   EMPLOYEE BENEFITS

       (a) PART 3.19(a) contains a complete and accurate list of all employee benefits plans and similar benefit obligations.

       (b) PART 3.19(b) contains a complete and accurate list of all employees, agents, independent contractors, and other workers working in the Acquired Companies, including names, date of engagement, and a summary of the terms of engagement.

       (c)    Sellers have delivered to Buyer:

              (i) all documents that set forth the terms of each employee benefits plan or similar obligation, including all summaries and descriptions furnished to participants and beneficiaries;

              (ii) all personnel, payroll, and employment manuals and policies of each Acquired Company;

              (iii) a written description of any benefits obligation that is not otherwise in writing;

              (iv) all insurance policies purchased by or to provide benefits under any Company Plan; and

              (v) all reports submitted during the 2 prior years by third-party administrators, actuaries, investment managers, trustees, consultants, or other independent contractors with respect to any employee benefit plan or similar obligation.

       (d)    Except as disclosed in PART 3.19(d):

              (i) The Acquired Companies have performed all of their respective obligations, including to any Governmental Body, under all employee benefit plans and similar obligations. The Acquired Companies have made appropriate entries in their financial records and statements for all related obligations and liabilities that have accrued but are not due.

              (ii) No event has occurred or circumstance exists that may result in a material increase in premium costs or benefits cost of any employee benefits plan or similar obligation. The consummation of the Contemplated Transactions will not result in the payment, vesting, or acceleration of any benefit.

              (iii) Other than routine claims for benefits submitted by participants or beneficiaries, no claim against, or Proceeding involving, any employee benefits plan or similar obligation is pending or, to Sellers' Knowledge, is Threatened.

              (iv) No Acquired Company provides health or welfare benefits for any retired or former employee nor is any Acquired Company obligated to provide health or welfare benefits to any active employee following such employee's retirement or other termination of service.

              (v) There are not in existence any retirement, death, disability, or other benefit plans for Employees or any dependant of any Employee, other than those disclosed in writing during due diligence, nor are there any retirement, death or disability obligations pursuant to which any Acquired Company is or may become liable to make payments, and no pension, retirement, or sickness payment is currently being paid or has been promised by any Acquired Company to or with respect to any former officer, Employee, or their dependants, other than those disclosed in writing during due diligence.

3.20   LABOR RELATIONS; EMPLOYMENT LAW

       (a) Each Acquired Company has complied in all respects with all Legal Requirements relating to employment practices, terms and conditions of employment, equal employment opportunity, nondiscrimination, immigration, wages, hours, benefits, and collective bargaining. No Acquired Company is liable for the payment of any fines, penalties, or other amounts, for failure to comply with any of the foregoing Legal Requirements.

       (b) Except as disclosed in PART 3.20(b): (i) no Acquired Company is involved in negotiations to vary the terms or conditions of employment of any Employee; (ii) no Acquired Company has been, or is now, a party to any collective bargaining agreement or other labor contract; (iii) there has not been, there is not presently pending or existing, and to Sellers' Knowledge there is not Threatened, any strike, slowdown, picketing, work stoppage or employee grievance process involving an Acquired Company; and (iv) there is not pending or, to Sellers' Knowledge, Threatened any Proceeding against or affecting an Acquired Company relating to the alleged violation of any Legal Requirement pertaining to labor relations, discrimination, or other employment matters.

       (c) No employee or director of any Acquired Company is a party to, or is otherwise bound by, any Contract, including any confidentiality, non-competition, or proprietary rights agreement, that in any way adversely affects or will affect (i) the performance of such individual's duties as an employee or director of an Acquired Company, or (ii) the ability of any Acquired Company to conduct its business. To Sellers' Knowledge, no employee intends to terminate his or her employment with an Acquired Company.

3.21   ENVIRONMENTAL, HEALTH, AND SAFETY MATTERS

       Except as disclosed in PART 3.21, to the best of Seller's information, knowledge and belief, having made due and careful consideration:

       (a) Each Acquired Company is, and at all times has been, in full compliance with, and has not been and is not in Contravention of or liable under, any environmental law or occupational safety and health law. There are no pending or, to Sellers' Knowledge, Threatened, claims, Encumbrances or other restrictions of any nature, resulting from any environmental, health, and safety liabilities or arising under or pursuant to any environmental law or occupational safety and health law, with respect to or affecting any Facilities or any other properties and assets in which any Acquired Company has or had an interest.

       (d) Neither any Seller nor any Acquired Company has any environmental, health, or safety liabilities with respect to any Facility. There are no hazardous materials present on or in the environment at any Facility or, to Sellers' Knowledge, at any adjoining property.

       (g) Sellers have delivered to Buyer true and complete copies and results of any reports, studies, analyses, tests, or monitoring pertaining to hazardous materials or Hazardous Activities in, on, or under any Facilities, or concerning compliance by any Acquired Company with environmental laws.

3.22   COMPLIANCE WITH LEGAL REQUIREMENTS; GOVERNMENTAL AUTHORIZATIONS

       (a)    Except as disclosed in Part 3.22(a):

              (i) Each Acquired Company is, and at all times has been, in full compliance with each Legal Requirement, including each Governmental Authorization, that is or was applicable to it or to the conduct or operation of its business or the ownership or use of its assets.

              (ii) No event has occurred or circumstance exists that may cause an Acquired Company to Contravene any Legal Requirement or Governmental Authorization or may give rise to any obligation on the part of an Acquired Company to undertake, or to bear all or any portion of the cost of, any remedial action of any nature.

              (iii) No Acquired Company has received any notice or other communication (whether oral or written) from any Governmental Body or any other Person regarding any actual or potential Contravention of any Legal Requirement or Governmental Authorization.

       (b) Part 3.22(b) contains a complete and accurate list of each Governmental Authorization that is held by an Acquired Company or that otherwise relates to the business of, or the assets owned or used by, an Acquired Company, all of which are valid and in full force and effect and will remain so following the Closing. The Governmental Authorizations listed in Part 3.22(b) constitute all of the Governmental Authorizations necessary to permit the Acquired Companies to conduct and operate their businesses.

3.23   LEGAL PROCEEDINGS; ORDERS

       (a) Except as disclosed in Part 3.23, there is no pending Proceeding (i) by or against any Acquired Company or that otherwise relates to or may affect the business of, or any of the assets owned or used by, an Acquired Company; or (ii) that challenges, or that may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the Contemplated Transactions. To Sellers' Knowledge, no such Proceeding has been Threatened. Sellers have delivered to Buyer copies of all pleadings, correspondence, and other documents relating to each Proceeding listed in Part 3.23. The Proceedings listed in
Part 3.23 will not in the aggregate have a Material Adverse Effect on any Acquired Company. To Sellers' Knowledge, there is no Order to which an Acquired Company or any of its officers, directors, agents, employees are subject.

3.24   RELATIONSHIPS WITH RELATED PERSONS

       No Seller nor any Related Person of any Seller or of any Acquired Company has any interest in any property used in or pertaining to the Acquired Companies businesses. No Seller nor any Related Person of any Seller or of any Acquired Company, owns (of record or as a beneficial owner) an equity interest or any other financial or profit interest in a Person that has (i) had business dealings or a material financial interest in any transaction with an Acquired Company, or (ii) engages in competition with an Acquired Company with respect to any line of the products or services of the Acquired Company, except for ownership of less than 1% of the outstanding capital stock of any publicly traded company. With the exception of employment agreements, no Seller nor any Related Person of any Seller or of any Acquired Company is a party to any Contract with, or has any claim or right against, any Acquired Company.

3.25   BROKERS OR FINDERS

       Neither Sellers nor any of their Representatives have incurred any Liability for brokerage or finders' fees or agents' commissions or other similar payment in connection with the Contemplated Transactions.

3.26   DISCLOSURE

       (a) No representation or warranty of Sellers in this Agreement, no statement in the Disclosure Schedule, and no notice given pursuant to Section
5.5 contains any material untrue statement or omits to state a material fact necessary to make the statements herein or therein, in light of the circumstances in which they were made, not misleading. No Seller has Knowledge of any fact that has specific application to any Seller or Acquired Company (other than general economic or industry conditions) and that could have a Material Adverse Effect on an Acquired Company that has not been set forth in this Agreement.

       (b) Disclosures and deliverables on the attached schedules to the Agreement shall be specific and not general. If a written disclosure is made under one paragraph of the Agreement on the attached schedules, it will be deemed to be a disclosure as to all paragraphs of the Agreement.

3.27   ADDITIONAL REPRESENTATIONS AND WARRANTIES

       In addition to, and not in limitation of, the representations and warranties contained in this Article 3, each Seller providing warranties represents and warrants, subject to the matters set out in the Disclosure Schedules, that each of the additional representations and warranties contained in Part 3.27 to this Agreement is true and correct, and that the Disclosure Schedules are true and correct, with respect to the Company, and further agrees that such representations and warranties are hereby incorporated in this Article 3.

3.28   EXCEPTIONS TO THE WARRANTIES

       The following shall be exceptions to the Seller's warranties:

       (a) Any and all matters which would be revealed by searches on the Closing Date of the Companies Registration Office in Dublin, a judgment search in Ireland, a search for bankruptcy against individuals in Ireland, the Sheriff's Office in Dublin, and the Companies House in London.

       (b) The contents of the Memorandum and Articles of Association of each of the Acquired Companies and the documents attached thereto, as provided in copies to the Buyer.

       (c) Any and all matters set forth in writing in the leases listed in Part 3.11 attached to this Agreement.

       (d) Any and all matters shown in the audited accounts of Microcelluar Systems. Ltd. (U.K.) as of July 31, 1998.

       (e) all matters contained in the Disclosure Schedules attached hereto, provided that the matters contained in the Disclosure Schedules are true.

3.29   CLAIM REDUCTION AND CLAIM PROCEDURES

       Any claim shall be reduced to the extent that:

       (a) it arises or is increased as a result of any change in legislation made after Closing of this Agreement and having retrospective effect;

       (b) it would not have arisen but for a voluntary act or transaction which is carried out, outside the usual course of the Company's business, by the Buyer or the Company after Closing;

       (c) specific provision or full and adequate reserve, including any provision for deferred taxation, has been made in the audited accounts of Microcellular Systems Ltd. (U.K.) of July 31, 1998, or in the Company's balance sheet of April 30, 2000, in specific respect of the matter to which such claims relate such that the claim has no effect on the shareholders funds account on that balance sheet determined on the basis of generally accepted accounting principles;

       (d) if there is a breach of the warranties and the loss occasioned thereby is recoverable under any insurance policy in force in the name of the Company as at Closing, the Buyer shall be entitled forthwith to make a claim against the Sellers hereunder but shall nevertheless use all reasonable endeavors to pursue a claim against the insurers. If six months after the making of such claim against the Sellers, payment in full has not been made by the insurers, the Sellers shall pay an amount equal to any shortfall.

       (e) it arises as a result of any change in the accounting policy or practice introduced after Closing, but this shall not apply if the prior accounting practice was not done consistently or was not done in accordance with generally accepted accounting principles or was not done in compliance with the SSAP or if as a result of audit accounting policy or practice is changed.

       (f) the Company or the Buyer receives in cash recovery of any amount as a result of sthe circumstances giving rise to the claim;

       (g) any taxation for which the Company is or may become liable to be assessed or accountable is reduced or extinguished as a direct result of the circumstances giving rise to such claim;

       (h) such claim would not have arisen but for a cessation on or after Closing of the business of the Company or any part thereof.

                                     ARTICLE 4

                      REPRESENTATIONS AND WARRANTIES OF BUYER

       Buyer represents and warrants to Sellers as follows:

4.1    ORGANIZATION

       Buyer is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization.

4.2    ENFORCEABILITY; NO CONFLICT

       (a) Buyer has the right, power, and authority to execute and deliver this Agreement and its Ancillary Agreements and to perform its obligations under this Agreement and its Ancillary Agreements, which actions have been duly authorized and approved by all necessary corporate action of Buyer. Assuming the valid execution and delivery of this Agreement by Sellers, this Agreement constitutes the legal, valid, and binding obligation of Buyer, enforceable against Buyer in accordance with its terms. Assuming their execution and delivery by the other parties thereto, the Ancillary Agreements to which Buyer is a party will, upon execution and delivery, constitute legal, valid, and binding obligations of Buyer, enforceable against Buyer in accordance with their respective terms.

       (b) Except as set forth in SCHEDULE 4.2(b), Buyer is not and will not be required to obtain any Governmental Authorization or Consent in connection with the execution and delivery of this Agreement or the consummation or performance of any of the Contemplated Transactions.

       (c) Except as set forth in SCHEDULE 4.2(c), neither the execution and delivery of this Agreement by Buyer nor the consummation or performance of any of the Contemplated Transactions by Buyer will give any Person the right to prevent, delay, or otherwise interfere with any of the Contemplated Transactions pursuant to:

              (i)    any provision of Buyer's Organizational Documents;

              (ii) any resolution adopted by the board of directors or the shareholders of Buyer;

              (iii) any Legal Requirement or Order to which Buyer may be subject; or

              (iv) any Contract to which Buyer is a party or by which Buyer may be bound.

4.3    PROCEEDINGS

       There is no pending Proceeding that has been commenced against Buyer and that challenges, or may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the Contemplated Transactions.
 To Buyer's Knowledge, no such Proceeding has been Threatened.

4.4    BROKERS OR FINDERS

       Neither Buyer nor any of its Representatives have incurred any Liability for brokerage or finders' fees or agents' commissions or other similar payment in connection with the Contemplated Transactions.

                                  ARTICLE 5

                     COVENANTS OF SELLERS BEFORE CLOSING

5.1    ACCESS AND INVESTIGATION

       Between the date of this Agreement and the Closing Date, Sellers will, and will cause the Acquired Companies and their Representatives to, (a) afford Buyer and its Representatives and their Representatives (collectively, "BUYER'S ADVISORS") full and free access to each Acquired Company's personnel, properties (including subsurface testing), Contracts, books and records, and other documents and data, (b) furnish Buyer and Buyer's Advisors with copies of all such Contracts, books and records, and other documents and data as Buyer may reasonably request, and (c) furnish Buyer and Buyer's Advisors with such additional financial, operating, and other data and information as Buyer may reasonably request.

5.2    OPERATION OF THE BUSINESSES OF THE ACQUIRED COMPANIES

       Between the date of this Agreement and the Closing Date, Sellers will, and will cause each Acquired Company to:

       (a) conduct the business of such Acquired Company only in the Ordinary Course of Business;

       (b) use their Best Efforts to preserve intact the current business organization of such Acquired Company, keep available the services of the current officers, employees, and agents of such Acquired Company, and maintain relations and goodwill with suppliers, customers, landlords, creditors, and others having business relationships such Acquired Company; and

       (c) confer with Buyer concerning operational matters of a material nature, the status of the business, operations, and finances of such Acquired Company.

5.3    NEGATIVE COVENANT

       Except as otherwise expressly permitted by this Agreement, between the date of this Agreement and the Closing Date, Sellers will not, and will cause each Acquired Company not to, without the prior consent of Buyer, take any affirmative action, or fail to take any reasonable action within their or its control, as a result of which any of the changes or events listed in Section
3.10 is likely to occur.

5.4    REQUIRED APPROVALS

       (a) As promptly as practicable after the date of this Agreement, Sellers will, and will cause each Acquired Company to, make all filings that Legal Requirements require them to make to consummate the Contemplated Transactions, including those specified in Part 3.2(b). Between the date of this Agreement and the Closing Date, Sellers will, and will cause each Acquired Company to, (a) cooperate with Buyer with respect to all filings that Buyer elects to make or that Legal Requirements require Buyer to make in connection with the Contemplated Transactions, and (b) cooperate with Buyer in obtaining all Governmental Authorizations and Consents identified in
Schedule 4.2(b).

       (b) The parties expressly accept that the Board of Directors of the Company have approved the transaction, the terms of which are set out in this Agreement, and the members of the Board will use their best efforts to promptly procure the execution of the Agreement by all Sellers prior to closing.

5.5    NOTIFICATION

       Between the date of this Agreement and the Closing Date, each Seller will promptly notify Buyer in writing if such Seller or any Acquired Company becomes aware of: (i) any fact or condition that causes or constitutes a breach of any of Sellers' representations and warranties as of the date of this Agreement, or (ii) the occurrence after the date of this Agreement of any fact or condition that would cause or constitute a breach of any such representation or warranty had that representation or warranty been made as of the time of the occurrence or discovery of such fact or condition. Should any such fact or condition require any change in the Disclosure Schedule, Sellers will promptly deliver to Buyer a supplement to the Disclosure Schedule specifying such change. Such delivery will not affect any rights of Buyer under Section 9.2 and Article 10. During the same period, each Seller will promptly notify Buyer of the occurrence of any breach of any covenant of Sellers in this Article or of the occurrence of any event that may make the satisfaction of the conditions in Article 7 impossible or unlikely.

5.6    PAYMENT OF INDEBTEDNESS BY RELATED PERSONS

       Except as expressly provided in this Agreement, Sellers will cause all indebtedness owed to any Acquired Company by either Sellers or any Related Person of Sellers to be paid in full before the Closing Date.

5.7    NO NEGOTIATION

       Until such time, if any, as this Agreement is terminated pursuant to
Article 9, Sellers will not, and will cause each Acquired Company and each of their Representatives not to, directly or indirectly, solicit, initiate, encourage or entertain any inquiries or proposals from, discuss or negotiate with, provide any non-public information to, or consider the merits of any inquiries or proposals from, any Person (other than Buyer) relating to any business combination transaction involving any Acquired Company, including the sale of any of the shares of an Acquired Company, any merger or consolidation, or the sale of the business or any of the assets of an Acquired Company (other than in the Ordinary Course of Business).

                                  ARTICLE 6

                      COVENANTS OF BUYER BEFORE CLOSING

6.1    REQUIRED APPROVALS

       Following execution of this Agreement, Buyer shall promptly file a request for approval of the transaction with the Irish Ministry of Enterprise and Employment.

                                  ARTICLE 7

             CONDITIONS PRECEDENT TO BUYER'S OBLIGATION TO CLOSE

       Buyer's obligation to purchase the Shares and to take the other actions required to be taken by Buyer at the Closing is subject to the satisfaction, on or before the Closing Date, of each of the following conditions (any of which may be waived by Buyer, in whole or in part):

7.1    ACCURACY OF REPRESENTATIONS

       (a) All of Sellers' representations and warranties in this Agreement (considered both individually and collectively) must have been accurate in all material respects as of the date of this Agreement, and must be accurate in all material respects as of the Closing Date as if then made, without giving effect to any supplement to the Disclosure Schedule.

7.2    SELLERS' PERFORMANCE

       All of the covenants and obligations that Sellers are required to perform or to comply with pursuant to this Agreement on or before the Closing Date (considered both collectively and individually) must have been duly performed and complied with in all material respects. Sellers shall have (i) delivered each document that Section 2.6 requires them to deliver.

7.3    CONSENTS

       Each of the Governmental Authorizations and Consents identified in
Part 3.2(b) and Schedules 4.2(b) and (c) must have been obtained and must be in full force and effect.

7.4    ADDITIONAL DOCUMENTS

       Each of the following documents shall have been delivered to Buyer:

       (a) an opinion of Andrew O'Rorke, Hayes & Sons, dated the Closing Date, in the form of EXHIBIT 7.4(a); and

       (b) such other documents as Buyer may reasonably request for the purpose of (i) evidencing the accuracy of any of Sellers' representations and warranties, (ii) evidencing the performance by any Seller of, or the compliance by any Seller with, any covenant or obligation required to be performed or complied with by such Seller, (iii) evidencing the satisfaction of any condition referred to in this Article, or (iv) otherwise facilitating the consummation or performance of any of the Contemplated Transactions.

7.5    NO PROCEEDINGS

       Since the date of this Agreement, there must not have been commenced or Threatened against Buyer, or against any Related Person of Buyer, any Proceeding (a) involving any challenge to, or seeking damages or other relief in connection with, any of the Contemplated Transactions, or (b) that may have the effect of preventing, delaying, making illegal, or otherwise interfering with any of the Contemplated Transactions.

7.6    NO CLAIM REGARDING EQUITY OWNERSHIP OR SALE PROCEEDS

       There must not have been made or Threatened by any Person any claim asserting that such Person (a) is the holder or the beneficial owner of, or has the right to acquire or to obtain beneficial ownership of any stock of, or any other voting, equity, or ownership interest in, an Acquired Company, or (b) is entitled to all or any portion of the Purchase Price.

7.7    NO PROHIBITION

       Neither the consummation nor the performance of any of the Contemplated Transactions will, directly or indirectly (with or without notice or lapse of time), Contravene, or cause Buyer or any Related Person of Buyer to suffer any adverse consequence under any applicable existing or proposed Legal Requirement or Order.

                                     ARTICLE 8

                CONDITIONS PRECEDENT TO SELLERS' OBLIGATION TO CLOSE

       Sellers' obligation to sell the Shares and to take the other actions required to be taken by Sellers at the Closing is subject to the satisfaction, on or before the Closing Date, of each of the following conditions (any of which may be waived by Sellers, in whole or in part):

8.1    ACCURACY OF REPRESENTATIONS

       All of Buyer's representations and warranties in this Agreement (considered collectively and individually) must have been accurate in all material respects as of the date of this Agreement and must be accurate in all material respects as of the Closing Date as if then made.

8.2    BUYER'S PERFORMANCE

       All of the covenants and obligations that Buyer is required to perform or to comply with pursuant to this Agreement on or before the Closing Date (considered both collectively and individually) must have been performed and complied with in all material respects. Buyer shall have (i) executed and delivered each of the documents required to be delivered by Buyer pursuant to
Section 2.6.

8.3    CONSENTS

       Each of the Governmental Authorizations and Consents identified in
Part 3.2(b) must have been obtained and must be in full force and effect, in a form acceptable to Buyer.

8.4    ADDITIONAL DOCUMENTS

       Buyer must have caused to be delivered to Sellers such documents as Sellers may reasonably request for the purpose of (i) evidencing the accuracy of any representation or warranty of Buyer, (ii) evidencing the performance by Buyer of, or the compliance by Buyer with, any covenant or obligation required to be performed or complied with by Buyer, (iii) evidencing the satisfaction of any condition referred to in this Article, or (iv) otherwise facilitating the consummation of any of the Contemplated Transactions.

8.5    NO PROHIBITION

       There must not be in effect any Legal Requirement or Order that (a) prohibits the consummation of the Contemplated Transactions, and (b) has been adopted or issued, or has otherwise become effective, since the date of this Agreement.

                                     ARTICLE 9

                                    TERMINATION

9.1    TERMINATION EVENTS

       This Agreement may, by notice given before or at the Closing and subject to Section 9.2, be terminated:

       (a) by either Buyer or Sellers if a material breach of any provision of this Agreement has been committed by the other party or parties and such breach has not been waived;

       (b)    by mutual consent of Buyer and Sellers; or

       (c) by either Buyer or Sellers if the Closing has not occurred (other than through the failure of any party seeking to terminate this Agreement to comply fully with its obligations under this Agreement) on or before August 31, 2000, or such later date as the parties may agree upon.

9.2    EFFECT OF TERMINATION

       Each party's right of termination under Section 9.1 is in addition to any other rights it may have under this Agreement or otherwise, and the exercise of such right of termination will not be an election of remedies.
If this Agreement is terminated pursuant to Section 9.1, all obligations of the parties under this Agreement will terminate, except that the representations in Sections 3.25 and 4.4 and the obligations in Sections 13.1, 13.3 and 13.12 will survive; PROVIDED, HOWEVER, that if this Agreement is terminated by a party because of the breach of the Agreement by the other party or because one or more of the conditions to the terminating party's obligations under this Agreement is not satisfied as a result of the other party's failure to comply with its obligations under this Agreement, the terminating party's right to pursue all legal remedies will survive such termination unimpaired.

                                  ARTICLE 10

                          INDEMNIFICATION; REMEDIES

10.1   SURVIVAL, RIGHT TO INDEMNIFICATION NOT AFFECTED BY KNOWLEDGE; WAIVER

       All representations, warranties, covenants, and obligations in this Agreement, the Disclosure Schedule and other Schedules, the supplements to the Disclosure Schedule, the certificates delivered pursuant to Section 2.6(a)(viii), and any other certificate or document delivered pursuant to this Agreement will survive the Closing and the consummation of the Contemplated Transactions, subject to the limitations set forth in Sections 3.26, 3.28, 10.4, 10.5 and 11.8. The right to indemnification, payment of damages or other remedy based on such representations, warranties, covenants, and obligations will not be affected by any investigation conducted with respect to, or any Knowledge acquired (or capable of having been acquired) about, the accuracy or inaccuracy of or compliance with, any such representation, warranty, covenant, or obligation. The waiver of any condition based on the accuracy of any representation or warranty, or on the performance of or compliance with any covenant or obligation, will not affect the right to indemnification, payment of damages, or other remedy based on such representation, warranty, covenant, or obligation.

10.2   INDEMNIFICATION BY SELLERS

       Sellers, subject to the limitations set forth in Sections 3.26, 3.28, 10.4, 10.5 and 11.8, jointly and severally, other than Rionach Ui Ogain, Paul McKeon, Fiona McKeon, Pearse Boyce, Robert Dennison, Thomas Cunningham, Martin Quaid, Rory Stokes and Andrew O'Rorke, and Shannon Free Airport Development Company Limited, and other than Declan Hogan, who will severally but not jointly to the extent of consideration he has received, will indemnify and hold harmless Buyer, the Acquired Companies, and their respective Representatives, equity owners, controlling persons and affiliates (collectively, the "BUYER INDEMNITEES") for, and will pay to the Buyer Indemnitees the monetary value, up to an amount equal to the Aggregate Purchase Price, of, any Adverse Consequences arising, directly or indirectly, from or in connection with:

       (a) any breach of any representation or warranty made by any Seller in this Agreement, the Disclosure Schedule and supplements thereto, the certificates delivered pursuant to Section 2.6(a)(viii), or any other certificate or document delivered by Sellers pursuant to this Agreement;

       (b) any breach by a Seller of any covenant or obligation of such Seller in this Agreement;

       (c) any Liability of an Acquired Company existing at or arising out of a state of facts existing at or before the Closing Date, to the extent that such Liability is not reflected or reserved against in the Balance Sheet and Interim Balance Sheet, including Liabilities arising from or relating to:

              (i) any product shipped or manufactured by, or any services provided by, an Acquired Company before the Closing Date;

              (ii)   any environmental, health, and safety liabilities;

              (iii) any risk or actual incidence of illness, disability, death or other injury to, or the contraction of any diseases by, any Person (including any current or former employee) resulting from exposure to hazardous materials, products, or other materials before the Closing Date, without regard to when such injuries or diseases are first manifested; and

       (d)    any matter disclosed in Part 3.23.

       Notwithstanding the foregoing, no Seller, other than Michael Fitzgerald, Monte Egeland, Ian Walter, David Jones, Alastair Froggett, and Guy Waugh, shall be liable to indemnify Buyer under this Article 10 in an amount exceeding that portion of the Aggregate Purchase Price allocated to such Seller under this Agreement.

       Notwithstanding the foregoing, indemnification for breach of any representation or warranty contained in Section 3.18 or for breach of any covenant or obligation contained in Article 11 is governed by Article 11.

       Notwithstanding the foregoing, there shall be no limit to the amount of indemnity that shall be paid to the Buyer Indemnitees by Michael Fitzgerald, Monte Egeland, Ian Walter, David Jones, Alastair Froggett, and Guy Waugh, for claims arising from fraud, willful concealment, dishonesty, or breach of the duty of confidentiality or deliberate non-disclosure, nor shall there be any limit as to time as to when an indemnity may be sought.

       (e) Notwithstanding any other provision of this Agreement, all Sellers, including Rionach Ui Ogain, Paul McKeon, Fiona McKeon, Pearse Boyce, Robert Dennison, Thomas Cunningham, Martin Quaid, Rory Stokes and Andrew O'Rorke, and Shannon Free Airport Development Company Limited, shall be liable under the provision of Paragraph 3.3 in the event of breach of the warranty that Sellers are and will be on the Closing Date the record and beneficial owners and holders of the Shares, free and clear of all encumbrances, set forth opposite their name on the Schedule of Sellers.

10.3   INDEMNIFICATION AND PAYMENT OF DAMAGES BY BUYER

       Buyer will indemnify and hold harmless Sellers, and will pay to Sellers the monetary value of any Adverse Consequences arising, directly or indirectly, from or in connection with:

       (a) any breach of any representation or warranty made by Buyer in this Agreement or in any certificate delivered by Buyer pursuant to this Agreement;

       (b) any breach by Buyer of any of its covenant or obligation in this Agreement; and

       (c) any and all Proceedings, demands or assessments incidental to any of the matters set forth in Sections 10.3(a) and (b).

Notwithstanding the foregoing, indemnification for breach of a covenant or obligation contained in Article 11 will be governed by Article 11.

10.4   TIME LIMITATIONS

       (a) If the Closing occurs, Sellers will have no Liability for breach of (i) a covenant or obligation to be performed or complied with before the Closing Date or (ii) a representation or warranty, unless on or before the second anniversary of the Closing Date, or on the seventh anniversary of the Closing Date as to Article 11, Buyer notifies Sellers of a claim specifying the factual basis of that claim in reasonable detail to the extent then known by Buyer. Notwithstanding the foregoing, a claim with respect to Sections 3.3, or a claim for indemnification or reimbursement not based upon any covenant or obligation to be performed or complied with before the Closing Date, may be made at any time.

       (b) If the Closing occurs, Buyer will have no Liability (for indemnification or otherwise) for breach of (i) a covenant or obligation to be performed or complied with before the Closing Date or (ii) a representation or warranty, unless on or before the second anniversary of the Closing Date, Sellers notify Buyer of a claim specifying the factual basis of that claim in reasonable detail to the extent then known by Sellers.

       (c) Proceedings based on breach of warranty must be instituted within six (6) months after the warranty limitation period expires.

10.5   LIMITATIONS ON AMOUNT

       (a) Sellers will have no liability with respect to the matters governed by Section 10.2(a), or, to the extent relating to any failure to perform or comply before the Closing Date, Section 10.2(b), until the total monetary value of all Adverse Consequences with respect to such matters exceeds US$25,000.

       (b) Buyer will have no liability (for indemnification or otherwise) with respect to the matters governed by clause (a) or (b) of Section 10.3 until the total monetary value of all Adverse Consequences with respect to such matters exceeds US$25,000.

       (c) This Section will not apply to any breach by a party of its representations and warranties of which such party had Knowledge at any time before the date on which such representation and warranty is made, or any intentional breach by a party of any covenant or obligation, and such party will be liable for all Adverse Consequences with respect to such breaches.

10.6   RIGHT OF SETOFF

       Upon notice to Sellers specifying in reasonable detail the basis for its action, Buyer may set off any amount to which it may be entitled under this Article and Article 11 against amounts otherwise payable under this Agreement. The exercise of such right of setoff by Buyer in good faith, whether or not ultimately determined to be justified, will not constitute a breach under this Agreement. Neither the exercise of nor the failure to exercise such right of setoff will constitute an election of remedies or limit Buyer in any manner in the enforcement of any other remedies that may be available to it.

10.7   PROCEDURE FOR INDEMNIFICATION - DEFENSE OF THIRD-PARTY CLAIMS

       (a)    Promptly after receipt by a Person entitled to indemnity under
Section 10.2 or 10.3 (an "INDEMNIFIED PERSON") of notice of the assertion of a third-party claim against it, the Indemnified Person will, if a claim is to be made against a Person obligated to indemnify under such Section (an "INDEMNIFYING PERSON"), give notice to the Indemnifying Person of the assertion of such claim. An Indemnified Person's failure to notify an Indemnifying Person will not relieve the Indemnifying Person of any Liability that it may have to the Indemnified Person.

       (b) If notice is given to an Indemnifying Person of the commencement of any Proceeding and the Indemnifying Person does not, within ten days after the Indemnified Person's notice is given, give notice to the Indemnified Person of its election to assume the defense of such Proceeding, the Indemnifying Person will be bound by any determination made in such Proceeding or any compromise or settlement effected by the Indemnified Person in good faith.

       (c) Sellers hereby consent to the non-exclusive jurisdiction of any court stated in Section 13.11 in which a Proceeding is brought against any Buyer Indemnitee for purposes of any claim that a Buyer Indemnitee may have under this Agreement with respect to such Proceeding or the matters alleged therein. Sellers agree that process may be served on Sellers with respect to such a claim anywhere in the world.

                                  ARTICLE 11

                                 TAX MATTERS

11.1   INDEMNIFICATION OF SELLERS

       Buyer will indemnify and hold harmless Sellers from and against any and all Taxes arising out of or relating to any breach of Buyer's covenants contained in this Article.

11.2   INDEMNIFICATION OF BUYER

       Sellers, subject to the limitations set forth in Sections 3.26, 3.28, 10.4, 10.5 and 11.8, jointly and severally, except for Rinoach Ui Ogan, Paul McKeon, Fiona McKeon, Pearse Boyce, Robert Dennison, Thomas Cunningham, Martin Quaid, Rory Stokes and Andrew O'Rorke, and Shannon Free Airport Development Company Limited, and other than Declan Hogan who will severally but not jointly indemnify, will indemnify and hold harmless the Buyer Indemnitees from and against any and all Taxes, up to an amount equal to the Aggregate Purchase Price, arising out of or relating to: (a) the pre-Closing period that have not been paid prior to the Closing Date or reserved on the Balance Sheet; and (b) any Adverse Consequences arising, directly or indirectly, from or in connection with any breach of the representations and warranties contained in Section 3.18 of this Agreement or of Sellers' covenants contained in this Article.

       Notwithstanding the foregoing, no Seller, other than Michael Fitzgerald, Monte Egeland, Ian Walter, David Jones, Alastair Froggett, and Guy Waugh, shall be liable to indemnify Buyer under this Article 11 in an amount exceeding that portion of the Aggregate Purchase Price allocated to such Seller under this Agreement.

11.3   INDEMNIFICATION PROCESS

       In the event of a third-party claim for Taxes, Buyer will permit Sellers, at their expense, to control any Proceeding relating to any taxable year or period of the relevant Acquired Companies ending on or before the Closing Date. Sellers will not settle or otherwise compromise any issue or matter without Buyer's prior written consent. If Sellers do not assume the defense of any such Proceeding, Buyer may, without any effect to its right of indemnification by Sellers under this Article, defend the same in such manner as it may deem appropriate, including, but not limited to, settling such Proceeding. Buyer will control any Proceeding relating to any taxable year or period of an Acquired Company ending after the Closing Date.

11.4   TIMING OF PAYMENT; CHARACTERIZATION

       Payment of any amounts due under this Article will be made by Sellers or Buyer, as the case may be, within 14 days of the receipt of reasonable evidence establishing that such a payment is required. All amounts paid by Buyer or Sellers, as the case may be, by reason of Sections 10.2, 10.3, 11.1 and 11.2 will be treated to the extent permitted under applicable Legal Requirements as adjustments to the Purchase Price for all Tax purposes.

11.5   TRANSACTIONAL TAXES

       All transfer, documentary, recording, notarial, sales, use, registration, stamp and other similar Taxes or fees imposed by any authority in connection with the Contemplated Transactions will be borne by the party which is obligated to pay such Tax under applicable Legal Requirements. Buyer and Sellers will cooperate in timely making and filing all Tax Returns as may be required to comply with Legal Requirements.

11.6   TAX ELECTIONS

       From and after the date hereof, Sellers will not, without the prior written consent of Buyer (which consent may not be unreasonably withheld), make or revoke, or cause or permit to be made or revoked, any Tax election.

11.7   TAX RECORDS

       Sellers will make available to Buyer such records as Buyer may require for the preparation of any Tax Return and such records as Buyer may require for the defense of any Proceeding concerning such Tax Return. Buyer will make available to Sellers such records as Sellers may require for the preparation of any Tax Return and such records as Sellers may require for the defense of any Proceeding concerning any such Tax Return.

11.8   MISCELLANEOUS

       The covenants and agreements of the parties contained in this Article and the representations and warranties contained in Section 3.18 as well as
Section VI of Part 3.27 will survive the Closing and will remain in full force and effect until 7 years following the Closing.

                                  ARTICLE 12

                           SELLERS' REPRESENTATIVE

12.1   APPOINTMENT

       Each Employee Seller and Shannon Free Airport Development Company Limited hereby designates and appoints Michael Fitzgerald ("EMPLOYEE SELLERS' REPRESENTATIVE") as such Employee Seller's representative and attorney-in-fact with full power and authority to act for and on behalf of each Employee Seller with regard to, and each Non-employee Seller other than Shannon Free Airport Development Company Limited hereby designates and appoints Andrew O Rorke ("NON-EMPLOYEE SELLERS' REPRESENTATIVE") as such Non-Employee Seller's representative and attorney-in-fact with full power and authority to act for and on behalf of each Non-Employee Seller with regard to:

       (a) approval and payment of fees and expenses not paid by the Acquired Companies, if any, attributable to Sellers as a group with respect to the sale of the Shares;

       (b) execution, delivery and receipt on behalf of Sellers of all notices, requests and other communications required or permitted to be given under this Agreement;

       (c) the adjustment procedure in Section 2.7 and matters arising in connection with any adjustment to the Aggregate Purchase Price;

       (d) termination of this Agreement pursuant to Section 9.1 and any waiver pursuant to Section 2.3, Article 8, or Section 9.1;

       (e)    acceptance of service of process;

       (f) all disputes or other matters between Sellers and Buyer in connection with, arising out of, or relative to this Agreement after the Closing Date;

       (g) all matters pertaining to the Escrow Agreement, and all matters to the Escrow Account, and to the funds in that account, including but not limited to the establishment, maintenance, deposits, withdrawals, payments and disbursements from that account, and the signing of any and all documents on behalf of Sellers as to the Escrow Agreement and Escrow Account; and

       (h)    all other matters specifically authorized by this Agreement.

This appointment and grant of power and authority is coupled with an interest, is in consideration of the mutual covenants made in this Agreement, is irrevocable, and shall not be terminated by the act of any Seller or by operation of law. Each Seller hereby consents to the taking of any actions and the making of any decisions that this Agreement requires or permits Employee Sellers' Representative or Non-employee Sellers' Representative to take or make.

12.2   LIMITATION ON LIABILITY; INDEMNIFICATION

       Each Seller agrees that Sellers' Representative will have no Liability to any Person for any good faith action or omission pursuant to this Article, and each Seller will, on a proportionate basis in accordance with such Seller's Initial Payment, indemnify and hold Sellers' Representative harmless from and against any Adverse Consequences Sellers' Representative may suffer as a result of any such action or omission.

12.3   RELIANCE

       Buyer will be entitled to rely upon any document delivered by a Sellers' Representative as (a) being genuine and correct and (b) having been duly signed or sent by such Sellers' Representative, and Buyer will not be liable to any Seller for any action taken or omitted by Buyer in such reliance.

12.4   DELEGATION; SUCCESSOR

       A Sellers' Representative may delegate his authority as Sellers' Representative to any one or more representatives of Sellers for a fixed or indeterminate period of time by notice to Buyer in accordance with Section
13.4. In the event of the death or incapacity of Sellers' Representative, Sellers will select a successor representative or representatives, and Buyer may rely upon any such designation if signed by such Sellers or their successors whose interests aggregate not less than two-thirds of the relevant Shares.

                                  ARTICLE 13

                              GENERAL PROVISIONS

13.1   EXPENSES

       Except as otherwise expressly provided in this Agreement, each party to this Agreement will bear its respective expenses incurred in connection with the preparation, execution, and performance of this Agreement and the Contemplated Transactions, including all fees and expenses of its Representatives, except that Buyer will pay the Seller's actual out of pocket expenses not to exceed US$75,000 and not to exceed US$75,000 in actual due diligence preparation costs. All such out of pocket expenses and costs shall be evidenced by paid receipts and shall be subject to audit. Sellers will use their best efforts to minimize any fees, costs or other expenses incurred and will cause the Acquired Companies not to incur any expenses in connection with this Agreement in the aggregate in excess of $75,000 in out-of-pocket expenses and $75,000 in due diligence preparation costs.

13.2   PUBLIC ANNOUNCEMENTS

       Sellers will not and will not permit the Acquired Companies to make any disclosure of the Contemplated Transactions, except with the prior written consent of Buyer or as required by Legal Requirements. Sellers and Buyer will consult with each other concerning the means by which the Acquired Companies' employees, customers, suppliers and others having dealings with the Acquired Companies will be informed of the Contemplated Transactions, and Buyer will have the right to be present for any such communication.

13.3   CONFIDENTIALITY

       Between the date of this Agreement and the Closing Date, Buyer and Sellers will maintain in confidence, and will cause the Representatives of Buyer, Sellers, and the Acquired Companies to maintain in confidence, any written, oral, or other information obtained in confidence from another party or an Acquired Company in connection with this Agreement or the Contemplated Transactions, unless (a) such information is already known to such party or to others not bound by a duty of confidentiality or such information becomes publicly available through no fault of such party, (b) the use of such information is necessary or appropriate in making any filing or obtaining any Consent required for the consummation of the Contemplated Transactions, or
(c) the furnishing or use of such information is required by Proceedings. If the Contemplated Transactions are not consummated, each party will return or destroy as much of such written information as the other party may reasonably request.

13.4   NOTICES

       All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed given to a party when (a) delivered to the appropriate address by hand or by nationally recognized overnight courier service (costs prepaid); (b) sent by facsimile or e-mail with confirmation of transmission by the transmitting equipment; or (c) received or rejected by the addressee, if sent by certified mail, return receipt requested; in each case to the following (or to such other address, facsimile number, e-mail address as a party may designate by notice to the other parties):

       Employee Sellers:

                     Michael Fitzgerald
                     Sellers' Representative
       Address:      Kerry Innovation Centre
                     Clash, Tralee
                     Co. Kerry
                     Ireland
       Fax No.:      353-66-712-7999
       E-mail:       mike_fitzgerald@microcellular.net
       with a copy to:

                     Andrew O'Rorke, Esq.
       Attention:    Hayes & Sons
       Address:      Lavery House
                     Earlsfort Terrace
                     Dublin, Ireland
       Fax No.:      353-1-661-2163
       E-mail:       aororke@hayesons.ie

Non-employee Sellers:

                     Andrew O'Rorke, Esq.
       Attention:    Hayes & Sons
       Address:      Lavery House
                     Earlsfort Terrace
                     Dublin, Ireland
       Fax No.:      353-1-661-2163
       E-mail:       aororke@hayesons.ie

       Buyer:

                     interWAVE Communications International, Ltd.
       Attention:    Robin Foor, General Counsel
       Address:      312 Constitution Drive
                     Menlo Park, CA 94025
       Fax No.:      1-650-321-6381
       E-mail:       rfoor@iwv.com

       with a copy to:

                     Baker & McKenzie
       Attention:    Andre M. Saltoun
                     Eric H. Anderson
       Address:      660 Hansen Way
                     Palo Alto, CA 94304
       Fax No.:      1-650-856-9299
       E-mail:       andre.m.saltoun@bakernet.com
                     eric.anderson@bakernet.com

13.5   FURTHER ASSURANCES

       The parties agree to furnish upon request to each other such further information, to execute and deliver to each other such other documents, and to do such other acts and things as the other party may reasonably request for the purpose of carrying out the intent of this Agreement and the Contemplated Transactions.

13.6   SCHEDULES

       The Schedules identified in this Agreement, including the Disclosure Schedule, are incorporated herein by reference and made a part of this Agreement. In the event of any inconsistency between the statements in the body of this Agreement and those in the Disclosure Schedule (other than an exception expressly set forth as such in the Disclosure Schedule with respect to a specifically identified representation or warranty), the statements in the body of this Agreement will control.

13.7   ENTIRE AGREEMENT AND MODIFICATION

       This Agreement supersedes all prior agreements among the parties with respect to its subject matter (including any letter of intent or term sheet previously signed by the parties) and constitutes (along with the documents delivered pursuant to this Agreement) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended, supplemented or otherwise modified except by a written agreement executed by the party to be charged with the amendment.

13.8   SEVERABILITY

       If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

13.9   ASSIGNMENTS, SUCCESSORS, AND NO THIRD PARTY RIGHTS

       No party may assign any of its rights or delegate any of its obligations under this Agreement without the prior written consent of the other parties, except that Buyer may assign any of its rights and delegate any of its obligations under this Agreement to any subsidiary of Buyer or to any subsequent acquirer of the Shares or all or substantially all of the business of the Acquired Companies. Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of each Seller's heirs, executors, administrators and permitted assigns and Buyer's successors and permitted assigns.

13.10  WAIVER

       The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither any failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or any of the documents referred to in this Agreement will operate as a waiver thereof, and no single or partial exercise of such right, power, or privilege will preclude any other or further exercise thereof.

13.11  ARBITRATION

       All disputes arising out of or in connection with this Agreement shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce by a single arbitrator appointed in accordance with such Rules. The place of arbitration will be San Francisco, California, or London, England or Dublin, Ireland. The language of the arbitration will be English. Process in any such arbitration Proceeding may be served on any party anywhere in the world by notice given to the party in accordance with
Section 13.4.

       Notwithstanding the foregoing, in the event Buyer reasonably believes it is necessary to protect the Intellectual Property or to enforce any restrictive covenant or confidentiality agreement set forth in this Agreement or in any employment contract or other contract, Buyer or any Acquired Company shall have the right to initiate a court action, without recurring first to arbitration, in order to protect such rights or enforce such covenants or agreements, including any action for injunctive relief. In connection with any such action, Sellers hereby expressly consent to the non-exclusive jurisdiction of the federal and state courts located in the State of California, the courts of England, and the courts of Ireland.

13.12  GOVERNING LAW

       This Agreement will be governed by and construed under the laws of Ireland without regard to conflict of laws principles that would require the application of any other law.

13.13  COUNTERPARTS

       This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date indicated in the first sentence of this Agreement.

INTERWAVE COMMUNICATIONS INTERNATIONAL, LTD.


By:
   ----------------------------------
PRISCILLA LU
CHAIRMAN AND CHIEF EXECUTIVE OFFICER



-------------------------------------     ------------------------------------
NAME OF SELLER:  MICHAEL FITZGERALD       NAME OF SELLER:   MONTE EGELAND
in Seller's individual capacity           in Seller's individual capacity

Address:                                  Address:
        -----------------------------                -------------------------

        -----------------------------                -------------------------




-------------------------------------     ------------------------------------
NAME OF SELLER:  IAN WALTER               NAME OF SELLER:  DAVID JONES
in Seller's individual capacity           in Seller's individual capacity

Address:                                  Address:
        -----------------------------                -------------------------

        -----------------------------                -------------------------




-------------------------------------     ------------------------------------
NAME OF SELLER:  ALASTAIR FROGGETT        NAME OF SELLER:  GUY WAUGH
in Seller's individual capacity           in Seller's individual capacity

Address:                                  Address:
        -----------------------------                -------------------------

        -----------------------------                -------------------------

-------------------------------------     ------------------------------------
NAME OF SELLER:  GLYN TURNER              NAME OF SELLER:  DAN LAMBERT
in Seller's individual capacity           in Seller's individual capacity

Address:                                  Address:
        -----------------------------                -------------------------

        -----------------------------                -------------------------




-------------------------------------     ------------------------------------
NAME OF SELLER:  DENNIS HERLIHY           NAME OF SELLER:  TONY DUNNE
in Seller's individual capacity           in Seller's individual capacity

Address:                                  Address:
        -----------------------------                -------------------------

        -----------------------------                -------------------------




-------------------------------------     ------------------------------------
NAME OF SELLER:   BART KANE               NAME OF SELLER:  DECLAN HOGAN
in Seller's individual capacity           in Seller's individual capacity

Address:                                  Address:
        -----------------------------                -------------------------

        -----------------------------                -------------------------




-------------------------------------     ------------------------------------
NAME OF SELLER:  RIONACH UI OGAIN         NAME OF SELLER:    P.  MCKEON
in Seller's individual capacity           in Seller's individual capacity

Address:                                  Address:
        -----------------------------                -------------------------

        -----------------------------                -------------------------

-------------------------------------     ------------------------------------
NAME OF SELLER:   FIONA MCKEON
in Seller's individual capacity

Address:
        -----------------------------

        -----------------------------




-------------------------------------     ------------------------------------
NAME OF SELLER:   PEARSE BOYCE            NAME OF SELLER:   ROBERT DENNISON
in Seller's individual capacity           in Seller's individual capacity

Address:                                  Address:
        -----------------------------                -------------------------

        -----------------------------                -------------------------




-------------------------------------     ------------------------------------
NAME OF SELLER:   THOMAS CUNNINGHAM       NAME OF SELLER:   MARTIN QUAID
in Seller's individual capacity           in Seller's individual capacity

Address:                                  Address:
        -----------------------------                -------------------------

        -----------------------------                -------------------------




-------------------------------------     ------------------------------------
NAME OF SELLER:   RORY A. STOKES          NAME OF SELLER:   ANDREW O'RORKE
in Seller's individual capacity           in Seller's individual capacity

Address:                                  Address:
        -----------------------------                -------------------------

        -----------------------------                -------------------------

-------------------------------------     ------------------------------------
NAME OF SIGNER: SCOTT MEADER              NAME OF SIGNER:
NAME OF SELLER:   INNOVAP                 NAME OF SELLER:  SHANNON FREE AIRPORT
                                          DEVELOPMENT COMPANY LIMITED
in Signer's capacity as:                  in Signer's capacity as:
___________ of Innovap                    ___________ of Shannon Free Airport
                                          Development Company Limited

Address:                                  Address:
        -----------------------------                -------------------------

        -----------------------------                -------------------------

ACCEPTANCE AND AGREEMENT OF EMPLOYEE SELLERS' REPRESENTATIVE

       The undersigned, being the Employee Sellers' Representative appointed in Section 12.1 of the foregoing Stock Purchase Agreement, agrees to serve as Employee Sellers' Representative and to be bound by the terms of the Stock Purchase Agreement pertaining to that role.

Date:
     --------------------------------     ------------------------------------
                                          MICHAEL FITZGERALD


ACCEPTANCE AND AGREEMENT OF NON-EMPLOYEE SELLERS' REPRESENTATIVE

       The undersigned, being the Non-Employee Sellers' Representative appointed in Section 12.1 of the foregoing Stock Purchase Agreement, agrees to serve as Non-Employee Sellers' Representative and to be bound by the terms of the Stock Purchase Agreement pertaining to that role.

Date:
     --------------------------------     ------------------------------------
                                          ANDREW O RORKE


                             SCHEDULE OF SELLERS
------------------------------------------------------------------------------
                 NAME             SHARES                      ADDRESS
                                  OWNED
------------------------------------------------------------------------------
                           Holders of Ordinary Shares
------------------------------------------------------------------------------
        Michael Fitzgerald           60,000
------------------------------------------------------------------------------
        Monte Egeland                60,000
------------------------------------------------------------------------------
        Ian Walter                   60,000
------------------------------------------------------------------------------
        David Jones                  60,000
------------------------------------------------------------------------------
        Alastair Froggett            60,000
------------------------------------------------------------------------------
        Guy Waugh                    60,000
------------------------------------------------------------------------------
        Glyn Turner                  12,000
------------------------------------------------------------------------------
        Dan Lambert                   2,400
------------------------------------------------------------------------------
        Denis Herlihy                 6,000
------------------------------------------------------------------------------
        Tony Dunne                    4,200
------------------------------------------------------------------------------
        Bart Kane                     4,200
------------------------------------------------------------------------------
        Declan Hogan                 15,750
------------------------------------------------------------------------------
        Rionach Ui Ogain             15,750
------------------------------------------------------------------------------
        P. McKeon                    15,750
------------------------------------------------------------------------------
        Fiona McKeon                 15,750
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                 NAME             SHARES                      ADDRESS
                                  OWNED
------------------------------------------------------------------------------
        Declan Hogan                 21,750
------------------------------------------------------------------------------
        Pearse Boyce                  9,000
------------------------------------------------------------------------------
        Robert Dennison               7,740
------------------------------------------------------------------------------
        Thomas Cunningham             6,000
------------------------------------------------------------------------------

------------------------------------------------------------------------------
        Rory A. Stokes                6,000
------------------------------------------------------------------------------
        Andrew O'Rorke                3,600
------------------------------------------------------------------------------
        Innovap (Scott Meader)        2,580
------------------------------------------------------------------------------
                         Holders of Ordinary 'A' Shares
------------------------------------------------------------------------------
 Shannon Development         122,333
------------------------------------------------------------------------------
 TOTAL SHARES                621,053
------------------------------------------------------------------------------

                                      PART 2.3

                         AGGREGATE PURCHASE PRICE BREAKDOWN

                                      PART 2.4

                    OPTION CANCELLATION AND ASSUMPTION BREAKDOWN

                                      PART 3.1

              COPIES OF ORGANIZATIONAL DOCUMENTS OF ACQUIRED COMPANIES

The following are disclosed. The paragraph numbers stated below are for convenience of reference only and refer to clauses in Article 3 of the Stock Purchase Agreement. Buyer expressly accepts that disclosure of any particular matter by reference to a specific paragraph is to be regarded as a disclosure in respect of each and every other paragraph as far as same shall be applicable and as disclosures to the warranties contained in Part 3.27 of the Agreement.


------------------------------------------------------------------------------
 General   Schedule  Microcellular Systems Inventory dated 31st March 2000
------------------------------------------------------------------------------
 General   Schedule Microcellular Systems Aged Debtors as at 31st March 2000
           showing a total value $2,809,892
------------------------------------------------------------------------------
 General   Schedule Microcellular Systems Pre-payment Schedules dated 31st
           March 2000
------------------------------------------------------------------------------
 General   Schedule Microcellular Systems Limited A/P Ageing Detail as of 31st
           March 2000
------------------------------------------------------------------------------
 General   Microcellular Systems Limited Accruals Schedule dated 31st March
           2000
------------------------------------------------------------------------------
 General   Microcellular Systems Limited Sales Backlog as at 31st March 2000
------------------------------------------------------------------------------
 General   Letter dated 1st May 2000 to Simms Duncan from Monte Egeland
------------------------------------------------------------------------------
 General   Schedule ID1 Text describing locations
------------------------------------------------------------------------------
 General   VIIB4 List of Competitors Nos. 1 - 7
------------------------------------------------------------------------------
 General   VIIB5 Press Kit, Current Brochures, Standard Price List and Video
------------------------------------------------------------------------------
 General   Schedule headed Microcellular Systems Limited Customer Contact List detailing Customer Phone, Fax and Contact Addresses and the turnover to March 2000 - This list top 15 customers Microcellular Systems
------------------------------------------------------------------------------
 General   Microcellular Systems Profit & Loss Account quarter ended 31st
           December 1999
------------------------------------------------------------------------------
 General   Microcellular Systems Profit & Loss Account quarter ended 31st March
           2000
------------------------------------------------------------------------------
 General   Microcellular Systems Profit & Loss Account quarter ended 30th
           September 1999
------------------------------------------------------------------------------
 General   Letter dated 6th May 2000 to Simms Duncan from Monte Egeland enclosing additional material requested by Robin Foor
------------------------------------------------------------------------------
 General   Schedule showing Microcellular Systems USA 401K profit sharing plan and trust client summary for 1st January 2000 to 31st March 2000
------------------------------------------------------------------------------


------------------------------------------------------------------------------
 General   Booklet containing documentation relating to a company purchase from
           ADC on 8th July 1999.   Index of Contents attached

                                  CLOSING CHECKLIST
              SALE OF SHARES OF ADC MICROCELLULAR SYSTEMS LIMITED (UK)
                          BY ADC TELECOMMUNICATIONS, INC.
                     TO MICROCELLULAR SYSTEMS LIMITED (IRELAND)

           CLOSING INFORMATION

           Closing Date:  July 8, 1999

           Parties:       ADCT (ADC Telecommunications, Inc.)
                          ADCMS (ADC Microcellular Systems Limited)
                          Microcellular Ireland (Microcellular Systems
                          Limited)

           PRE-CLOSING TRANSFERS/ACTIONS:

           1.     Assumption Agreement (by Wireless from ADCMS)
                         Transferring any excluded liabilities

           2.     Assumption Agreement (by ADCMS from ADCT and all Affiliates)
                         Transferring all GMS Business liabilities

           3.     Redesignation of San Diego employees to ADCMS

           4.     Corporate Documents (ADCMS)
                  i)     Shareholder Resolutions Approving Name Change
                  ii)    Resolutions of Board Approving Transaction

           TRANSACTION/CLOSING DOCUMENTS:

           a.     Share Purchase Agreement

           b.     Disclosure Schedules
                  Schedule 3(g) -      Record and Beneficial Owner of Shares
                  Schedule 3(h) -      Existing ADCMS Assets
                  Schedule 6(d) -      Listing of ADCMS Employees
                  Schedule 6(e) -      Terms of Beijing Sublease
                  Schedule 6(i) -1-    Bill of Sale and Receipt for Debt
                                       Payment (Wireless/ADCMS)
                         List of Excluded Assets
                         List of Transferred Assets
                  Schedule 6(i) -2-    List of Jobs to Add to Wireless Transfer
                  Schedule 6(m) -      Employee Incentives

           c.   Bill of Sale and Receipt for Debt Payment (Wireless Asset
                Transfers)
                     Listing of Excluded Assets
                     Listing of Transferred Assets

           d.   Intercompany Financing Debt Waiver Agreement

           e.   Promissory Note
------------------------------------------------------------------------------

------------------------------------------------------------------------------
           f.   Security Agreement
                     Collateral Description
                     Location of Collateral Listing

           g.   UCC Financing Statements
                     California UCC - 1

           h.   Officer's Certificate (Microcellular Ireland)
                     Satisfaction of Closing Conditions

           i.   Officer's Certificate (ADCT)
                     Satisfaction of Closing Conditions

           j.   Secretary's Certificate (Microcellular Ireland)
                     Incumbency of Officers and Directors
                     Certification of Resolutions

           k.   Certified Memorandum of Incorporation
                     Confirmation of Authority to Conduct Business

           l. Resignation of ADCMS Officers and Directors (excluding Mike Fitzgerald)
                     Schofield
                     Baker
                     Fisher
                     Bodart

           m.   Form 288B Change in Director Form

           n.   Stock Transfer Form (ADCMS) in favour of Microcellular Ireland

           o.   Reconciliation of Payments
------------------------------------------------------------------------------

------------------------------------------------------------------------------
 3.1       Articles of Incorporation of Microcellular Systems U.S.A.
------------------------------------------------------------------------------
 3.1       Fax dated 24th January 2000 to George Schultz from Monte Egeland requesting Mike Fitzgerald and David Jones to be added to the list of directors of the company
------------------------------------------------------------------------------
 3.1       Schedule IC1 List of Directors for Ireland Holding Company and
           Ireland, U.K. and U.S.A. operating companies
------------------------------------------------------------------------------
 3.1       Schedule IC2 Name and Address of Microcellular Systems Limited
           General Council in Ireland
------------------------------------------------------------------------------
 3.1       Schedule IC3 Corporate Structure of Microcellular Systems Limited
           and subsidiary companies
------------------------------------------------------------------------------
 3.1       Schedule ID4 China Representative Office Registration Certificate
------------------------------------------------------------------------------
 3.1       Letter dated 17th April 2000 from Monte Egeland "To Whom it May
           Concern" Subject: Official Statement of Relationship between ADC and
           Microcellular Systems and Certificate of Incorporation and Change of
           Name Company No. 3348785 re ADC Microcellular Systems Limited
------------------------------------------------------------------------------


------------------------------------------------------------------------------
 3.1.(b)      Certificate of Incorporation and Change of Name for ADC
              Microcellular Systems Limited
------------------------------------------------------------------------------
 3.1.(b)      Memorandum & Articles of Association of ADC Microcellular Systems
              Limited (U.K. Company)
------------------------------------------------------------------------------
 3.1.(b)      Certificate of Incorporation and Change of Name Marksway Limited
------------------------------------------------------------------------------
 3.1.(b)      Memorandum & Articles of Association of Microcellular Systems
              Limited Company No. 303626
------------------------------------------------------------------------------
 3.1.(b)      Certificate of Incorporation of Microcellular Systems Limited,
              Registration No. 303626
------------------------------------------------------------------------------
 3.1.(b)      Certificate of Incorporation of Microcellular Systems (Ireland)
              Limited, Registration No. 312802
------------------------------------------------------------------------------
 3.1.(b)      Memorandum & Articles of Association of Microcellular Systems
              (Ireland) Limited
------------------------------------------------------------------------------

------------------------------------------------------------------------------
 3.1(d)       Copy letter dated 14th February 2000 from Microcellular Systems
              Limited to The Board of Directors Proplyon Limited signed by Mike
              Fitzgerald and Declan Hogan
------------------------------------------------------------------------------
 3.1(d)       Letter dated 17th February 2000 from Hogan Associates addressed to Mike Fitzgerald
------------------------------------------------------------------------------

------------------------------------------------------------------------------
 3.3          Schedule of Shareholders and related percentage shareholdings each
------------------------------------------------------------------------------
 3.3          Schedule showing all Treasury Stock
------------------------------------------------------------------------------
 3.3          Copy of Subscription Agreement re "A" Ordinary Shares between
              Shannon Free Airport Development Company Limited and
              Microcellular Systems Limited
------------------------------------------------------------------------------
 3.3/3.10(a)  Put and Call Option Agreement between Microcellular Systems
              Limited and Shannon Free Airport Development Company Limited
              dated 29th September 1999
------------------------------------------------------------------------------
 3.3/3.10(a)  Copy of Option Agreement entered into between Microcellular
              Systems Limited and Pearse Boyce
------------------------------------------------------------------------------
 3.33.10(a)   Copy of Option Agreement between Microcellular Systems Limited and Robert Dennison
------------------------------------------------------------------------------
 3.3/3.10(a)  Copy of Option Agreement between Microcellular Systems Limited and Andrew O Rorke
------------------------------------------------------------------------------

------------------------------------------------------------------------------
 3.5          Microcellular Systems U.S.A. Minutes of Board Meetings held 4th
              February 2000 at 12.00 a.m.
------------------------------------------------------------------------------
 3.5          Minutes of Microcellular Systems Board of Directors Meeting,
              Cannes, France, 3rd February 2000
------------------------------------------------------------------------------
 3.5          Microcellular Systems Limited Minutes of Board of Directors held at Centennial Court, Minutes signed on 21st January 2000
------------------------------------------------------------------------------
 3.5          Minutes of Board of Directors Meeting of Microcellular Systems
              Limited held on 19th January 2000 at 10.00 a.m.
------------------------------------------------------------------------------


------------------------------------------------------------------------------
 3.5          Microcellular Systems Limited's company number 3345785 Minutes of written Resolution of sole shareholder
------------------------------------------------------------------------------
 3.5          Microcellular systems Board of Directors Meeting Tralee, Co.
              Kerry 29th September 1999
------------------------------------------------------------------------------
 3.5          Letter dated 13th March 2000 from Companies House, accounts reminder notice, this states the accounts from 1st August 1998 to
              31st July 1999 must be delivered to Companies House no later than
              31st May 2000
------------------------------------------------------------------------------
 3.5          Companies House Penalty Notice Invoice amount L1,000 dated 24th
              March 00
------------------------------------------------------------------------------
 3.5          Letter dated 31st January 2000 from Companies House addressed to
              Microcellular Systems Limited
------------------------------------------------------------------------------

------------------------------------------------------------------------------
 3.11/3.15(a)(ii)  Copy Lease Agreement between Kerry Innovation Centre, Tralee and Mike Fitzgerald of Microcellular Systems Limited.
------------------------------------------------------------------------------
 3.11/3.15(a)(ii)  VIB USA Lease at 6640 & 6650 Lusk Boulevard, San Diego
------------------------------------------------------------------------------
 3.11/             China Lease for Representative Office at East Gate Plaza in
 3.15(a)(ii)       Beijing (in Chinese)
------------------------------------------------------------------------------
 3.11/3.15(a)(i)   Reference 8a Business Property Statement
------------------------------------------------------------------------------
 3.11/3.15(a)(ii)  Copy of Modified Triple Net Lease dated 3rd April 2000 less
                   RAOPP Acquisition Corps to Lessee Microcellular Systems USA
------------------------------------------------------------------------------
 3.11/             Letter from Shannon Development to Bart Kane confirming
 3.15 (a)(ii)      allocation of 5,000 square feet of office space at
                   Enterprise House for Microcellular Systems Limited
------------------------------------------------------------------------------

------------------------------------------------------------------------------
 3.15          Letter dated 7th February 2000 from Inovapp Incorporated to
               Microcellular Systems Kerry Innovation Centre setting out
               statement of work to be carried out by Inovapp
------------------------------------------------------------------------------
 3.15          Reference 11a Copy of Contract from Best Maintenance Inc.
------------------------------------------------------------------------------
 3.15          Estimate / Contract for Maintenance Services dated 18th April
               2000
------------------------------------------------------------------------------
 3.15          Copy Contract from Edison Security Services dated 17th April
               2000
------------------------------------------------------------------------------
 3.15          401K Record Keeping Services copy of Share Purchase Agreement between ADC Telecommunications and Microcellular Systems
               completed on 8th July 1999 with schedule enclosed showing
               contents
------------------------------------------------------------------------------
 3.15          Copy of Maintenance Agreement for Minolta Business Systems
               signed by Sharon Rosario on 15th March 2000
------------------------------------------------------------------------------

------------------------------------------------------------------------------
 3.15(a)       Copy Guarantee and Indemnity between Microcellular Systems
               Limited and Ulster Bank Markets Limited signed by Mike
               Fitzgerald, witnessed by Bart Kane
------------------------------------------------------------------------------
 3.15(a)       Guarantee of obligations and indemnification Agreement between
------------------------------------------------------------------------------

------------------------------------------------------------------------------
               Microcellular Systems U.S.A. and Ulster Bank Markets Limited
               executed 26th October 1999 signed by Mike Fitzgerald
------------------------------------------------------------------------------
 3.15(a)       Copy Mortgage Debenture between Microcellular Systems Limited registered number 3348785 and Ulster Bank Markets Limited signed by Mike Fitzgerald, witness Bart Kane
------------------------------------------------------------------------------
 3.15(a)       Copy letter dated 26th October 1999 from Ulster Bank Markets to
               Declan Hogan
------------------------------------------------------------------------------
 3.15(a)       Copy Facility Letter dated 26th October 1999 for Microcellular
               Systems Limited: Address: 13, Herbert Street, Dublin 2.
------------------------------------------------------------------------------
 3.15(a)       Copy Financing Statement for Microcellular Systems U.S.A. signed by Mike Fitzgerald
------------------------------------------------------------------------------
 3.15(a)       Exhibit "A" to U.C.C. - 1 Financing Statement Microcellular
               Systems U.S.A.
------------------------------------------------------------------------------
 3.15(a)       Copy of signing pages of Facility Letter dated 26th October 1999 from Ulster Bank Markets, Corporate Banking signed by Mike
               Fitzgerald, Ian Walter on behalf of Microcellular Systems
               Limited, ADC Microcellular Systems Limited and Microcellular
               Systems U.S.A.
------------------------------------------------------------------------------
 3.15(a)       Copy Document Charge and Deposit between Microcellular Systems
               Limited and Ulster Bank Markets Limited, currently being
               finalised May 2000
------------------------------------------------------------------------------
 3.15(a)       Copy Assignment between Microcellular Systems Limited and Ulster
               Bank Markets Limited comment hand-written currently being
               finalised May 2000
------------------------------------------------------------------------------
 3.15(a)       Letter dated 25th April 2000 addressed to The Directors,
               Microcellular Systems Limited, 13, Herbert Street setting out terms and conditions applicable to facilities (a) and (b) from
               Ulster Bank Markets
------------------------------------------------------------------------------
 3.15(a)       Letter dated 25th April 2000 to The Directors, Microcellular
               Systems Limited confirming Ulster Bank Markets opening facility of U.S.$1.5 million
------------------------------------------------------------------------------
 3.15(a)       Letter dated 8th April 2000 addressed to Mr. Jack Burke, Company
               Secretary, Shannon Development, Shannon, Co. Clare re research technology and innovation initiative - RTI.
------------------------------------------------------------------------------
 3.15(a)       Letter dated 8th March 2000 to Mr. Mike Fitzgerald detailing estimated cost of projects to be grant-aided and detailing grants applicable to each project
------------------------------------------------------------------------------
 3.15(a)       Copy letter of acceptance signed by Mike Fitzgerald of related grant of IRL125,000
------------------------------------------------------------------------------
 3.15(a)       Shannon Development Schedule of General Conditions applying to
               RTI funded by European Operational Programme 1994-1999
------------------------------------------------------------------------------
 3.15(a)       Copy Employment Grant Agreement maximum grant IRL270,000 between
               Shannon Free Airport Development Company Limited and
               Microcellular Systems Limited signed by Mike Fitzgerald
------------------------------------------------------------------------------
 3.15(a)       Copy letter from Jack Burke, Company Secretary, Shannon
               Development outlining proposed Management Development Grant
               Module IV dated 6th December 1999
------------------------------------------------------------------------------
 3.15(a)       Letter dated 21st December 1999 addressed to Jack Burke from
               Mike Fitzgerald confirming the acceptance of the Management
               Development Grant
------------------------------------------------------------------------------

------------------------------------------------------------------------------
 3.15(a)(i)    Pico node Service Agreement Project Agreement No. 020544 dated
               17th March 2000 between (a) Nortel Networks plc. and (b)
               Microcellular Systems Limited
------------------------------------------------------------------------------


------------------------------------------------------------------------------
 3.15(a)(i)    Schedule IC7 Letter of Intent with Superway dated 17th August
               1999
------------------------------------------------------------------------------
 3.15(a)(i)    Schedule IC7 Memorandum of Understanding between Microcellular
               Systems Limited and Composite Optics Incorporated
------------------------------------------------------------------------------
 3.15(a)(i)    IIC5 TELOS Microcellular OEM Purchase re Seller Agreement
               (draft)
------------------------------------------------------------------------------
 3.15(a)(i)    IID3 Tajikistan (Telos) financing for hiPower BSS Network.
------------------------------------------------------------------------------
 3.15(a)(i)    China - Henan Van Contract, Superway/Hubei Contract USA-
               Interwave Services contract; USA-Superway LOI for JV
------------------------------------------------------------------------------
 3.15(a)(i)    VIIB2 China - Distributor agreement with Superway, MOU with
               Letter of Authorisation for Superway, Agent Agreement - Beijing
               Link; USA - Synopsys Consulting Agreement (draft), Letter of
               Authorisation for Vidar-SMS; China - Agents Agreements -
               Zheijiang Signal
------------------------------------------------------------------------------
 3.15(a)(i)    Copy of Contract between ADC Microcellular Systems and Barakash
               Telecommunications Company Somalia Limited for the supply of GSM
               Macro Equipment for the Hargeysa and Bososa Networks in Somalia.
               This is signed by Michael Fitzgerald on 5th January 1999 on behalf of ADC Telecommunications Inc.
------------------------------------------------------------------------------
 3.15(a)(i)    Copy of Frame Agreement between Cosmote - Mobile
               Telecommunications SA and Microcellular Systems S.A. for the
               supply of GSM Wireless Office Networks dated March 2000 signed by Alastair Froggett on 31st March 2000
------------------------------------------------------------------------------
 3.15(a)(i)    OEM Purchase Re-Seller Agreement between Microcellular Systems and Telus Engineering Inc. dated 8th June 2000 signed by Monte
               Egeland.
------------------------------------------------------------------------------
 3.15(a)(i)    Copy of Professional Services Agreement dated 30th April between
               African Wireless Inc. the Dellaware Corporation and
               Microcellular Systems Limited.
------------------------------------------------------------------------------
 3.15(a)(i)    Copy of OEM Purchase Agreement between ADC Telecommunications
               Sales Inc. and Microcellular Sales Systems Limited signed by
               Monte Egeland dated 21st April 2000
------------------------------------------------------------------------------
 3.15(a)(i)    Copy of General Terms and Conditions regarding hardware and software shipped by Ericsson.
------------------------------------------------------------------------------
 3.15(a)(i)    Copy of Order acknowledgement from Ericsson totalling $7,677.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
 3.15(a)(vi)   Reciprocal Confidentiality Agreement between Microcellular
               Systems Limited and SSBCCSCH
------------------------------------------------------------------------------
 3.15(a)(vi)   Non-Disclosure Agreement dated 14th January 2000 between
               Ericsson Consulting Limited and Microcellular Systems Limited
------------------------------------------------------------------------------
 3.15(a)(vi)   Microcellular Systems Limited reciprocal Confidentiality
               Agreement between Microcellular Systems Limited and Advent
               Communications Limited
------------------------------------------------------------------------------
 3.15(a)(vi)   Reciprocal Confidentiality Agreement between Microcellular
               Systems Limited and Mega Hertz Communications Limited
------------------------------------------------------------------------------
 3.15(a)(vi)   Reciprocal Confidentiality Agreement between Microcellular
               Systems Limited and Dytecna Limited
------------------------------------------------------------------------------
 3.15(a)(vi)   Confidentiality Non-Disclosure Agreement between Microcellular
               Systems Limited and Interwave Communications International
               Limited
------------------------------------------------------------------------------


------------------------------------------------------------------------------
 3.16          Schedule showing Top 10 Customer Accounts starting with Cosmote
------------------------------------------------------------------------------
 3.16          VIIA1 Top Five Suppliers (Matman. P...-Com. Will-burt Innovapp,
               J-Mark
------------------------------------------------------------------------------

------------------------------------------------------------------------------
 3.17          VA7 Application for Directors and Officers Insurance (verbal approval for coverage received 5th January 2000
------------------------------------------------------------------------------
 3.17          Admiral Insurance Company Policy No. A99AG06958 Commercial
               General Liability coverage.
------------------------------------------------------------------------------
 3.17          Copy Policy Workers Compensation Employers Liability Insurance
               Policy, Policy No. NWC636028
------------------------------------------------------------------------------
 3.17          Golden Eagle Insurance Corporation Policy No. CCP552876
------------------------------------------------------------------------------
 3.17          Fax dated 13th January 2000 from Southern California Regional
               Office confirming all risk of direct physical loss from an external cause
------------------------------------------------------------------------------
 3.17          Schedule of Insurance Policies to be PAGE 4
------------------------------------------------------------------------------
 3.17          Sigma Policy International Advantage Commercial Insurance
               Policy, Policy No. PHF054891
------------------------------------------------------------------------------
 3.17          Printout of payments made to insurance company Microcellular
               Systems Limited with insurance detail 1st July 1999 through 1st
               May 2000
------------------------------------------------------------------------------
 3.17          Sigma Insurance Company of Europe, Liability Policy
------------------------------------------------------------------------------

------------------------------------------------------------------------------
 3.18          Reference 8a Employers Quarterly Federal Tax Return to 30th
               September 1999
------------------------------------------------------------------------------
 3.18          Schedule ID3 EIN for US Corporation
------------------------------------------------------------------------------
 3.18          VIIIA USA - Employer Withholding Tax
------------------------------------------------------------------------------

------------------------------------------------------------------------------
 3.19(a)             Sharon Ravario 6,000 share options
------------------------------------------------------------------------------
 3.19(a)             Dan Lambert 6,000 share options
------------------------------------------------------------------------------
 3.19(a)             Suresh Koppolu 6,000 share options
------------------------------------------------------------------------------
 3.19(a)             James Kempton 6,000 share options
------------------------------------------------------------------------------
 3.19(a)             Paul Williams 300 share options
------------------------------------------------------------------------------
 3.19(a)             Betty Zhao 300 share options
------------------------------------------------------------------------------
 3.19(a)             Jerry Hong 300 share options
------------------------------------------------------------------------------
 3.19(a)             Carol Zhang 1,500 share options
------------------------------------------------------------------------------
 3.19(a)             Frank Lieman Jnr. 600 share options
------------------------------------------------------------------------------
 3.19(a)/            Section VB1 USA 401K Plan Paycheck and Compliance Testing
 3.19(c)(ii)         documentation
------------------------------------------------------------------------------
                     Each letter sets out the conditions applicable to each
                     option
------------------------------------------------------------------------------
 3.19(a)/(c)(ii)     Pay cheques 401K Record Keeping services employees census
                     report
------------------------------------------------------------------------------
 3.19(a)/(c)(ii)     Schedule pay cheques Record Keeping Services actual
                     deferral and contribution percentage tests.
------------------------------------------------------------------------------
 3.19(a)/3.19(c)(v)  VB2 USA Medical/Dental Plans and Section 125 Flexible
                     Benefit Plan
------------------------------------------------------------------------------


------------------------------------------------------------------------------
 3.19(b)         Alan Brown Inc. Consulting Agreement signed by Monte Egeland dated 21st April 2000
------------------------------------------------------------------------------
 3.19(b)         Alan Brown Inc. Consulting Agreement signed by Monte Egeland dated 4th May 2000
------------------------------------------------------------------------------
 3.19(b)         Company Organisation Chart setting out list of employees and positions within the Company
------------------------------------------------------------------------------
 3.19(b)         Copy Service Contract signed by Alastair Froggett dated 29th
                 September 1999
------------------------------------------------------------------------------
 3.19(b)         Copy Service Contract signed by David Jones
------------------------------------------------------------------------------
 3.19(b)         Copy Service Contract signed by Ian Walter
------------------------------------------------------------------------------
 3.19(b)         Copy Service Contract signed by Mike Fitzgerald
------------------------------------------------------------------------------
 3.19(b)         Copy Service Contract signed by Monte Egeland
------------------------------------------------------------------------------
 3.19(b)         COPY ADC Microcellular Systems Employee Handbook dated 21st
                 April 1998
------------------------------------------------------------------------------
 3.19(b)         VA8 List of Employees of entire organisation with salary
                 structure and other compensation benefits relevant at April
                 2000
------------------------------------------------------------------------------

------------------------------------------------------------------------------
 3.22            Schedule ID4 California Sellers' Permit Beijing approval from
                 Municipal Foreign Economic Relations and Trade Commission
------------------------------------------------------------------------------
 3.22            IVA4 900 Mhz 2W and 8W radio transmission equipment Type
                 Approval Certificates with transfer to Microcellular Systems
                 900 and 1800 Network Access Applications
------------------------------------------------------------------------------
 3.22            IVA5 Experimental License for San Diego 900, 1800 and 1900 Mhz
------------------------------------------------------------------------------

                                    PART 3.2(b)

                      CONSENTS AND GOVERNMENTAL AUTHORIZATIONS

Irish Ministry of Enterprise & Employment, under the Mergers and Acquisitions Act of 1978, as amended.

                                    PART 3.2(c)

                             EXCEPTIONS TO NO CONFLICT

                                      PART 3.3

                          FULLY-DILUTED CAPITAL STRUCTURE

The Company owns 20% of Propylon Limited.

                                      PART 3.6

                                ACCOUNTS RECEIVABLE

                                      PART 3.8

                      EXCEPTIONS TO BALANCE SHEET LIABILITIES

                                     PART 3.10

                     EXCEPTIONS TO ORDINARY COURSE OF BUSINESS

                                     PART 3.11

                    LIST OF LEASE AGREEMENTS AND PRINCIPAL TERMS

                                    PART 3.13(b)

                    LIST OF INTELLECTUAL PROPERTY AND ROYALTIES

                                    PART 3.13(c)

                         EXCEPTIONS TO FREE AND CLEAR TITLE

                                    PART 3.15(a)

                       LIST OF CONTRACTS AND PRINCIPAL TERMS

                                    PART 3.15(b)

                      EXCEPTIONS TO EFFECTIVENESS OF CONTRACTS

                                     PART 3.16

                            KEY CUSTOMERS AND SUPPLIERS

                                     PART 3.17

              LIST OF INSURANCE POLICIES, PRINCIPAL TERMS, AND CLAIMS

                                     PART 3.18

                         EXCEPTIONS TO TAX REPRESENTATIONS

                                    PART 3.19(a)

              LIST OF EMPLOYEE BENEFITS PLANS AND SIMILAR OBLIGATIONS

                                    PART 3.19(b)

                      LIST OF ALL EMPLOYEES AND OTHER WORKERS

                                    PART 3.19(d)

                        EXCEPTIONS TO EMPLOYMENT OBLIGATIONS

                                    PART 3.20(b)

                          COLLECTIVE BARGAINING AGREEMENTS

                                     PART 3.21

                       EXCEPTIONS TO ENVIRONMENTAL COMPLIANCE

                                    PART 3.22(a)

                           EXCEPTIONS TO LEGAL COMPLIANCE

                                    PART 3.22(b)

                        LIST OF GOVERNMENTAL AUTHORIZATIONS

                                     PART 3.23

                                    PROCEEDINGS

                                     PART 3.27

                     ADDITIONAL REPRESENTATIONS AND WARRANTIES

PART 3.27


 SPECIFIC WARRANTIES RELATING TO MICROCELLULAR SYSTEMS LIMITED AND MICROCELLULAR
  SYSTEMS IRELAND LIMITED, HEREINAFTER COLLECTIVELY CALLED 'THE COMPANY' WHICH
       EXPRESSION SHALL REFER TO EITHER OR BOTH AS THE CONTEXT SO ADMITS.

The Warranties in this Schedule are the Specific Warranties relating to Microcellular Systems Limited and Microcellular Systems Ireland Limited.

In this Schedule, "Encumbrance" includes any charge, debenture, mortgage, pledge, lien, assignment, hypothecation, security interest, title retention or other security agreement or arrangement.

1.     CAPACITY AND AUTHORITY

       1.1    INCORPORATION AND EXISTENCE

              The Company is a company duly incorporated and validly existing under the laws of Ireland and is duly qualified to do business in the jurisdictions in which the transaction of its business makes such qualification necessary.

       1.2    POWER AND AUTHORITY

              All corporate or personal action required by the Sellers validly and duly to authorise the execution and delivery of, and to exercise all rights and perform their obligations under the Documents has been duly taken and each of the Sellers has the legal right and full power and authority to execute and deliver, and to exercise his or her rights and perform his or her obligations under the Documents.

              The Company has the legal right and full power and authority to carry on its business and activities as currently being carried on.

       1.3    BINDING AGREEMENTS

              All Documents issued, entered into or executed, or to be issued, entered into or executed, by the Sellers will, when executed, constitute valid and binding agreements of the relevant Seller(s), enforceable in accordance with their respective terms.


2.     INFORMATION AND THE SELLERS

       2.1    THE AGREEMENT AND THE SCHEDULES

              All information set out in this Agreement and in the Schedules is true, complete and accurate.

       2.2    THE SELLERS

              (a) No liability has been incurred, directly or indirectly, by the Company to any Seller or to any officer of the Company (or any person connected with it) or by any Seller (or other such person) to the Company.

              (b) There is not outstanding, and there has not at any time during the last three years been outstanding, any arrangement to which the Company is a party and in which any officer or any person connected with any of them is or has been interested, whether directly or indirectly.

              (c) No Seller nor any person connected with any Seller has any interest, directly or indirectly, in any business, firm or company which has a close trading relationship with or is in competition with the Company.

              (d) The Company has not made any gift of any kind to any Seller or to any person connected with any Seller or sold any property to any Seller or any such person at a price which is less than the market value thereof other than in arms and length.

3.     SHARES, SUBSIDIARIES, CONSTITUTION, REGISTERS, RETURNS, RECORDS

       3.1    THE SHARES

              (a) The Sellers are the sole legal and beneficial owners of the Shares. The registers of members of the Company contains complete and accurate records of its members from time to time and all issues and transfers of shares in the capital of the Company have been registered in accordance with the articles of association of the Company from time to time in force, all such transfers being duly stamped prior to registration.

              (b) The Shares comprise the whole of the allotted and issued share capital of the Company. There are no shares issued or allotted in the Company which are not legally and beneficially owned by the Sellers or the Company.

              (c) There is no Encumbrance, nor is there any agreement, arrangement or obligation to create or give any Encumbrance, on, over or affecting any of the shares or unissued shares of the Company and no claim has been made by any person (including the Company) to be entitled to any Encumbrance.

              (d)    Save as provided in this Agreement:

                     (i) there is no agreement, arrangement or obligation in force which calls for the present or future allotment, issue or transfer of, or the grant to any person of the right (whether conditional or otherwise) to call for the allotment, issue or transfer of, any share or loan capital of the Company (including, without limitation, any option or right of pre-emption or conversion in the Company); and

                     (ii) no share or loan capital has been created, allotted, issued, acquired, repaid or redeemed, or agreed to be created, allotted, issued, acquired, repaid or redeemed, by the Company since the April 30, 2000 balance sheet.

                     All rights and interests of every kind existing in respect of the Shares and the Retained Shares are valid and enforceable by action or legal proceeding or otherwise.

              (e)    SUBSIDIARIES, ASSOCIATES AND BRANCHES

                     The Company does not have any subsidiary or subsidiary undertaking, other than Microcellular Systems USA and Microcellular Systems, Ltd. (U.K.).

       3.2    CONSTITUTION, REGISTERS, RETURNS, RECORDS

              (a) The copies of the memorandum and articles of association of the Company already made available to the Purchaser are accurate copies of those documents in force on the date of the Agreement and have annexed thereto or incorporated therein a copy of every resolution or agreement to which section 143 of the Companies Act, 1963 applies and all the terms, particulars, resolutions and other documents required to be delivered by the Company to the Registrar of Companies in Ireland have been duly delivered to the Registrar and all appropriate fees in connection therewith duly paid and discharged.

              (b) All registers, minute books and other statutory books required to be kept by the Company pursuant to the Companies Acts, 1963 to 1990 have been properly kept, contain a true, complete and accurate record of the matters with which they should deal and no notice or allegation has been received that any of them is incorrect or should be rectified.

              (c) All returns, particulars, resolutions and other documents required to be delivered by the Company to the Register of Companies or any governmental or other authorities have been properly and correctly prepared and so delivered.

              (d) There is no power of attorney given by the Company in force and no outstanding authority by which any person may enter into any agreement, arrangement or obligation to do anything on behalf of the Company (other than any authority of its employees and directors to enter into agreements in the ordinary and usual course of their duties).

              (e) The Company has maintained proper records of its activities including all requisite books of account (reflecting in accordance with generally accepted accounting practices all the financial transactions of the company or to which it has been a party) minute books registers and records all of which are up to date complete and accurate in all respects and these and all other deeds and documents (properly stamped where necessary) belonging to the Company and its seal are in the possession of the Company.

              (f) The Company does not have any of its records, systems, controls, data or information recorded, stored maintained, operated or otherwise dependent upon or held by any means (including any electronic mechanical or photographic process whether computerised or not) which (including all means of access thereto and therefrom and use thereof) are not under the exclusive ownership and direct control of the Company, and there has been no breach of any service or maintenance contract relevant to any such electronic, mechanical or photographic process or equipment whereby any person or body providing services or maintenance thereunder may have the right to terminate such service or maintenance contract.

              (g) The Company has not received any notices from the Data Protection Commissioner.

              (h) There has been no breach of any service or maintenance contract relevant to any such electronic, mechanical or photographic process or equipment of or used by the Company whereby any person or body providing services or maintenance thereunder may have the right to terminate such service or maintenance contract.

4.     ACCOUNTS

       4.1    GENERAL

              (a) The Accounts have been prepared in accordance with the laws of Ireland, on a proper and consistent basis and in accordance with the

                     Companies Acts, 1963 to 1990 and the European Communities (Companies: Group Accounts) Regulations, 1992 and with generally accepted accounting standards, principles and practices in Ireland and in accordance with all applicable Statements of Standard Accounting Practice, and all applicable Financial Reporting Standards issued by the Accounting Standards Board and have been audited in accordance with all applicable Auditing Standards, Auditing Guidelines and other pronouncements issued or made from time to time by the Auditing Practices Committee or the Auditing Practices Board.

              (b) No change in accounting policies has been made in preparing the accounts of the Company for each of the financial periods of the Company ended on the July 31, 1998 and July 31, 1999 balance sheets, except as stated in the audited balance sheets and profit and loss accounts for these periods.

              (c) The Accounts show a true and fair view of the assets, liabilities (including contingent liabilities), commitments and financial position and the state of affairs of the Company as at the April 30, 2000 and of the results and cashflows of the Company for the financial period ending on the April 30, 2000.

       4.2    PROVISION FOR DEBTS AND LIABILITIES

              Full disclosure of and full provisions for bad and doubtful debts and all liabilities (whether actual, contingent or otherwise) and all material financial commitments in existence at the July 31, 1998, July 31, 1999, April 30, 2000 balance sheets have been made in the Accounts.

       4.3    EXTRAORDINARY AND EXCEPTIONAL ITEMS

              The results shown by the audited profit and loss accounts of the Company for each of the financial periods of the Company ended on the July 31, 1998 and July 31, 1999 balance sheets have not (save as disclosed in those accounts) been affected by any extraordinary or exceptional item or by any other circumstances rendering the profits or losses for all or any of the periods covered by those accounts unusually high or low.

       4.4    PROVISION FOR TAXATION

              The Accounts provide in full for all taxation liable to be assessed on the Company, or for which it is or may become accountable, in respect of any period beginning on or before the July 31, 1998, July 31, 1999, and April 30, 2000 balance sheets and whether or not the Company has or may have any right of reimbursement against any other person and the Accounts provide or note in full for any contingent or deferred liability to taxation for any such period.

       4.5    VALUATION OF STOCKS, LONG TERM CONTRACT BALANCES AND
              WORK-IN-PROGRESS

              In the Accounts:

              (a) Stocks were valued in the same manner adopted in the five preceding accounting periods and on the basis of the lower of cost and net realisable value [(as defined in clause 6.1)];

              (b) all redundant and obsolete Stocks were wholly written off and all slow moving and damaged Stocks were written down appropriately and the value of the remaining Stock included in the relevant balance sheets did not exceed the lower of cost and net realisable value as at the April 30, 2000 balance sheet; and

              (c) the value of the work-in-progress shown in the Accounts properly reflects only the direct costs incurred by the Company.

       4.6    DEPRECIATION

              (a) The bases and rules of depreciation and amortisation adopted in the Accounts were the same as those adopted in the audited accounts of the Company for the five previous accounting periods.

              (b) The Accounts make adequate provision to depreciation and amortisation of fixed assets of the Company to the period ended on the April 30, 2000 balance sheet were sufficient to ensure (on the basis of proper maintenance of the assets during their useful life) that each of the fixed assets of the Company would be written down to residual value by the end of its useful life.

       4.7    GAINS AND BALANCING CHARGES

              Except as disclosed by the Accounts and save insofar as full provision is made therein for taxation in respect of any chargeable gains or balancing charges which would arise or accrue in respect of any such asset or machinery and plant on disposal thereof at the values at which they are included, no asset is included in the Accounts at such value that if it were obtained in the disposal or deemed disposal of the asset a chargeable gain or balancing charge would arise or accrue.

       4.8    BOOK DEBTS

              Excluding the bad and doubtful debts for which full and adequate provision was made in the Accounts, the book debts of the Company on Completion will be good for the full face value thereof and, subject to the exercise of due diligence by the Company, will be paid in the ordinary course of business within twelve calendar months after the Completion Date.

       4.9    BOOKS AND FINANCIAL RECORDS

              All the accounting books and records of the Company are in its possession or under its control, are fully and accurately completed in accordance with all applicable legal requirements and are up-to-date.

       4.10   MANAGEMENT ACCOUNTS

              All management accounts of the Company since the April 30, 2000 balance sheet have been prepared with due care and attention and have been prepared on a basis consistent with that adopted and on the same assumptions as those made in preparing previous management accounts of the Company for the preceding five financial years and show a reasonably accurate view of the state of affairs and profit or loss of the Company as at and for the period in respect of which they have been prepared.

        4.11  NET ASSETS

              The net assets of the Company, as shown in the Accounts, are not less than its liabilities as at the Completion Date.

5.     BUSINESS SINCE APRIL 30, 2000 BALANCE SHEET

       5.1    GENERAL

              (a)    Since the Last Accounting Date:

                     (i) the business and activities of the Company have been carried on in the ordinary and usual course without interruption, in the same manner (including, without limitation, nature and scope) as in the year ended on the audited July 31, 1998 Microcellular Systems Ltd. (U.K.) balance sheet and so as to maintain the business of the Company as a going concern;

                     (ii) there has been no adverse change in the financial or trading position of the Company or the Company as a whole; and

                     (iii) no individual changes in excess of 10% have occurred in any of the assets and liabilities shown in the Accounts and there has been no material reduction in the value of the net tangible assets of the Company on the basis of the valuations adopted for the purposes of the Accounts; and

              (b) the business, profitability or prospects of the Company have not been adversely affected by any factor not affecting similar businesses to a like extent and there are no factors which are likely to have such an effect.

               (c) no unusual increases or decreases in Stocks or trading which might affect the After Tax Profits figure.

       5.2    SPECIFIC

              Since the Last Accounting Date:

              (a) The Company has not disposed of any asset (including, without limitation, trading stock) or supplied any service or business facility of any kind (including, without limitation, a loan of money or the letting, hiring or licensing of any property whether tangible or intangible) in circumstances where the consideration actually received or receivable or the disposal or the supply, as the case may be, was less than the consideration which would be deemed to have been received for the purposes of taxation;

              (b) The Company has not, other than in the ordinary and usual course of its business:

                     (i) acquired or disposed of, or agreed to acquire or dispose of, any material asset; or

                     (ii) assumed or incurred, or agreed to assume or incur, any material liability, expenditure or obligation;

                     (iii) the Company has not factored, sold or agreed to sell, any of its debts;

                     (iv) the Company has not made, or agreed to make, any capital expenditure or incurred, or agreed to incur, any commitments involving capital expenditure;

                     (v) the business of the company has not been materially and adversely affected by the termination, or any change in the terms, of any important agreement or by the loss of any customer or source of supply or by any abnormal factor not affecting similar businesses to a like extent;

                     (vi) no dividend or distribution (including, without limitation, any distribution within the meaning of the Corporation Tax Act 1976) has been declared, paid or made by the Company except as provided in its Accounts;

                     (vii) save in the ordinary course of business no payment has been made by the Company which will not be deductible for corporation tax purposes either in computing the profits of the Company or in computing the corporation tax chargeable on the Company;

                     (viii) the Company has not changed its accounting reference period;

                     (ix) no resolution of the Company in general meeting has been passed (other than any resolution constituting ordinary business conducted at an annual general meeting);

                     (x) the Company has not borrowed or lent any money or increased by an amount any secured liability or (except in the ordinary course of its trading and for full value) disposed of any assets or incurred or entered into any other liability, transaction or contract of a financial nature;

                     (xi) the Company has not issued or repaid or agreed to issue or repay or to the registration of any transfer of any share or loan capital or granted any option in relation thereto;

                     (xii) the Company has not created, extended, granted or issued or agreed to create, extend, grant or issue any lease, tenancy, licence, mortgage, charge, lien, encumbrance, option, debenture or other security;

                     (xiii) the Company has not made any unusual augmentation in stock nor written up any fixed assets or stock;

                     (xiv)  the Company has not written off any debts;

                     (xv) the Company has not done or omitted to do anything which would entitle any third party to terminate any contract or any benefit enjoyed by the Company or call in any money before the normal due date thereof;

                     (xvi) the Company has not passed any resolution by its members in general meeting or made any alteration to the provisions of its memorandum of association or articles of association;

              (c) the Company has not disposed of any assets of a capital nature other than in the normal and ordinary course of business; and

              (d) the Company has not changed or agreed to change the terms of employment or engagement of any officer or employee of the

                     Company who was on the 30th of April 2000 entitled to remuneration at a rate in excess of L5,000 per annum (or where employment commenced subsequent to the 30th of April 2000 was so entitled on the date of appointment);

6.     ASSETS

       6.1    TITLE, CONDITION AND SUFFICIENCY OF ASSETS

              (a) All assets included in the Accounts or acquired by the Company since the 30th of April 2000 (other than trading stock subsequently disposed of in the ordinary and usual course of business) and all material assets used by the Company or which are in the reputed ownership of the Company are:-

                     (i) legally and beneficially owned by the Company free from any Encumbrance and the Company has good title thereto and all such assets are free from any hire purchase, credit, sale or rental agreement, lien, option, mortgage, charge, lease, tenancy, licence, covenant, condition, agreement or other encumbrance whether relating to the asset itself or the use thereof or the business carried on at the Properties;

                     (ii) where capable of possession, are in the possession or under the control of the Company free from any agreement letting the same on hire (other than in the normal course of the business of the Company and in accordance with terms already disclosed to the Purchaser) or by hire purchase or for sale on deferred terms;

                     (iii) comprise all the assets, property and rights which the Company uses for the purpose of or in connection with its business;

              (b) The plant, machinery, vehicles and all other equipment, Stock-in-Trade, furniture, fixtures and fittings used in connection with the business of the Company.

                     (i) is in good repair and condition and in satisfactory working order, and has been regularly and properly maintained;

                     (ii) is operating (or is capable of operating) safely and without danger to any person, property or the environment and in accordance with all relevant licences, regulations and permits governing its use;

                     (iii) is not surplus to requirements and is in the possession and control of the Company and is not expected to require replacements or additions within a period of 24 months after the Completion Date;

                     (iv) is capable and will (subject to normal wear and tear) remain capable throughout the respective periods of time during which it is written down to nil value in the accounts of the Company of doing the work for which it was designed or purchased;

                     (v) comply and have complied in all material respects with all statutes and regulations applicable thereto; and

                     (vi) is not dangerous, inefficient, unsuitable or in need of removal or replacement;

              (c) Maintenance contracts are in full force and effect in respect of all assets of the Company which it is normal or prudent to have maintained by independent or specialist contractors.

              (d) The assets owned or leased by the Company and the facilities and services to which it has a contractual right comprise all the assets, facilities and services necessary or convenient for the carrying on of the business of the Company in the manner in which it is presently conducted.

       6.2    HIRE PURCHASE AND LEASED ASSETS

              The Company is not a party to, nor has it any material liability under, any lease or hire, hire purchase, credit sale or conditional sale agreement.

       6.3    STOCKS

              (a) The level of Stocks of the Company is reasonable having regard to current and anticipated demand.

              (b) The Company's Stock is in good condition and is capable of being sold by the Company in the ordinary course of its business in accordance with its current price list without rebate or allowance to its customers and is adequate (and not excessive) in relation to the current trading requirements of its business.

7.     TERMS OF TRADE AND BUSINESS

       7.1    CREDITORS

              The Company has paid all its creditors (including trade creditors) in the normal course. No debt owing by the Company is unpaid as at its due date.

       7.2    COMPUTER RECORDS

              None of the records, systems, data or information of the Company are recorded, stored, maintained, operated or otherwise wholly or partly dependent on or held or accessible by any means (including, without limitation, any electronic, mechanical or photographic process whether computerised or not) which are not under the exclusive ownership and direct control of the Company.

8.     EMPLOYEES

       8.1    GENERAL

              (a) There is not in existence any service agreement or employment contract with any officer or employee of the Company nor any contracts for services nor any consultancy agreements with the Company.

              (b) There is not in existence any service agreement with any officer or employee of the Company which cannot be terminated by three months' notice or less without giving rise to any claim for damages or compensation (other than a statutory redundancy payment or statutory compensation for unfair dismissal) and the Company has not received notice of resignation from any key employees and there are no commitments or undertakings to any such persons other than as set forth in formal written agreements or contracts already disclosed in writing to the Purchaser.

              (c)    Full particulars are contained in the Schedule [        ]:

                     (i) the total number of employees (including officers, consultants, part time employees and agency employees) of the Company including those who are on maternity leave or absent on the grounds of disability or other long term leave of absence, and have or may have a statutory or contractual right to return to work with the Company; and

                     (ii) the names of all employees (including officers, consultants, part time employees and agency employees) of the Company, such names being set out in a list for the Company, such list being split between permanent employees, part-time employees and agency employees and having the following headings and setting out the relevant details on each such employee under such headings:-

                            (1)    employee names and addresses;
                            (2) salaries/wages and other benefits of any kind;

                            (3)    dates of birth/age;
                            (4)    dates of commencement of employment;
                            (5)    number of years continuous employment
                                   (including previous employment where
                                   relevant);
                            (6) participation in benefit schemes (eg VHI, pension scheme, share scheme etc);
                            (7)    notice entitlements;
                            (8)    grades/positions;
                            (9)    holiday entitlement;
                            (10)   any other relevant terms;

                            and where any employee is continuously absent from work for a period in excess of one month, the reason for the absence.

              (d) The basis of the remuneration payable to the officers or employees of the company is the same as that in force at the 30th of April 2000 and the Company is not obliged to increase nor has it made any provision to increase the aggregate annual remuneration payable to the officers and employees by more than five per cent.

              (e) There are no amounts owing to any present or former officers or employees of the Company other than remuneration accrued due or for disbursement of business expenses details of which are contained in the Schedules.

              (f) There is no agreement or arrangement between the Company and any officer or employee or former employee with respect to his employment, his ceasing to be employed or his retirement which is not included in the written terms of his employment or previous employment (as the case may be).

              (g) The Company has maintained current and adequate records regarding the service of each of its officers and employees (including, without limitation, details of terms of employment, payments of statutory sick pay, statutory maternity pay, disciplinary and health and safety matters, income tax and social security contribution) and termination of employment.

              (h) No officer or employee of the Company has given or received notice terminating his or her employment.

              (i) No employee or officer of the Company is assigned or employed wholly or mainly outside of Ireland.

              (j) No past employee has a right of return to work or has or may have a right to be reinstated or re-engaged.

              (k)    On or prior to Completion:

                     (i) all pay related social insurance contributions (both employer's and employees') due and payable by the Company will have been duly paid;

                     (ii) all amounts due to the Revenue Commissioners in respect of deductions which have been made or which should have been made by the Company in accordance with PAYE regulations from time to time in force have been deducted so that the Company will not have any liability in respect thereof;

                     (iii) all certificates relating to matters referred to in this paragraph which by law are required to be given by employers to employees (as defined) have been given to all employees of the Company and are true and accurate in all material respects.

              (l) There are no schemes in operation by or in relation to the Company whereunder any employee of the Company or any other person whatsoever is entitled to a commission remuneration bonus or other payment of any sort calculated by reference to the whole or any part of the turnover profits or sales of the Company.

              (m) Every employee of the Company who should have been treated as employed for tax purposes has been so treated.

              (n)    The Company has not incurred any liability:

                     (i) for breach or termination or variation of any service agreement with any of its officers or employees including, without limitation, redundancy payments, protective awards, compensation for wrongful dismissal or unfair dismissal or failure to comply with any order for the reinstatement or re-engagement of any officer or employee; and

                     (ii) for breach or termination of any consultancy agreement.

       8.2    PAYMENTS ON TERMINATION

              Except as disclosed in the Accounts:

              (a) no liability has been incurred by the Company for breach or termination of any service agreement with any of its employees including, without limitation, redundancy payments, protective awards, compensation for wrongful dismissal or unfair dismissal or failure to comply with any order for the reinstatement or re-engagement of any employee;

              (b) no liability has been incurred by the Company for breach or termination of any consultancy agreement or other contract for services; and

              (c) the Company has not made or agreed to make any payment or provided or agreed to provide any material benefit to any present or former director or employee of the Company or any dependant of any present or former director or employee in connection with the actual or proposed termination or suspension of employment or variation of any service agreement of any present of former director or employee.

       8.3    NON-ALLOWABLE PAYMENTS

              The Company has not made, nor has it agreed to make any payment to or provided or agreed to provide any benefit for any present or former director or employee which is not allowable as a deduction for the purposes of Taxation.

       8.4    LIABILITIES FOR EMPLOYEES

              The Company is not liable to pay any industrial training levy nor has it outstanding any undischarged liability to pay to any governmental or regulatory authority in any jurisdiction any contribution, Taxation or other impost arising in connection with the employment or engagement of employees or directors by it.

       8.5    CLAIMS BY EMPLOYEES

              There are no claims pending or threatened against any of the Company;

              (a) by an employee or workman or third party, in respect of an accident or injury which is not fully covered by insurance; or

              (b) by an employee or director in relation to his terms and conditions of employment or appointment.

       8.6    COMPLIANCE WITH STATUTES

              The Company has in relation to each of its officers and employees (and, so far as relevant, to each of its former officers and employees) complied in all material respect with:

              (a) all obligations imposed by it by Article 119 of the Treaty of Rome and all statutes, regulations and codes of conduct and practice relevant to the relations between it and its employees or any trade union, and has maintained current, adequate and suitable records regarding the service of each of its employees;

              (b) all collective agreements, customs and practices for the time being dealing with such relations or the conditions of service of its employees;

              (c) all relevant orders and awards made under any relevant statute, regulation or code of conduct or practice affecting the conditions of service of its employees;

              (d) all obligations imposed by the European Communities (Safeguarding of Employees' Rights on the Transfer of Undertakings) Regulations, 1980 in relation to any sale, purchase or other transfer coming within the terms of those Regulations; and

              (e) all obligations imposed by the Safety, Health and Welfare at Work Act, 1989.

       8.7    INDUSTRIAL DISPUTES AND NEGOTIATIONS

              The Company is not involved in any industrial or trade dispute or any dispute or negotiation regarding a claim of material importance with any trade union or association of trade unions or organisation or body of employees, and no facts or circumstances exist which might lead to any such dispute and during the past two calendar years the Company has not had a strike or lockout or any other labour dispute which has materially disrupted its business.

       8.8    REDUNDANCIES AND TRANSFER OF BUSINESS

              Within the period of one year ending on the date of this Agreement, the Company has not:

              (a) given notice of any redundancies to its employees and/or the Minister for Enterprise and Employment or started consultations in respect of redundancies with any trade union; and

              (b) been a party to any relevant transfer within the scope of the European Communities (Safeguarding of Employees' Rights on Transfer of Undertakings) Regulations, 1980 nor has the Company failed to comply with any duty to inform and consult any trade union under those Regulations.

       8.9    TRADE UNIONS

              Full and complete details of all recognised trade unions and all collective bargaining or procedural or other agreements or arrangements in existence relating or relevant to any of the employees of the Company and of the current state of any negotiations with any trade union staff association or other organisation formed for a similar purpose which might affect the terms and conditions of employment of any employees are set out in the Schedules.

       8.10   INCENTIVE SCHEMES

              The Company has not in existence nor is it proposing to introduce any share incentive, share option, profit sharing, bonus or other incentive, scheme for any of its consultants, officers or employees.

       8.11   TRAINING

              There is no training scheme, arrangement or proposal in existence at the date of this Agreement in relation to the Company.

90     FINANCING/LIABILITIES

       9.1    INDEBTEDNESS

              Except as disclosed in the Schedules, the Company has not outstanding nor has it agreed to create or incur any loan capital, borrowing or indebtedness in the nature of borrowing, including, without limitation, any bank overdrafts, liabilities under acceptances or acceptance credits.

       9.2    GUARANTEES AND INDEMNITIES

              (a) The Company is not a party to or has it any material liability (including, without limitation, any contingent liability) under any guarantee, indemnity, bond, facility or other agreement to secure, or otherwise incur financial or other obligations with respect to, an obligation of a third party.

              (b) None of the loan capital, borrowings or indebtedness in the nature of borrowing of the Company is dependent on the guarantee or indemnity of, or any security provided by, any third party (including the Company).

       9.3    EVENTS OF DEFAULT

              No event has occurred or been alleged which:

              (a) constitutes an event of default (howsoever described), or otherwise gives rise to an obligation to repay under any agreement relating to borrowing or indebtedness in the nature of borrowing, or which would lead to any Encumbrance constituted or created in connection with any borrowing or indebtedness in the nature of borrowing, guarantee or indemnity, or which would lead to any other obligation of the Company, becoming enforceable;

              (b) would constitute such an event of default or would lead to such security or obligation becoming enforceable with the giving of notice or lapse of time or both; or

              (c) would, or would be likely to, give rise to an obligation for the Company to repay any monetary compensatory amounts, export refunds, intervention payments or other like subsidies.

       9.4    GRANTS

              (a) the Company is not under any liability to repay any investment or other grant or subsidy made to it by any body; no circumstances have arisen in which any such body would or might be entitled to require repayment of, or refuse an application by the company for, any such grant or subsidy either in whole or in part and neither the execution nor performance of this Agreement will constitute such circumstances.

              (b) Full particulars of all agreements, claims, leases and other arrangements between the Company and any other grant body are set out in the Schedule [ ].

       9.5    CONTINUED AVAILABILITY OF FACILITIES

              (a) The Schedules contain full and accurate details of all debentures, acceptance credits, overdrafts, loan or other financial facilities outstanding or available to the Company (together the "FACILITIES") and there are attached to it accurate and complete copies of all documents relating to the Facilities.

              (b) There has been no contravention of or non-compliance with any of the provisions of such documents.

              (c) No steps for early repayment of any indebtedness of the Company has been taken or threatened.

              (d) No circumstances have occurred or exist whereby the continuation of any of the Facilities might be prejudiced or which may give rise to any alteration in the terms and conditions of any of the Facilities.

              (e) None of the Facilities is dependent on a guarantee or indemnity of or any security provided by a third party (including of the Company).

              (f) None of the Facilities may be terminated or mature prior to its stated date of maturity as a result of the acquisition of the Shares and/or the Retained Shares by the Purchaser or any other thing contemplated by the Documents.

100    INSOLVENCY

       10.1   NO ORDER

              No order has been made or petition presented or resolution passed for the winding up or dissolution of the Company or for the appointment of a liquidator or examiner to the Company.

       10.2   NO RECEIVER

              No receiver has been appointed by any person of the whole or any part of the business or assets of the Company.

       10.3   NOT INSOLVENT

              The Company is not insolvent or unable to pay its debts.

       10.4   PAYMENT OF DEBTS

              The Company has not stopped paying its debts as they fall due.

       10.5   NO DISTRESS ETC

              No distress, execution or other process has been levied in respect of any of the assets of the Company.

       10.6   COMPOSITION OR SCHEMES ETC:

              No composition in satisfaction of the debts of any of the Company, or scheme of arrangement of its affairs, or compromise or arrangement between it and its creditors or members or any class of its creditors or members, has been proposed, sanctioned or approved.

       10.7   CRYSTALLISATION OF CHARGES

              No event has occurred causing, or which upon intervention or notice by any third party may cause, any floating charge created by any of the Company to crystallise or any charge created by it to become enforceable, nor has any such crystallisation occurred or is such enforcement in process.


       10.8   RIGHTS OF THIRD PARTIES

              In relation to any property or assets held by each of the Company under any hire purchase, conditional sale, chattel leasing or retention of title agreement or otherwise belonging to a third party, no event has occurred which entitles, or which upon intervention or notice by the third party may entitle, the third party to repossess the property or assets concerning or terminate the agreement or any licence in respect of the same.

110    COMPETITION AND ANTI-TRUST

       11.1   GENERAL

              There is not in existence in connection with the business of the Company any agreement arrangement or practice which infringes or which has or should have been registered under the Restrictive Practices Act, 1972 to 1987 (as amended) or which infringes or which has or should have been notified to the Minister for Enterprise and Employment, the Competition Authority and/or European Commission under the Mergers, Takeovers and Monopolies (Control) Act, 1978 (as amended), the Competition Act, 1991 and/or Articles 85 or 86 of the Treaty of Rome (or any regulations or directive made thereunder).

       11.2   UNDERTAKINGS, ORDERS AND INVESTIGATIONS

              (a) The Company has not given any undertaking or written assurance (whether legally binding or not) to any governmental authority or any authority of the European Communities under the Treaty of Rome or any other statute or legal instrument of Ireland or any other country and the Company is not affected by any order or regulations made by the Competition Authority or by any decision made by the Commission of the European Communities.

              (b) The Company has not received any process notice or communication formal or informal by or on behalf of the Ombudsman, the Director of Consumer Affairs, the Competition Authority or the European Commission or any other authority of any country or any political or administrative sub-division thereof having jurisdiction in anti-trust or consumer protection matters in relation to any aspect of its business or any agreement arrangement or practice to which it is or is alleged to be a party, nor is or has the Company been subject to any investigation, report or decision by any of the above mentioned persons.

       11.3   COMPETITION ACT

              (a) The Company is not nor has it been a party to, or engaged in, any agreement, arrangement, decision, concerted practice or activity which is prohibited by Section 4(1) of the Competition Act, 1991 (the "Competition Act").

              (b) The Company has not made any notification to the Competition Authority requesting a licence pursuant to
                     Section 4(2) of the Competition Act or a certificate pursuant to Section 4(4) of the Competition Act.

              (c) The Company has not committed, contrary to Section 5 of the Competition Act, any abuse, either alone or jointly with any other undertaking, of a dominant position within the State or a substantial part of the State.

              (d) An authorised officer appointed pursuant to Section 20 of the Competition Act has not entered and inspected any premises at or vehicles in or by means of which the Company carries on business nor required the Company nor any person employed in connection with the Business to produce any books, documents or records and has not inspected, copied or taken extracts from any such books, documents and records nor required the Company nor any person to provide any information in regard to entries in such books, documents and records or in regard to the Company or its business or in regard to the persons employed in connection therewith.

              (e)    No petition has been presented by a person pursuant to
                     Section 6(1) of the Competition Act for an injunction or declaration or damages including exemplary damages in relation to any agreement decision, concerted practice or action in which the Company is or has been involved nor has any such injunction or declaration or damages been granted.

              (f)    No petition has been presented by the Minister pursuant to
                     Section 6(4) of the Competition Act for an injunction or declaration in relation to any agreement, decision, concerted practice or action in which the Company is or has been involved nor has any such injunction or declaration been granted.

              (g) No investigation has been carried out by the Competition Authority pursuant to Section 14 of the Competition Act as to whether, in the opinion of the Authority, the Company is in a dominant position and, if it is, whether the dominant position is being abused and the Minister has not made an order pursuant to Section 14(3) of the Competition Act either (a) prohibiting the continuance of a dominant enjoyed by the Company except on conditions specified in the order or (b) requiring the adjustment of the dominant position.

              11.4   MERGERS ACT

              (a) Save in respect of the present transaction no order has been made under the Mergers, Take-Overs and Monopolies (Control) Act 1978 to 1996 (the "MERGERS ACT") which directly or indirectly affects the business of the Company.

              (b) In relation to every merger or take-over in which the Company was involved prior to the date of this Agreement and to which the Mergers Act applied, the Minister has issued a statement in writing prior to completion of the merger or take-over concerned stating that he had decided not to make an order under Section 9 of the Mergers Act in relation to the proposed merger or takeover.

              (c) The Minister has not referred any proposed merger or take-over in which the Company is involved and to which the Mergers Act applies to the Competition Authority for investigation pursuant to Section 7(b) of the Mergers Act.

              (d) The Company has not been the object of a report of the Competition Authority under Section 8(1) of the Mergers Act stating whether, in the opinion of the Authority, a proposed merger or takeover would be likely to prevent or restrict competition or restrain trade in any goods or services and would be likely to operate against the common good.

              (e) Since 3rd July, 1978 the Company has not been a party to any transaction notifiable pursuant to section 5 of the Mergers Act.

       11.5   CONCENTRATIONS WITH A COMMUNITY DIMENSION

              The Company is not nor has it been involved prior to or at the date of this Agreement in any arrangement or transaction or agreement which is or was a concentration with a community dimension within the meaning of Council Regulation (EEC) No. 4064/89 of 21 December 1989 on the control of concentrations between undertakings (the "Merger Control Regulation") and the Company is not nor has it been involved prior to or at the date of this Agreement in any arrangement or transaction or agreement which at the request of a Member State has been the subject of findings or decisions of the Commission of the European Communities pursuant to Article 22 of the Merger Control Regulation.

120    PENSIONS AND OTHER BENEFITS

       12.1   DEFINITIONS

              For the purposes of the Warranties in this paragraph 16:

              "APPROVED" means approved by the Revenue Commissioners for the purposes of Chapter II of Part I of the Finance Act 1972 and reference to "Approval" shall be construed accordingly;

              "DEFINED CONTRIBUTION SCHEME" means a scheme under which the amount of the benefits other than some or all of the benefits payable on death before becoming a pensioner, payable to or in respect of a member of the scheme is calculated by reference to the contributions made to the scheme by and in respect of the member;

              "DISCLOSED SCHEME" means [insert name of Sellers' Scheme] and any other agreement, arrangement, custom or practice of the Company in operation for the payment of or contribution towards any pensions, allowances, lump sums or other like benefits on retirement, death, termination of employment (whether voluntary or not) or during periods of sickness or disablement, for the benefit of any Employee or for the benefit of the dependants of any Employee which has been disclosed in the Schedules;

              "EMPLOYEE" means any officer, former officer, employee, former employee, consultant or former consultant of the Company.

       12.2   GENERAL

              (a) Except for the Disclosed Scheme, there are not in existence (nor has any proposal been announced to establish) any retirement, death, disability or other benefit schemes for Employees or any dependant of any of them, nor are there any obligations to, or in respect of, Employees or any dependant of any of them with regard to retirement, death or disability pursuant to which the Company is or may become liable to make payments, and no pension, retirement or sickness gratuity is currently being paid or has been promised by either of the Company to or in respect of any former officer of former employee or any dependent of it.

              (b)    The Disclosed Scheme is:

                     (i) an exempt Approved scheme and there is no reason why the said exempt Approved status might be withdrawn or cancelled;

                     (ii)   a Defined Contribution Scheme.

       12.3   INFORMATION RE THE DISCLOSED SCHEME

              (a) Full details of each Disclosed Scheme have been given to the Purchaser in the form of:

                     (i) copies of all trust deeds, agreements, deeds, rules and other material documents constituting and governing or relating to the Disclosed Scheme including, without limitation, agreements between the Company and any Employee relating to the provision of any of the benefits referred to in paragraph 14.2; and such documents are up-to-date and satisfactory to ensure continued treatment of the Schemes as exempt approved schemes as aforesaid

                     (ii) copies of all explanatory booklets, announcements and other communications to Employees relating to the Disclosed Scheme, including (without limitation) true and complete copies or particulars of each deed, document, resolution, action, practice or other matter which in relation to the Disclosed Scheme confers or describes any improvements or other amendments to actual, prospective or contingent right to benefits thereunder, whether or not yet incorporated into the documentation of the Disclosed Scheme;

                     (iii) in the case of a Disclosed Scheme in relation to which the trustees or managers are required to obtain audited accounts, a copy of the audited accounts of the Disclosed Scheme for the last scheme year;

                     (iv) copies of all policies effected with and agreements with any insurance company for the purposes of the Disclosed Scheme;

                     (v) a list of the employees who are members of the Disclosed Scheme with all particulars of them relevant to their membership of the Disclosed Scheme and necessary to establish their entitlements to benefits; and

                     (vi) a copy of any agreement with any person providing services of any nature in connection with the Disclosed Scheme including, without limitation, investment management or advisory services, administration and data processing services.

                     (vii) a copy of the latest actuarial valuation of the Disclosed Scheme together with notification if the actuary who signed those valuations is not the present actuary to the relevant Disclosed Scheme.

              (b) No discretion or power has been exercised under any Disclosed Scheme in respect of any Employee to:

                     (i)    augment benefits;

                     (ii) admit to membership any Employee who would not otherwise have been eligible for admission to membership;

                     (iii) admit to membership any Employee on terms which provided for or envisaged the payment of a transfer value or a transfer of assets from another scheme to the Disclosed Scheme in a case in which the payment or transfer has not been made or has not been made in full;

                     (iv) provide a benefit which would not otherwise be provided; or

                     (v) pay a contribution which would not otherwise have been paid.

              (c) All benefits (other than refunds of contributions) payable under each Disclosed Scheme on the death of a member of the Disclosed Scheme or during periods of sickness or disability of the member are at the date of this Agreement fully insured under a policy effected with an insurance company of good repute and each member has been covered for such insurance by such insurance company at its normal rates and on its normal terms for persons in good health and all insurance premiums payable have been paid.

              (d) No plan, proposal or intention to amend, discontinue in whole or in part or exercise any discretion in relation to any Disclosed Scheme has been communicated to any member of the Disclosed Scheme.

              (e) Each Employee who has been admitted to or promised admission to membership of any Disclosed Scheme has been admitted or promised admission on terms which are consistent with the continuous treatment of the Disclosed Scheme as Approved and the substance of the terms of the admission or promised admission have been communicated to the Employee.

              (f) The trustees of each Disclosed Schemes have legal title to all the assets of the Disclosed Scheme and there are no Encumbrances over any of the assets of the Disclosed Scheme.

              (g) No person holds as an asset of any Disclosed Scheme any securities issued by, properties leased to or occupied by, and no loans have been made out of the assets of the Disclosed Scheme which are, at the date of this Agreement, outstanding to, the Sellers or any company connected with any of the Sellers.

              (h) There has been no breach of the trusts of any Disclosed Scheme and there are no actions, suits or claims (other than routine claims for benefits) outstanding, pending or threatened against the trustees or administrator of any Disclosed Scheme or against the Sellers or any other employee participating in the Disclosed Scheme in respect of any act, event, omission or other matter arising out of or in connection with the Disclosed Scheme and after making due and careful enquiries and the Sellers are not aware of any circumstances which may give rise to any such claim.

              (i) No increase has been made to the remuneration which is pensionable under any Disclosed Scheme of any Employee who is or was a member of the Disclosed Scheme since the date on which the current administrative year of the Disclosed Scheme commenced.

              (j) No discretion or power under any Disclosed Scheme has been exercised by the trustees or administrators or the Company or any other party and there is no obligation to do so in respect of any of the Employees and all amounts due to the trustees of the Scheme from the Company or otherwise in respect of any of the Employees have been paid.

              (k) Each of the Disclosed Schemes is registered with the Pensions Board as required by the Pensions Act, 1990 and has at all times been administered in accordance and in full compliance with the provisions of the Pensions Act, 1990 and all other applicable laws, regulations and requirements.

              (l) All death in service benefits (other than refunds or contributions) which may be payable under the Schemes are fully insured at normal rates with an insurance company of good repute.

              (m) The Disclosed Schemes have at all times been operated in accordance with their governing documentation and all applicable laws and regulatory requirements and in particular, the Disclosed Schemes do not contain any provision which gives rise or could give rise to a claim against the Company or the trustees of any of the Disclosed Schemes under Article 119 of the Treaty of Rome or Part VII of the Pensions Act, 1990.

              (n) Every Employee who is entitled to membership of the Disclosed Schemes has been invited to join the Disclosed Scheme which he or she is entitled to become a member of as of the date on which he or she became entitled. The Company which employs a person who has joined the Disclosed Scheme has been properly admitted to participation and the participation of the Company has been approved by the Revenue Commissioners.

              (o) No event has happened or circumstances exist which either has led or will lead to the Disclosed Scheme being wound-up

              (p) The trustees of the Disclosed Scheme have legal title to all the assets of the Disclosed Scheme and there are no Encumbrances over any of the assets of the Disclosed Scheme.

       12.4   FUNDING

              (a) There is not at the date of this Agreement any contribution to any Disclosed Scheme which has fallen due but is unpaid and there are no factors which have caused or contributed to any substantial deterioration in the level of funding of the Disclosed Schemes since the date of the latest actuarial valuations.

              (b) There is set out in the Schedules a statement of the basis on which the Company has undertaken to contribute to the Disclosed Scheme which is a Defined Contribution Scheme and the rate and amount of the contributions in respect of each member of the Disclosed Scheme made in the three year period ending on the date of this Agreement.

              (c) No assurance, promise or guarantee (whether oral or written) has been made or given to any member of any Disclosed Scheme which is a Defined Contribution Scheme of any particular level or amount of benefits to be provided for in respect of him under the Disclosed Scheme on retirement, death or leaving service and the Company may terminate any obligation it may have to contribute to any Disclosed Scheme which is a Defined Contribution Scheme without incurring any liability to any member of the Disclosed Scheme under any agreement or arrangement with the member.

              (d) The Disclosed Scheme is and will be fully funded on the basis of service completed to the date of Completion and salaries projected to normal retirement date.

              (e) All information supplied for the purpose of the most recent actuarial valuation or funding review of each Disclosed Scheme was true, complete and accurate in all material respects.

              (f) Since the date of the most recent actuarial valuation or funding review referred to in paragraph (e), all contribution and expenses due under the Disclosed Scheme up to the date of Completion have been paid at the rate recommended in the most recent actuarial valuation or funding review in respect of the Disclosed Scheme and applied in accordance with the provisions thereof and the trusts upon which they are to be held.

              (g) The Disclosed Scheme which is a Defined Benefit Scheme is sufficiently and effectively funded on an on-going basis using actuarial assumptions which are within the range of generally accepted actuarial practice in relation to all relevant factors (which assumptions include, without limitation, those specified in paragraph (t) to secure all benefits currently, prospectively and contingently payable under the Disclosed Scheme at least to the extent which they have accrued at Completion.

              (h) The assumptions referred to in paragraph (g) include the following:

                     (i) that the members to whom the benefits relate remain in pensionable employment under the Disclosed Scheme until their normal pension date under the Disclosed Scheme subject to reasonable assumptions as to withdrawal, early retirement or death;

                     (ii) that each member's remuneration used for determining benefits under the Disclosed Scheme shall be increased in respect of the period from Completion to the member's normal pension date or earlier assumed date of withdrawal, early retirement or death at a rate which is consistent with the assumption as to the yield on investments; and

                     (iii) that provisions shall be made to reflect the recent practice of the Disclosed Schemes with regard to the provision of increases to pensions in payment and in deferment.

       12.5   COMPLIANCE

              (a) Each Disclosed Scheme is Approved and the Sellers are not aware of any circumstances which might give the Revenue Commissioners reason to withdraw approval, or if the Disclosed Scheme is not Approved, it has been designed so as to be capable of receiving Approval and the Sellers are not aware of any circumstances which might give the Revenue Commissioners reason to withhold the grant of Approval so as to have effect from the date of commencement of the Disclosed Scheme.

              (b) Each Disclosed Scheme has been designed to comply with, and has been administered in accordance with, all applicable laws including, without limitation, the Pensions Act 1990 and all relevant statutes and subordinate legislation of Ireland and all relevant provisions of the laws of the European Communities, and subject to all applicable laws in accordance with the trusts, powers and provisions of the Disclosed Scheme.

130    COMPLIANCE WITH LAW

       13.1   DIRECTORS AND OTHER OFFICERS

              (a) None of the persons who at present is, or who at any time within the last three years was, a director or officer of the Company is, or at any material time was, ineligible to be a director by reason of the Companies Acts, 1963 to 1990.

              (b) None of the directors or other officers of the Company has been declared by a court to be a person to whom chapter I of part IV of the 1990 Act applies, nor has any person been or is an auditor, director or other officer in any way, whether directly or indirectly, concerned or taken part in the promotion, formation or management of the Company in breach of Section 160 of the 1990 Act.

              (c) the only directors and other officers of the Company are the persons whose names are listed in Schedule 2 and no person is or has been a shadow director (within the meaning of section 27 of the 1990 Act) of the Company.

       13.2   UNLAWFUL PAYMENTS

              The Company has not and no person for whose acts or defaults the Company may be vicariously liable has:

              (a) induced any person to enter into any agreement or arrangement with the Company by means of any unlawful or immoral payment, contribution, gift, or other inducement;

              (b) offered or made any unlawful or immoral payment, contribution, gift or other inducement to any government official or employee; or

              (c) directly or indirectly made any unlawful contribution to any political activity.

       13.3   GENERAL

              (a) All appropriate returns and all relevant information have been supplied by the Company to the Revenue Commissioners, the Department of Health, the Department of Social Welfare, the Department of Enterprise and Employment and all other relevant governmental, regulatory, municipal and local authorities (in any country in the world) in connection with the business of the Company and the same were and are complete true and accurate in all material respects.

              (b) Full details of all present negotiations with and investigations and enquiries by any of the public authorities referred to in the immediately preceding paragraph concerning any material liability (or alleged liability) actual or contingent of or any material act or omission of the Company (or any officer, employee or agent of the Company in such capacity) have been disclosed to the Purchaser and in respect of all such negotiations, investigations and enquiries full and frank disclosure of all material facts was made to such public authorities concerned and all information supplied to them was true and accurate in all respects and there were and are no circumstances which would render any such information inaccurate untrue or misleading in any respect.

140    BROKERAGE OR COMMISSIONS

       No one is entitled to receive from the Company any finder's fee brokerage or commission in connection with this Agreement or anything contained in it.

150    CONTRACTS AND COMMITMENTS

       15.1   AGREEMENTS

              The Company is not a party to nor has any liability under any long term, onerous or unusual agreement, arrangement or obligation including, without limitation:

              (a) any agreement, arrangement or obligation which was entered into otherwise than in the ordinary and usual course of its business;

              (b) any agreement, arrangement or obligation which was entered into otherwise than by way of a bargain at arm's length;

              (c)    any power of attorney given by the Company;

              (d) any sale or purchase option or similar agreement, arrangement or obligation affecting any assets owned or used by the Company or by which the Company is bound;

              (e) any agreement, arrangement or obligation which cannot readily be fulfilled or performed by the Company on time or without undue or unusual expenditure of money or effort; or

              (f) any contract or arrangement of any kind, including, without limitation, any contract of an unusual or onerous or long term nature or any contracts of purchase or sale of any properties or any other property purchased or sold by the Sellers in the five years preceding the Completion Date or any interest in the Subsidiary Undertaking or any subsidiary which was in the five years preceding the Completion Date wholly owned by the Company or the Subsidiary Undertaking;

              (g) any guarantee, comfort letter, buy back obligations, underwriting obligation no indemnity given by the Company;

              (h) any agreement for the hire, rent, hire purchase or purchase on deferred terms by the Company of any asset (other than the Properties) excluding hirings and leases for periods of less than one month and agreements in respect of which the annual rental or payment does not exceed L1,000;

              (i) any agreement or arrangement under which any person has authority to pledge the credit of the Company;

              (j) any agreement or arrangement relating to the business of the Company which includes a provision enabling a third party to terminate such agreement on or following Completion as a result of the sale and/or purchase of the Shares and in respect of which any such termination would have an adverse effect on the Company or the Company's business and no such agreements or arrangements will be terminated following Completion;

              (k) any loan capital or other indebtedness of the Company which will become repayable or any security given by the Company which will or may become enforceable by reason of the acquisition by the Purchaser of the Shares;

              (l) any obligation on the part of the Company to pay any royalty or other similar periodic sums in the nature of royalties;

              (m) any mortgage, charge, lien, Encumbrance, debenture or other security interest;

              (n)    any option granted by the Company.

       15.2   The Company is not a party to nor has it any liability under:

              (a) any agreement or arrangement whereby it is a member of a joint venture, consortium, partnership or incorporated or unincorporated association (other than bona fide trade associations);

              (b) any distributorship, agency, marketing, purchasing, service, licensing or management agreement or arrangement any or other agreement,

              or if it is:

                     (i) full details of such agreement, arrangement and liability are set out in the Schedules; and

                     (ii) such agreement and/or arrangement can be terminated by the Company on less than three months' notice without payment of compensation.

       15.3 The Company has not during the twelve months ending on the date of this Agreement incurred any stock loss under a contract above 2% of the value of the stock the subject of the contract for which the Company may be liable.

       15.4   RESTRICTIONS ON BUSINESS

              The Company is not a party to nor has it any liability under:

              (a any agreement or arrangement which restricts its freedom to carry on its business in any part of the world in such manner as it thinks fit; or

              (b     any agreement or arrangement in respect of which:

                     (i0 particulars have been notified to the Commission of the European Communities for an exemption under
                            Article 85(3) of the Treaty of Rome; or

                     (ii0 an application has been made to the Commission of the European Communities for a negative clearance under Article 85 or 86 of the Treaty of Rome.

       15.5   GUARANTEES ETC

              Save as disclosed in the Accounts, there is not outstanding in respect of any of the Company or any director or shadow director of any of the Company or any person connected with any of them any guarantee, indemnity or suretyship given by or for the benefit of any of the Company or any director or shadow director of any of the Company or any person connected with any of them.

       15.6   LOANS ETC

              With the exception of the loans, quasi-loans, credit transactions, debts and securities particulars of which are contained in the Schedules, all of which have been entered into in compliance with all legal and statutory requirements and conditions, there are:

              (a no loans, quasi-loans or credit transactions made by any of the Company to any of the Sellers or any director or shadow director of any of the Company or any person connected with it;

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

              (b no debts owing by the Company by any of the Sellers or any director or shadow director of the Company or any person connected with any of them;

              (c no debts owing by any of the Company other than debts which have arisen in the ordinary course of business; and

              (d     no securities for any such loans or debts as aforesaid.

       15.7   CONTRACTS WITH SELLERS OR DIRECTORS ETC

              With the exception of the contracts and arrangements particulars of which are contained in the Schedules, there are no existing contracts or arrangements to which the company is a party and in which any of the Sellers or any director or shadow director of the Company or any person connected with it is interested, whether directly or indirectly.

       15.8   ARRANGEMENTS OR UNDERSTANDINGS

              There are not outstanding any arrangements or understandings (whether legally binding or not) between the Company and any person who is a shareholder, or the beneficial owner of any interest in, or any director or shadow director of the Company or any person who is connected with any such director in the Company or in any company in which the Company is interested, or any person connected with any such person, relating to the management of Company's businesses, or the appointment or removal of directors of the Company, or the ownership or transfer of ownership or the letting of any of the assets of the Company, or the provision, supply or purchase of finance, goods, services or other facilities to, by or from the Company, or otherwise howsoever relating to its affairs.

       15.9   COMPETING BUSINESSES

              None of the Sellers has any right or interest, direct or indirect, in any business other than those now carried on by the Company which is, or are likely to become, competitive with the businesses of the Company or any proposed new business.

16.    COMPLIANCE WITH THE COMPANIES ACT, 1990

       16.1   The Company has not:

              (a had its affairs investigated pursuant to section 7, 8 or 9 of the Companies Act, 1990 (the "1990 ACT") , nor has there been any investigation of the ownership of the shares of the Company pursuant to section 14 or request pursuant to section 15 of the 1990 Act, nor has
                     there been a direction made under section 16 of the 1990 Act nor an investigation pursuant to section 66 of the 1990 Act;

              (b entered into any arrangement in breach of section 28 or 29 of the 1990 Act;

              (c made any loans or quasi-loans (within the meaning of section 25 of the 1990 Act), entered into any credit transactions as creditor or entered into any guarantee or indemnity or provided any security in connection with a loan, quasi-loan or credit transaction in breach of section 31 of the 1990 Act;

              (d the Company is not nor has it been related to any other company for the purpose of section 140 of the 1990 Act and is not and will not at any time be liable to be subject to an order made under that section by virtue of any act (whether of commission or omission) that occurred prior to Completion;

              (e had a notice served on it by its auditors pursuant to section 185 or 194 of the 1990 Act;

              (f been struck off and subsequently restored to the register pursuant to section 311A of the 1963 Act;

              (g entered into any transaction or arrangement particulars whereof would, pursuant to section 41 of the 1990 Act, require to be contained in the accounts prepared by Holdings and Darshaan; or

              (h purchased or redeemed its own shares or those of its holding company or created treasury shares pursuant to part XI of the 1990 Act.

17.    GENERAL

       17.1 No sums are owing by the Company to its auditors, solicitors or other professional advisers except in the ordinary course of business.

       17.2   There are no loans owing to the Company by any of its directors.

       17.3 Neither the Company nor any of its officers, employees or agents nor other person acting on its behalf has ever directly or indirectly given or agreed to give any gift or similar benefit to any customer, supplier, governmental employee or other person who is or may be in a position to help or hinder its business or assist it in connection with any actual or proposed transaction.

       17.4 Except as disclosed in the Schedules the Company it not a member of any trade association and in respect of any trade associations which have been disclosed it has complied with all its obligations as a member thereof and all codes of practice promulgated by such association.

       17.5 [Year 2000/EMU compliance and frustration of contracts, loss of profits etc.]

                                  SCHEDULE VI

                                 TAX WARRANTIES

The Warranties in this Schedule are the Tax Warranties.

1.     GENERAL

       1.1 All taxation of any nature whatsoever or other sums imposed, charged, assessed, levied or payable under the provisions of applicable legislation relating to taxation for which the Company is liable as a result of any act or omission by the Company prior to Completion will if, and in so far as such taxation or other sums ought to be paid prior to or on Completion, have been paid at or before Completion and in particular, but without prejudice to the generality of the foregoing, at Completion, all amounts due for payment to the Revenue Commissioners in respect of excise duty and of Value Added Tax in respect of goods or services supplied prior to Completion or goods imported prior to Completion, and of income tax deductible prior to Completion under Schedule E by virtue of the PAYE regulations from time to time in force will have been paid so that the Company will have no liability in respect thereof and at Completion all Social Welfare and Pay Related Social Insurance contributions (both employer's and employees') and any other levies and impositions due in respect of the employees of the Company will have been duly paid.

       1.2 The Company is not liable and has not at any time since the Balance Sheet Date been liable to pay interest on overdue taxation.

       1.3 The Company has not acquired or disposed of any asset or entered into any transaction otherwise than by way of bargain at arm's length.

       1.4 The Company has not entered into any financing or leasing agreement in which or in connection with which the Company has indemnified any other party against any claim, loss or other liability arising from any change in tax legislation or in the interpretation of tax legislation.

       1.5 There are set out in the Schedules full particulars of all differences between the accounting and taxation treatments of all items in the Accounts.

       1.6 There is no appeal by the Company pending against any assessment to tax and the Company is not in default in payment of any tax within the period prescribed for payment thereof.

       1.7 The Company has not committed any act nor made any omission which might constitute an offence under Section 1078 of the Taxes Consolidation Act, 1997.

       1.8 The Company has not been at any time, for taxation purposes, resident in any jurisdiction other than the Republic of Ireland nor has it been at any time managed or controlled in or from any country other than the Republic of Ireland and the Company has not at any time carried on any trade in any other country and does not have a permanent establishment in any country other than the Republic of Ireland.

       1.9 The Company has for each accounting period up to and including the accounting period ending on Completion furnished the Company's Inspector of Taxes with full and accurate particulars relating to the affairs of the Company, and also has properly and within the prescribed periods of time made all returns and given or delivered all notices, accounts and information required for the purpose of taxation, and all such have been correct in all material respects and on a proper basis and none such are disputed by the Revenue Commissioners or other authority concerned, there are no grounds or circumstances which might cause any such dispute and the Company has made all claims which would be of benefit to it within the time limits laid down in the relevant legislation.

       1.10 The Company has submitted and the Revenue Commissioners have where relevant agreed computations of its taxable profits in respect of all periods up to and including the year ended on the Balance Sheet Date.

       1.11 The Company has not entered into or been a party to any schemes or arrangements designed partly or wholly for the purpose of avoiding taxation. The Company has not been involved in any "tax avoidance transaction" within the meaning of Section 811 of the Taxes Consolidation Act, 1997 and no provisions of that Section apply to the Company in respect of any event (whether or not involving the Company) which took place before Completion or in respect of any series of events, (whether or not such events or any of them involve the Company) taking place partly before Completion and partly after Completion.

       1.12 No act or transaction has been effected in consequence of which the Company is liable for any taxation primarily chargeable against some other person.

       1.13 The making of returns, payment of preliminary tax and all other requirements of Sections 950 to 959 of the Taxes Consolidation Act, 1997 have been complied with fully by the Company.

       1.14 No penalty under Section 1084 of the Taxes Consolidation Act, 1997 has or will become payable.

       1.15 No notice of attachment has been served on the Company or in relation to any funds of the Company under Section 1002 of the Taxes Consolidation Act, 1997.

       1.16   The Company has for each accounting period:-

              (i) furnished the Inspector of Taxes with full and accurate particulars relating to the affairs of the Company;

              (ii) properly and within the prescribed periods of time made all returns and given or delivered all notices, accounts and information required for the purposes of taxation; and

              (iii) complied full with the requirements of Sections 950 to 959 of the Taxes Consolidation Act, 1997, regarding the payment of preliminary tax, corporation tax and capital gains tax.

              All such particulars, returns, notices, accounts information and payments have been correct in all material respects and on a proper basis and none such are disputed by the Revenue Commissioners or other authority concerned. In addition there are no grounds or circumstances which might cause any dispute and the Company has made all claims which would be of benefit to it within the time limits laid down in the relevant legislation.

       1.17 No transaction has or had been effected by the Company in respect of which any consent or clearance from the Revenue Commissioners or other taxation authority was required and which consent or clearance (as the case may be) was not obtained.

       1.18 The Company is not and has never been a member of a group of companies within the meaning of Section 590 or Section 616 of the Taxes Consolidation Act, 1997, or associated with any other company within the meaning of Section 423(1), Taxes Consolidation Act, 1997.

       1.19 The provisions of the Waiver of Certain Tax, Interest and Penalties Act, 1993 do not have any application to the Company or any of its officers.

       1.20 The Company has not made a relevant investment within the meaning of Section 481, and Schedule 32, Paragraph 22 of the Taxes Consolidation Act, 1997.

2.     CORPORATION TAX

       2.1    (a     The Company has not paid remuneration to its employees,
                     officers or directors (either deemed or otherwise) in excess of such amount as will be deductible in computing the taxable profits of the Company; and

              (b the Company has not paid and will not pay remuneration or compensation for loss of office or make any gratuitous payment or any other payment in respect of management or other services rendered or to be rendered to the Company to any of its present or former directors or employees (deemed or otherwise) which will not be deductible in computing the taxable profits of the Company.

       2.2 In respect of Schedule 32, Paragraph 7 of the Taxes Consolidation Act, 1997, no circumstance exists which would lead the Revenue to withdraw approval of the scheme or to contend that the Company is not a qualifying Company carrying on a specified trade.

       2.3 In respect of profit sharing schemes under Sections 509 to 518 of the Taxes Consolidation Act, 1997, no circumstance exists which would lead the Revenue to withdraw approval of any such scheme.

       2.4 In respect of employee share ownership trusts under Section 519 and Section 511(A) of the Taxes Consolidation Act, 1997, no circumstance exists which would lead the Revenue to withdraw approval of any such scheme.

       2.5 If the employees of the Company have benefited from Section 479 of the Taxes Consolidation Act, 1997, no circumstance exists in relation to the Company which would lead to the withdrawal of the relief.

       2.6 The Company has not, within the meaning of Sections 520 to 529 of the Taxes Consolidation Act, 1997, received payment in respect of professional services from an accountable person.

       2.7 No loan or advance or payment has been made or consideration given or transaction effected falling within Sections 438 or 439 of the Taxes Consolidation Act, 1997.

       2.8 The Company has duly complied with the requirements of Section 239 of the Taxes Consolidation Act, 1997 and with the requirements of all other provisions relating to the deduction and withholding of tax at source up to the date hereof and all such tax which has become due to the Revenue Commissioners has been paid to the Revenue Commissioners.

       2.9 The Company has never incurred any expense or paid any amount in consequence of which the Company has been or could be treated under Sections 436 or 437 of the Taxes Consolidation Act, 1997 as having made a distribution.

       2.10 The limitation on the meaning of "distribution" provided for by Sections 133 and 134 of the Taxes Consolidation Act, 1997 does not apply to any financial arrangements of the Company.

       2.11 The Company is not affected by the amendments to Part IX of the Corporation Tax Act, 1976 contained in Section 133(3) and 134(2) of the Taxes Consolidation Act, 1997.

       2.12 Section 138 of the Taxes Consolidation Act, 1997 does not apply to any dividend paid by the Company in respect of its preference shares.

       2.13 The Company has not made any claim for relief in respect of stock appreciation under Section 665 to 669 of the Taxes Consolidation Act, 1997 or under Section 31 and 31A of the Finance Act, 1975 or
              Section 26 of the Finance Act, 1976 or Section 49 Finance Act,
              1984.

       2.14 The Company has not effected or entered into any act transaction or arrangement of any nature whereby it has incurred or may hereafter incur any liability under or by virtue of any of Sections 98, 99, 100 and 103 of the Taxes Consolidation Act, 1997.

       2.15 The Company has not surrendered any amount by way of company relief under the provisions of Sections 411 to 424 and Section 456 of the Taxes Consolidation Act, 1997.

       2.16 The Company is not and will not at any time in the future become liable to make a subvention payment or any other payment for an amount surrendered by any other Company under or in connection with the provisions of Section 411 of the Taxes Consolidation Act, 1997.

       2.17   The Company has not at any time:

              (a) repaid or redeemed or agreed to repay or redeem any shares of any class of its share capital or otherwise reduced or agreed to reduce its issued share capital or any class thereof; or

              (b) capitalised or agreed to capitalise in the form of shares, debentures or other securities or in paying up any amounts unpaid on any shares debentures or other securities any profits or reserves of any class or description or passed or agreed to pass any resolution to do so; or

              (c) provided capital to any company on terms whereby the company so capitalised has in consideration thereof issued shares loan stock or other securities where the terms of any such capitalisation were otherwise than by way of a bargain made at arm's length or where the shares loan stock or other securities acquired are shown in the Accounts at a value in excess of their market value at the time of acquisition.

       2.18 No allowable loss which has arisen or which may hereafter arise on the disposal by the Company of shares in or securities of any company is liable to be disallowed in whole or in part by virtue of the application of Section 621 or 622 of the Taxes Consolidation
              Act, 1997.

       2.19 No change of ownership of the Company has taken place in circumstances such that Section 401 of the Taxes Consolidation Act, 1997 has or may be applied to deny relief for a loss or losses incurred by the Company.

       2.20 On a sale of any machinery and plant at the value thereof shown in the Accounts no balancing charge will be incurred.

       2.21 There has not been, in respect of any accounting period, any excess of distributable investment and estate income within the meaning of Section 434 of the Taxes Consolidation Act, 1997.

       2.22 The Company is entitled to relief up to 5th April 1990 under Sections 144 to 146 of the Taxes Consolidation Act, 1997.

       2.23 The Company has never claimed relief under Sections 147 to 149, 151, 442 to 450 and 453 and Schedule 32, paragraphs 4, 5(2), 6(2),
              16(1) - (4) and 18 of the Taxes Consolidation Act, 1997.

       2.24 The Company has not entered into transactions by virtue of which it will be chargeable under Case IV, Schedule D in accordance with
              Section 815 of the Taxes Consolidation Act, 1997.

       2.25 The restrictions on the use of capital allowance for certain leased assets, as set out in Section 403 of the Taxes Consolidation Act, 1997 do not have application to any transactions entered into by the Company.

       2.26 The provisions of Sections 272 and 317(3) of the Taxes Consolidation Act, 1997 apply to all expenditure incurred by the Company, and have been properly implemented in the accounts of the Company.

       2.27 No circumstance exists in connection with the Company which would lead to the withdrawal of relief for investment in research and development as provided for in Chapter III of the Finance Act, 1986.

       2.28 The Company has not received notice under Section 70 of the Corporation Tax Act, 1976 as amended by Section 56 of the Finance Act, 1986.

       2.29 The provisions of Section 1013 of the Taxes Consolidation Act, 1997, do not apply to any transaction entered into by the Company.

       2.30 The Company is not liable to any claim in respect of tax due under Sections 530 or 531 of the Taxes Consolidation Act, 1997, and the Company has complied with the provisions of these Statutes.

       2.31 The Company has not entered into any transaction as a result of which it could be assessed to tax under Schedule D in accordance with Section 639 to 647 of the Taxes Consolidation Act, 1997.

       2.32 The Company has not received a notice under Section 446 of the Taxes Consolidation Act, 1997, requiring the Company to desist from an activity or revoking the certificate.

       2.33 The utilisation of losses incurred by the Company is not restricted by Section 456 of the Taxes Consolidation Act, 1997.

       2.34 No reduction or withdrawal of relief has occurred under Section 222 of the Taxes Consolidation Act, 1997.

       2.35 No allowance in respect of capital expenditure is or may be restricted by virtue of Sections 271, 273, 274, 278, 283, 285, 300, 304, 305, 316, 317, 320, 658 and Schedule 32, paragraphs 9 and 23(2) of the Taxes Consolidation Act, 1997.

       2.36 Neither the Company nor any of its shareholders is affected by the restrictions on the Business Expansion Scheme relief which are contained in Sections 489 to 498 of the Taxes Consolidation Act, 1997.

       2.37 The Company has not entered into or taken any steps the object of which is a transaction which comes or might come within Section 817 of the Taxes Consolidation Act, 1997.

       2.38 The Company does not beneficially own nor has it ever beneficially owned shares to which Sections 155 and 489 of the Taxes Consolidation Act, 1997 apply or may have applied.

       2.39 The goods produced by the Company fall within the definition of goods regarded as manufactured contained in Section 443 of the Taxes Consolidation Act, 1997.

       2.40 The tax benefit envisaged at the time of borrowing in respect of any loan under Section 130 of the Taxes Consolidation Act, 1997 will under present legislation remain undiminished until such loan has been repaid.

       2.41 The Company does not own nor has it ever owned an asset which constitutes a material interest in an off-shore fund which is or has at any time been a non qualifying off-shore fund within the terms of Sections 740 to 747 of the Taxes Consolidation Act, 1997.

       2.42 Any machinery or plant provided for use for the purposes of the trade of the Company after 1 April 1990 is used wholly and exclusively for the purposes of the trade of the Company.

       2.43 The cost of acquisition for the purposes of corporation tax on chargeable gains to the Company of each asset of the Company (except trading stock and work in progress) is not less than the book value of that asset as provided for in the Company's accounts and the Company has not acquired any asset otherwise than by way of bargain at arms-length.

       2.44   As at Completion, the Company has accumulated trading corporation
              tax losses of IRL[                         ] and advance
              corporation tax of IRL[                            ] available for
              carrying forward.  The Company has continued to carry on the trade
              of [                                              ] since the
              accumulation of corporation tax losses and advance corporation tax without any major change in the nature or conduct of the said trade.

       2.45 The Company has not since its incorporation acquired any assets other than trading stock from any company which at the time of the acquisition was a member of the same Company as defined in Sections 590(11) and 616 of the Taxes Consolidation Act, 1997.

       2.46 Where fixed assets have been stated in the Accounts in excess of their cost, any potential liability to Taxation on chargeable gains that would accrue on the sale of these assets at their values stated are either fully provided for or disclosed by way of note in the Accounts.

       2.47 The Company is not a close company as defined in Taxes Consolidation Act, 1997.

3.     ADVANCE CORPORATION TAX ("ACT")

       3.1 The Company has no liability to ACT under Sections 159 to 172 of the Taxes Consolidation Act, 1997.

       3.2 The Company has not made an election under Section 165 of the Taxes Consolidation Act, 1997 and no surrender has been made under
              Section 166 of the Taxes Consolidation Act, 1997.

       3.3    The Company is not affected by the provisions of Section 167 or
              Section 170 of the Taxes Consolidation Act, 1997.

4.     CAPITAL GAINS TAX

       4.1 The Company has not made any claim under Section 597 of the Taxes Consolidation Act, 1997, as respects the consideration for the disposal of or of its interest in any assets which are defined in the said Section 597 as "the old assets".

       4.2    The Company has not made any such transfer as is referred to in
              Section 589 of the Taxes Consolidation Act, 1997, or received any asset by way of gift as mentioned in Section 978 of the Taxes Consolidation Act, 1997.

       4.3 The Company has not been a party to or involved in any share for share exchange nor any scheme of reconstruction or amalgamation such as are mentioned in Sections 583 to 588, Section 600, Section 615 or Section 733 of the Taxes Consolidation Act, 1997, under which shares or debentures have been issued or any transfer of assets effected.

       4.4 The Company has not entered into any transaction which has, will or may give rise to a charge to tax under the provisions of Taxes Consolidation Act, 1997 or under the provisions of the Capital Acquisitions Tax Act, 1976.

       4.5    The Company has no liability by virtue of the provisions of
              Section 571 of the Taxes Consolidation Act, 1997.

       4.6 The Company has not made any claim under Section 1005 of the Taxes Consolidation Act, 1997 and no tax liability has been deferred under any other provision of the Taxes Consolidation Act, 1997 including Sections 981 and 563(1) of the Taxes Consolidation Act, 1997.

       4.7 The Company has not entered into any transactions which give rise to a liability under Sections 590, 616, 623, 625, 626 of the Taxes Consolidation Act, 1997. Nor has the Company entered into any transactions to which Sections 632 to 635, 637 and 648 to 649 of the Taxes Consolidation Act, 1997, apply.

       4.8 There have been no claims under Section 538 of the Taxes Consolidation Act, 1997.

       4.9 The Company has not entered into or taken any steps the object of which is a transaction which comes within or might come within Sections 549 and 817 of the Taxes Consolidation Act, 1997 .

       4.10 The Company has not entered into or taken any steps, the object of which is a transaction which comes within or might come within
              Section 549 of the Taxes Consolidation Act, 1987.

5.     STAMP/CAPITAL DUTY

       5.1    The Company has duly complied with and has no liability under
              Section 1 of the Stamp Act, 1891 as substituted by the provisions of Section 94 of the Finance Act, 1991.

       5.2 All documents in the possession or under the control of or required in connection with the title of the Company to any matter or thing of the Company which attract stamp duty have been properly stamped.

       5.3 No relief, exemption or reduction has been obtained from company's capital duty or stamp duty and without prejudice to the generality of the foregoing no relief, exemption or reduction has been obtained from company's capital duty or stamp duty under Section 72 of the Finance Act, 1973 (as amended) or from stamp duty under
              Section 19 of the Finance Act, 1952 (as amended) or Section 31 of the Finance Act, 1965 (as amended) which:

              (a)    has become liable to forfeiture; or

              (b)    may be forfeited in the future.

       5.4 All capital duty and/or stamp duty payable by the Company in respect of any of the transactions referred to in the following Sections of the Finance Act, 1973 has been duly and promptly paid by the Company so that there is no liability in respect thereof or any interest thereon:

              (a)    Section 63;

              (b)    Section 64;

              (c)    Section 68; and

              (d)    Sections 69 and 70.

       5.5 All other capital and/or stamp duty howsoever arising or payable has been paid by the Company and there is no outstanding liability therefore or interest thereon.

6.     VALUE ADDED TAX

       6.1 The Company is a registered and taxable person for the purposes of the Value Added Tax Acts and has complied in all respects with such legislation and all regulations made or notices issued thereunder and has maintained full complete correct and up to date records, invoices and other documents (as the case may be) appropriate or requisite for the purposes thereof.

       6.2 The Company is not in arrears with its payments or returns or notifications under the Value Added Tax legislation regulations or notices or liable to any abnormal or non routine payment or any forfeiture or penalty or to the operation of the penal provisions contained therein.

       6.3 The Company has not been required by appropriate fiscal authorities to give security under the Value Added Tax legislation.

       6.4 No arrangement exists or has existed whereby pursuant to Section 8(8) of the Value Added Tax Act, 1972 and Regulation 5 of the Value Added Tax Regulation 1979 (as amended) the business activities of the Company are or were deemed to be carried on by any other person or the business activities of any other person are or were deemed to be carried on by the Company.

       6.5 The Company has not availed of the procedure in Section 58 of the Finance Act, 1989 whereby a trader may account and make returns for VAT purposes other than after each two monthly taxable period.

       6.6 The Company does not make any supplies which are exempt for VAT purposes.

7.     CAPITAL ACQUISITIONS TAX

       7.1 There is no unsatisfied liability to capital acquisitions tax attached or attributable to the Shares or any of the assets of the Company and the Shares and the said assets are not subject to a charge in favour of the Revenue Commissioners.

       7.2 No person is liable to capital acquisitions tax attributable to the value of any of the Shares and in consequence no person has the power to raise the amount of such tax by sale or mortgage or by a terminable charge on any of the Shares.

       7.3 The Company has not entered into or taken any steps the object of which is a transaction which comes within Section 90 of the Finance Act, 1989.

8.     WEALTH TAX

       The Company has not any outstanding liability for wealth tax under the Wealth Tax Act, 1975.

9.     PAYE/SOCIAL WELFARE

       9.1 The Company is registered for the purposes of regulations made under Section 986 of the Taxes Consolidation Act, 1997, and has complied in all respects with such regulations and has maintained full, complete, correct and up to date records appropriate or requisite for the purposes thereof.

       9.2 The Company is not in arrears with its payments or returns required under regulations made under Section 986 of the Taxes Consolidation Act, 1997, or liable to interest or any abnormal or non-routine payment or any forfeiture or penalty or to the operation of any penal provisions due to non-compliance with the said regulations.

       9.3 The Company has complied in all respects with Part II, Chapter I, Social Welfare Consolidation Act, 1981, Health Contributions Act, 1979, Youth Employment Agency Act, 1981 and Section 16 Finance Act, 1983 and any regulations made under those Acts and has maintained full, complete, correct and up to date records appropriate or requisite for the purposes thereof and has not committed any offence under Section 115, Social Welfare Consolidation Act, 1981 and is not liable to any abnormal or non-routine payment or any forfeiture or penalty or to the operation of any penal provisions due to non-compliance with the said Acts and/or regulations.

       9.4 The Company has not availed of the Income Tax (Employments) Regulations 1989 (SI No. 58 of 1989) whereby an employer may make remittances of PAYE deducted from his employees at longer intervals than the normal monthly remittance basis.

       9.5 The Company has properly operated the PAYE system of deduction and of accounting to the Revenue Commissioners (and all similar systems to the appropriate authority in any other jurisdiction) for tax chargeable on the remuneration of its employees (deemed or otherwise) and has properly operated Social Welfare deductions (or their equivalent in any other jurisdiction) and had made all payments to the relevant authority in respect thereof.

           SPECIFIC DISCLOSURES TO PART 3.27 OF THE AGREEMENT

The following are disclosed. The paragraph numbers stated below are for convenience of reference only and refer to the clauses in Part 3.27 to the
Stock Purchase Agreement.   Buyer expressly accepts that disclosure of any
particular matter by reference to a specific paragraph is to be regarded as a disclosure in respect of each and every other paragraph as far as same shall be applicable and as disclosures to the warranties contained in Article 3 of the Agreement.

1.     CAPACITY AND AUTHORITY

       1.1. Microcellular Systems Limited ("the Company") Certificate of Incorporation and Memorandum and Articles of Association.

              Microcellular Systems (Ireland) Limited Certificate of Incorporation and Memorandum and Articles of Association.

       1.2. The consent of the Minister for Enterprise Trade & Employment under the Mergers, Take-Overs and Monopolies (Control) Act, 1978 will be required.

2.     THE SELLERS

       2.1. Subject to matters fully and fairly disclosed and set out in the Disclosure Schedules all information is true, complete and accurate.

       2.2.   (a)    Hogan & Associates are financial advisers to the Company.
                     Declan Hogan who is the principal of Hogan & Associates is a Director of the company.

                     Hayes & Sons Solicitors are acting as legal advisers to the Sellers. Andrew O Rorke, a private investor in the company, is a partner in Hayes & Sons.

       2.2.   (b)    See answer to 2.2. (a)

       2.2.   (c)    Declan Hogan has a 20% shareholding in Proyplon Limited.
                     Paul McKeown has a 20% interest in Proyplon Limited
                     Robert Dennyson has less than 1% interest in Proyplon
                     Limited Thomas Cunningham has less than 1% interest in Proyplon Limited

3.     SHARES, SUBSIDIARIES, CONSTITUTION, REGISTERS, RETURN, RECORDS

       3.1.   (a)    The share registers and minute books

       3.1.   (d)    Treasury Stock Options Schedule - already furnished. Put
                     and Call Option Agreement between the Company and Shannon
                     Free Airport Development Company Limited, 9th September
                     1999.

       3.1. (d) Put Option Agreement between the Company and the Private Investors in similar terms to the Agreement between the Company and Andrew O Rorke - already furnished to the Buyer.

                     Subscription Agreement between Shannon Free Airport Development Company Limited and the Company and the Promoters, dated 9th September 1999.

       3.1. (d)      (ii)   Vesting of Shares
                     There are employee share options some of which have vested and more of which are capable of vesting details of which have already been furnished and set out in Treasury Stock Option Schedule referred to at 3.1. (d) above.

       3.1. (e) Microcellular Systems (Ireland) Limited - is also a subsidiary, see documentation disclosed under 1.1.

       3.2.          Are available for inspection -  Minutes, Statutory Books
                     Registers.

4.     ACCOUNTS.

       4. The Company was incorporated on 16th March 1999 and no audited accounts have been prepared. Accordingly a number of the accounting warranties sought at Section 4 are not applicable. No returns have been filed in the Companies Registration Office.

       4.3.   See answer to 4.

       4.4.   See answer to Schedule VI

       4.9. The accounting books and records of the Company have been disclosed.

       4.10.  See answer to 4.

5.     BUSINESS SINCE MARCH 31, 2000 BALANCE SHEET

       5.1.          See answer to 4.

       5.2.(b) (ix)  244,667 "A" Ordinary Shares of L1 were transferred by
                     Shannon Free Airport Development Limited to Guy Waugh, Bart Kane, Tony Dunne and Declan Hogan and subsequently converted and redesignated into 60,000 Ordinary shares of $1.00 per share.

       5.2.(b) (x)   Guarantee and Indemnity between Microcellular Limited (UK)
                     Company and Ulster Bank Markets Limited 21 Jan 2000

                     Guarantee of Obligations and Indemnification Agreement between Microcellular Systems USA Inc and Ulster Bank Markets Limited. 26th October 1999.

                     Mortgage Debenture, Microcellular Systems Limited (UK) Company and Ulster Bank Markets Limited. 21st January 2000

                     Letter from Ulster Bank to Declan Hogan re draft facility letter - 26th October 1999

                     Charge on deposit between the Company and Ulster Bank Markets Limited May 2000 - executed as per drafts furnished to Buyer.

                     Assignment between the Company and Ulster Bank Markets Limited May 2000. Assignment was executed as per the draft assignment furnished to Buyers.

                     Facility Letter, Ulster Bank to the Company - finalised May 2000 in the terms of the draft furnished to Buyer.

       5.2.(b) (xi)  Letter from Microcellular Systems Limited to Shannon
                     Developments enclosing signed Letter of Acceptance of Grant - 8th April 2000.

                     Grant Agreement between Shannon Free Airport Development Company Limited and the Company, 21st January 2000.

                     Letter from Shannon Development to the company , 6th December 1999.

                     Letter from Microcellular Systems Limited to Shannon Developments, 21st December 1999.

       5.2.(b) (xvi) See answer to 5.2.(b) (ix).

6.     ASSETS

       6.1.(b)(iii)  The computer equipment of the company may need to be replaced within two years.

       6.2. Memorandum of Agreement between Kerry Innovation Centre and Mike Fitzgerald - Tenancy Agreement.

                     A verbal offer has been received from Shannon Development for a new lease, the terms of which have been outlined to the Buyer.

7.     TERMS OF TRADE AND BUSINESS

       7.1. All Creditors have not been paid in accordance with their credit terms. The amounts are due and owing and are properly reflected in the accounts.

8.     EMPLOYEES

       General

       8.1.(a) Service contracts of Alastair Froggett, Director, David Jones, Director, Ian Walter, Director, Mike Fitzgerald, Director and Monty Egeland, Director and ADC Microcellular Systems Employee Handbook, have been disclosed.

       8.1.(c) The Employee schedule furnished sets out the principal terms and benefits of employees.

       8.10 A share option letter has been furnished to each employee setting out details of the share option scheme. Details of the scheme together with sample letters have been furnished.

 9.    FINANCING/LIABILITIES

       9.2.(b) Guarantee by Mike Fitzgerald re Lease of premises from Kerry Innovation Centre.

       9.4.          See answer to 5.2.(b) (xi)

12.    GENERAL

12.2. Pension Scheme Documentation and Declaration of Trust re retirement benefits scheme have been furnished.

15.    COMPETING BUSINESS

       Any of the shareholders may have an interest in a competing business but warrantors are not aware of any material or significant interest.

                                    SCHEDULE V1

                                   TAX WARRANTIES

1.     General

       Tax Returns have not yet been submitted and are not yet due.

       1.18. The company is a member of a group of companies- please see corporate structure document.

2.     Corporation Tax

       2.36 Certain shareholders benefited from Business Expansion Scheme Relief when they invested in the Company.

       2.44 Not possible to quantify - no tax returns have yet been submitted. No advance corporation tax applicable in Ireland.

                                  SCHEDULE 4.2(b)

                      CONSENTS AND GOVERNMENTAL AUTHORIZATIONS

Irish Ministry of Enterprise & Employment, under the Mergers and Acquisitions Act of 1978, as amended.

                                  SCHEDULE 4.2(c)

                             EXCEPTIONS TO NO CONFLICT